UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices)(Zip code)

Scott J. Liotta

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 237-5852

Date of fiscal year end: May 31, 2005

Date of reporting period: May 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

Mercantile Funds, Inc.

Annual Report

MAY 31, 2005

MERCANTILE
MUTUAL FUNDS

Mercantile Funds, Inc.

Annual Report

May 31, 2005

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Mercantile Investment Services, Inc. serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Fund’s have no obligation to update or revise forward-looking statements.

Mercantile Funds, Inc.

A Message from the President

Dear Shareholders:

We are pleased to present you with this annual report for the Mercantile Funds, Inc., providing a detailed review of the markets, the portfolios, and our management strategies — all in an easy-to-read format. Also included are financial statements and a statement of net assets listing securities held as of May 31, 2005 for each of the Mercantile Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, Mercantile may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the annual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period.

*  *  *

Economic Review

The U.S. economy continued to expand, although as the fiscal year progressed, growth slowed. Real Gross Domestic Product (GDP) grew at an annualized rate of 4% for the third quarter of 2004, 3.8% for the fourth quarter of 2004 and 3.5% for the first quarter of 2005. Indeed, the economy faced several headwinds, including higher oil prices, growing inflationary pressures, sluggish job growth, choppy retail sales, fluctuating value of the U.S. dollar versus other major currencies, ongoing threats of terrorism and another too-close-to-call election year. Manufacturing growth came off its peak, mainly due to troubles among the domestic auto producers. On the other hand, strength in corporate profits remained a key pillar in the economy’s slow but steady expansion, overcoming rising energy, labor and financing costs due in part to pricing power and in part to continued productivity improvements and cost cutting. Overall, volatility in certain indicators gave notion to an economic “soft patch” that has yet to show up in GDP numbers.

In an effort to provide ongoing support to economic activity and maintain price stability, the Federal Reserve Board raised the targeted federal funds rate on June 30, 2004 by a quarter-percentage point, to 1.25%, after much anticipation by the financial markets. The Federal Reserve Board then increased the targeted federal funds rate at a measured pace of 25 basis points each seven more times during the annual period. The Fed stated that its monetary policy remained accommodative, even after these actions. At the end of the annual period, the targeted federal funds rate stood at 3.00%.

Equities

Most of the major U.S. equity indices posted modestly positive returns for the 12 months ended May 31, 2005. Mid-capitalization stocks showed the strongest relative performance. Small-cap stocks followed, with their large-cap counterparts close behind. The market favored the value style over the growth style of investing across all capitalization sectors.

The international equity markets overall outperformed the U.S. equity markets for the annual period, supported in part by the relative weakness of the U.S. dollar. European equity markets turned in generally respectable returns, confounding skeptics who believed weak local demand, record high commodity prices, dangerously high unemployment and currency strength would materially erode business performance. The emerging equity markets of Latin American and Asia performed particularly well. Despite robust export activity, Japan lagged other Asian equity markets during the 12 months. This was primarily due to mixed performance in the technology sector, an area that fell under intense selling pressure during the period, and to a long-awaited recovery in domestic consumption that has been slow to materialize.

See accompanying index descriptions on page 37.

Fixed Income

Overall, on a duration-adjusted basis, the spread sectors in the Lehman Aggregate Bond Index, i.e. the non-Treasury sectors of the fixed income market, outperformed U.S. Treasury securities for the 12 months ended May 31, 2005. Emerging market bonds and high yield corporate bonds were the best performing fixed income sectors during the period. Mortgage-backed securities, government agencies, asset-backed securities and other high-quality spread sectors also fared well, as risk premia declined and investors sought incremental yield from these securities. Investment grade corporate bonds were the laggards of the spread sectors, as a series of high-profile earnings and cash flow warnings by both General Motors and Ford weighed heavily on that market.

The U.S. Treasury yield curve flattened dramatically over the annual period, with two-year Treasury yields rising 0.98% over the 12 months to a level of 3.60% and 10-year Treasury yields actually falling 0.72% to a level of 4.00%. Contributing to the flattening of the yield curve, or the narrowing of the yield spread between short-term and long-term maturity bonds, was the market’s confidence in the Federal Reserve Board’s ability to keep inflation contained.

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis for the annual period, despite the eight interest rate hikes by the Federal Reserve Board.

Money Markets

The most significant factor affecting the money markets was the tightening policy, be it at a measured pace, of the Federal Reserve Board.

*  *  *

We thank you for being a part of the success of the Mercantile Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, Mercantile Funds, Inc.

President and Chief Investment Officer,

Mercantile Capital Advisors, Inc.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance

May 31, 2005

An interview with:

Kelley K. Brunssen, Joshua Kakel and Team

Portfolio Managers, Prime Money Market Fund and Government Money Market Fund

Ronald M. Shostek, Mark G. McGlone and Team

Portfolio Managers, Tax-Exempt Money Market Fund

Mercantile Capital Advisors, Inc.

What factors affected the money markets during the annual period?

The actions of the Federal Reserve Board (the Fed) had the greatest affect on both the taxable and tax-exempt money markets during the annual period. The Fed began the latest cycle of monetary policy tightening by increasing the targeted federal funds rate by 0.25% on June 30, 2004. The Fed then raised interest rates at a measured pace of 25 basis points each seven more times during the annual period, bringing the targeted federal funds rate to 3.00% by the end of May 2005. Despite the fact that persistently high energy costs could result in the risk of higher inflation — indeed oil prices hit new highs in March 2005 before backing off slightly and the annualized inflation rate rose in each of the first four months of 2005 (the latest data available), the Fed maintained in its May statement that it believed that going forward its “policy accommodation can be removed at a pace that is likely to be measured.”

Within the tax-free money market, supply and demand were also major factors. Note issuance declined during the annual period. Improved budgetary situations along with the desire to shift from short-term issuance to longer-term bonds to lock in levels before yields move higher led state and local issuers to cut back or suspend issuance of Tax Anticipation Notes and Revenue Anticipation Notes. Issuance of floaters, or instruments with a variable interest rate, remained strong, however, for two reasons. First, issuers sought to take advantage of the still historically low yields at the very front end of the tax-exempt money market yield curve. Second, leverage players, such as closed-end municipal bond funds and hedge funds, sought to use floaters to help them finance the purchase of longer-maturity bonds. While demand for floaters remained strong, as investors sought the ability to capture the expected increases in short-term yields, supply outstripped it, contributing to the inversion of the tax-exempt money market yield curve in 2005. In all, then, the ratio of tax-exempt money market yields to comparable taxable securities tightened in the fall of 2004 as the demand for short-term paper increased, before widening in the spring of 2005, at times even surpassing taxable yields, due to the supply/demand imbalance. Credit ratings within the tax-exempt money market remained strong, as the fiscal standing of most issuers continued to improve as the economy grew at a moderate but relatively stable rate.

How did you manage the money market funds during the annual period?

We managed each of the money market funds defensively over the 12 months ended May 31, 2005, keeping the funds’ average maturities relatively short through most of the period in anticipation of interest rate hikes by the Fed.

The taxable money market yield curve adjusted according to the Fed’s policy. The taxable money market yield curve began the fiscal year deeply discounting an aggressive Fed. It then flattened as economic data cooled and inflation pressures subsided. The curve steepened slightly during the first months of 2005, and then flattened again with disappointing economic data and diminishing expectations for more aggressive tightening of the targeted federal funds rate. In this environment, we continued to buy floating rate notes and securities maturing around the dates of the Fed meetings for both Prime Money Market Fund and Government Money Market Fund, seeking to take advantage of each anticipated rate increase. We also increased both Funds’ liquidity positions through investments in overnight securities in an effort to capture higher yields.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

The tax-exempt money market yield curve remained relatively steep through much of the first half of the fiscal year as a result of expectations over ongoing yet “measured” Fed tightening. The curve then flattened and even inverted at certain points during the first five months of 2005, as supply/demand imbalances and expectations for another economic “soft patch” combined with the belief that the Fed may soon be finished raising rates. Given this scenario, Tax-Exempt Money Market Fund’s portfolio structure was heavily tilted throughout the fiscal year on shorter- and intermediate-maturing or resetting securities. We added notes or bonds with longer maturities on an occasional basis to keep the average maturity of the Fund from becoming too short. Because of the inverted tax-exempt money market yield curve during the second half of the fiscal year, we then focused on daily and weekly floating securities, which offered more attractive yields than notes or longer-dated tax-exempt commercial paper. Also, with the Fed increasing short-term rates at each of its meetings, floating securities enabled the Fund to capture higher rates through the frequent resets of these securities’ yields.

Would you give us more specific examples for each of the money market funds?

In Prime Money Market Fund, we attempted, as always, to provide current income while maintaining a stable net asset value by investing in high quality securities with minimal credit risk. Throughout the annual period, the Fund’s assets were invested in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. We particularly emphasized investments in asset-backed commercial paper during the period, as these instruments offered relatively higher yields. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund’s concentration on the highest-quality securities helped manage portfolio risk. As intended, we brought the Fund’s weighted average maturity from 45 days at the start of the period down to 35 days on May 31, 2005.

In Government Money Market Fund, we attempted to provide current income and maintain a stable net asset value by investing in U.S. government obligations. Throughout the annual period, the Fund’s assets were invested in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. During the period, we established a modest position in bonds with coupons that “step up” periodically, as these securities enabled us to take advantage of the rising interest rate environment. A “step-up” bond pays an initial coupon rate followed by higher rates for subsequent periods. As intended, we brought the Fund’s weighted average maturity from 54 days at the start of the period down to 33 days on May 31, 2005.

In Tax-Exempt Money Market Fund, as always, we attempted to provide current income free of Federal income taxes while maintaining a stable net asset value by investing in high quality securities with minimal credit risk. At the end of the period, the Fund was invested approximately 52% in daily and weekly floating securities, approximately 30% in tax-exempt commercial paper and about 11% in general market bonds and notes. On May 31, 2005, the Fund’s average maturity stood at 25 days. Throughout the period, all securities purchased for the portfolio were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

What strategies do you intend to pursue over the coming months?

We expect economic growth to continue to grow moderately, although both consumer and corporate spending have already slowed somewhat in response to stubbornly high energy costs. According to the Fed’s May statement, “pressures on inflation have picked up in recent months” but “longer-term inflation expectations remain well contained.” We expect to keep each of the funds defensively postured, as the Fed is expected to continue to raise interest rates through 2005 and into 2006. However, expectations for a pause in the tightening cycle are building. The federal funds futures market is already pricing in the probability of a 25 basis point interest rate hike at the Fed’s June 30 meeting and another 25 basis point increase before year end. We intend to maintain the taxable money market funds’ average maturities around 35 days. We expect to keep Tax-Exempt Money Market Fund’s average maturity within a 25 to 35 day band moving forward, until it becomes apparent the Fed is done tightening. Of course, we will continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curves, as we strive to strategically navigate the anticipated higher interest rate environment.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Fund had net assets invested in a diversified portfolio of:
Financials	17.6%
Information Technology	17.1%
Consumer Discretionary	15.1%
Health Care	14.1%
Industrials	11.3%
Consumer Staples	11.2%
Energy	7.4%
Telecommunication	3.3%
Cash	1.4%
Utility	1.1%
Materials	0.4%
100.0%

An interview with Manind V. Govil and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund invests predominantly in large-cap companies using both value- and growth-oriented investment disciplines. During the annual period, we held firm to our time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage. These are predominantly high quality companies with managements demonstrating industry leadership. These companies also have demonstrated consistent performance through stable earnings and dividend growth. In addition, we selectively invest in opportunistic situations. Among them are asset plays when market value is below tangible asset values as well as temporarily out of favor companies with depressed earnings but good prospects for near-term recovery.

For the 12 months ended May 31, 2005, the broad equity market, as measured by the S&P 500® Index, produced lackluster absolute returns. On a relative basis, the Fund lagged the S&P 500® Index due primarily to its underweighted positions in the strongly-performing energy, basic materials and utilities sectors. Energy and basic materials benefited from a widespread market belief that demand from developing countries, especially China and India, has created a secular bull market in commodities. We remain unconvinced and thus maintained the Fund’s lower than market exposures. In our view, commodities suffer from price competition that generally delivers average to below-average returns over time. We recognize that short-term supply-demand imbalances can create high commodity prices. However, recent evidence of supply disruptions is weak, with the exception of oil. Even for oil, we are skeptical that there is a structural supply-demand imbalance, rather than a geopolitically-driven one. We believe the current situation may be rectified by slowing demand growth due to persistently high prices and by supply increases from Iraq and increased exploration elsewhere. The utilities sector benefited from still-low interest rates.

Would you give us more specific examples?

The best performers in the Fund during the annual period included graphics software company Adobe Systems, pharmacy benefits manager Medco Health Solutions, financial services provider Legg Mason, financial ratings company Moody’s and oil & gas company ExxonMobil. The worst performers in the portfolio during the 12 months included financial services firm Marsh & McLennan, Internet retailer Amazon.com, data processing and management firm Fair Isaac, biotechnology company Cephalon and pharmaceutical giant Pfizer.

We managed the Fund on a bottom-up basis, but kept the Fund’s sector weightings consistent with our macroeconomic view. Thus, over the fiscal year, we shifted the portfolio from underweighted to overweighted positions, compared to the S&P 500® Index, in consumer staples, health care and telecommunications in an effort to take advantage of attractive valuations in these areas. We decreased the Fund’s exposure to financials from an overweighted to an underweighted position. Within financials, we particularly reduced the portfolio’s bank holdings, as we believed that a narrowing of yield spreads between short-term and longer-term interest rates would generally hurt companies in this sector. We also reduced the portfolio’s overweighted positions in consumer discretionary and information technology, taking profits in companies whose stock prices reached the target prices we had set for them.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Based on our long-term investment approach, we maintained a low portfolio turnover rate, making select changes adhering to our strict buy and sell criteria. In buying stocks, we examined potential equity returns, with a focus on the long-term economics and future earnings potential of a business. For example, we established a position in Coca-Cola, as it remains a good franchise with the potential to improve its revenue and earnings growth. We added Caterpillar and Ingersoll Rand to the portfolio, as these companies should be direct beneficiaries of capital spending related to materials pricing strength. We purchased skin care products company Alberto Culver, as it is expected to continue to exhibit consistent earnings growth and market share improvement. We initiated a position in Starwood Hotels & Resorts, whose brands include Westin, Four Points, Sheraton and W, as it is expected to benefit from strength in its hotel markets. We added investment banking firm Lehman Brothers Holdings because it has shown better execution than its peers, and we established a position in energy services company Halliburton because it is likely to sell its non-core businesses and return to its core focus.

We trimmed or sold a stock to manage portfolio risk, if there was a deterioration in a company’s fundamentals or because we felt its valuation fully reflected the economics of its business. We eliminated the Fund’s holdings in Guidant, Automatic Data Processing, Costco, PepsiCo, Emerson Electric, SAP AG and DirecTV because the target price we had established for each had been achieved. We deleted Sony, Morgan Stanley and Fair Isaac from the portfolio based on what we believed to be deteriorating fundamentals. We sold the Fund’s position in Marsh & McLennan, as we became uncomfortable with its business practices and its business model.

What strategies do you intend to pursue over the coming months?

Going forward, we intend to adhere to our disciplined investment process. Generally, above-average profits over time are delivered in companies operating in a niche area or having sustainable competitive advantage. While this approach was tested during the past fiscal year, we maintain our long-term perspective. That said, we believe individual stock picking will be key to performance in the coming months, which should play well to our strength as bottom-up investors. Looking at the economics and merits of individual companies, we will continue to seek high quality and improving companies, at reasonable prices, with business models we expect to deliver consistent above-average profits. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Growth & Income Fund		1 Year	5 Year	10 Year	Final Value of a $10,000 Investment
Institutional Class		6.37%	-0.87%	9.71%	$25,280.92
Class A	at NAV	5.84%	-1.35%	9.17%	$24,062.81
	at POP	0.82%	-2.31%	8.64%	$22,918.88
Class C	without CDSC	5.29%	-1.86%	8.62%	$22,876.69
	with CDSC	4.29%	-1.86%	8.62%	$22,876.69
S&P 500 Index		8.23%	-1.92%	10.18%	$26,386.01

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund share.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Growth & Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 2/28/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Fund had net assets invested in a diversified portfolio of:
Financials	25.3%
Energy	13.0%
Consumer Staples	11.4%
Industrials	10.2%
Health Care	8.1%
Consumer Discretionary	7.3%
Information Technology	6.9%
Materials	5.5%
Telecommunication	5.1%
Utility	4.2%
Cash	3.0%
100.0%

An interview with George S. Michaels and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We managed the Fund utilizing our time-tested, value-oriented, yield tilt investment approach. This means that the overall portfolio has a price/earnings ratio lower than the S&P 500® Index and a dividend yield higher than the S&P 500® Index. The overall portfolio has a price/earnings ratio and a dividend yield that is generally in line with that of the Russell 1000® Value Index. Valuation on a stock by stock basis is the primary driver of portfolio decisions.

The Fund modestly underperformed the S&P 500® Index and more significantly lagged the Russell 1000® Value Index for the annual period ended May 31, 2005. Our management style of investing in large-capitalization stocks with an emphasis on companies that have a well above-average dividend yield and below-average price/earnings ratio detracted from the Fund’s return relative to both indices, as mid- to small-cap stocks outperformed their larger-cap counterparts. For the annual period, the Fund’s sector allocation proved more beneficial to returns than stock selection.

Compared to the Russell 1000® Value Index, the Fund’s overweighted positions in energy and consumer staples and underweighted positions in financials, consumer discretionary and industrials were positive contributors to the Fund’s performance. On the other hand, overweighted positions in health care and telecommunications services and an underweighted position in utilities detracted from relative results. The Fund’s overweighted exposure to information technology also detracted, although this was almost completely offset by effective stock selection in this sector.

Would you give us more specific examples?

For the annual period, many of the Fund’s most significant positive contributors were in the energy and financials sectors. Energy stocks benefited from persistently high oil prices. Financials, especially real estate investment trusts, benefited in part from a sharp increase in valuations for the underlying assets driven by still historically low interest rates. Strong contributors to the Fund in these sectors included Halliburton, ExxonMobil, BP Plc, Royal Dutch Petroleum, Chevron-Texaco, Simon Property Group and Archstone-Smith Trust. Other strong contributors to the Fund for the 12 months included Duke Energy in utilities, Nokia in information technology and General Electric in industrials.

The financials sector also produced some of the worst performing holdings for the Fund during the annual period, including Marsh & McLennan, St. Paul Travelers and MBNA. Other holdings that detracted from the Fund’s relative annual performance came from the consumer, health care and information technology sectors. In the consumer discretionary and consumer staples sectors, Wal-Mart and General Motors disappointed. In health care, the pharmaceutical companies performed most poorly, including Merck, Pfizer, Eli Lilly, and Cephalon. In information technology, data processing and management firm Fair Isaac also saw its share price decline.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Based on our strict buy and sell criteria, we made several transactions over the annual period. We established new positions in companies across the sector spectrum. For example, we bought CDW, a leading direct market and reseller of information technology products to small and mid-sized corporate customers, based on its strong financial position and its efforts to gain share in a fragmented market. We bolstered the Fund’s position in the biotechnology area of the pharmaceutical industry by initiating a position in Cephalon. With drugs for attention deficit hyperactivity disorder, narcolepsy and pain, we felt Cephalon’s pipeline was promising. We established a position in Home Depot based on our view that the home improvement trend will likely remain strong, and the company continues to expand sales to professional contractors as well as installation services for the individual homeowner. We also established new positions during the period in Alcoa, Nokia, Coca-Cola, Bellsouth, MBNA, Morgan Stanley, J.P. Morgan Chase, ConocoPhillips, Exelon, New York Community Bancorp, Time Warner, Teradyne and Montpelier. We eliminated existing positions either because they had met established price targets, had become relatively overvalued or had deteriorating fundamentals. We sold the Fund’s positions in Worthington Industries, American International Group, Fair Isaac, Hospira, Carnival Cruise, St. Paul Travelers, Marsh & McLennan, Intuit, Merck, General Motors, Medco Health, Duke Energy, May Department Stores, Bank of New York and Alltel.

At the end of the reporting period, the Fund was overweighted in consumer staples, telecommunications, materials, information technology, and health care relative to the Russell 1000® Value Index. Conversely, the Fund was underweighted in financials, consumer discretionary, utilities and industrials. The Fund was neutrally weighted to the Index in energy.

What strategies do you intend to pursue over the coming months?

Going forward, we believe the U.S. economy will continue to realize strong recovery. However, comparisons for the economy and for corporate profits over the next year will be measured against strong 2004 gains and, therefore, may be disappointing to investors. In addition, continued tightening of monetary policy by the Federal Reserve Board will probably put upward pressure on interest rates. Furthermore, the risks associated with Iraq and possible terrorist attacks concerns remain and could further contribute to stock price volatility over the coming months.

While we are neither top-down investors nor market timers, we have recently reduced the Fund’s exposure to more cyclical stocks and are inclined to maintain this posture based on our view ahead. We intend to maintain the Fund’s overweighted exposure to consumer staples, as we believe these companies should do well in a less ebullient economy. Indeed, where there are attractive values, we intend to look for opportunities to add to the Fund’s position in consumer staples, with an emphasis on companies with above-average dividend yields and prospects for good dividend growth. While we believe oil prices may have peaked, we expect they will stay high — a benefit to energy stocks and perhaps a negative for consumer discretionary stocks. If interest rates rise even modestly, as we anticipate, then financial companies could experience margin pressure, and thus we intend to maintain the Fund’s underweighted position in the financials sector.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Equity Income Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of a $10,000 Investment
Institutional Class		8.11%	1.57%	1.76%	$11,349.33
Class A	at NAV	7.87%	1.06%	1.25%	$10,943.09
	at POP	2.84%	0.09%	0.57%	$10,420.97
Class C	without CDSC	7.39%	0.64%	0.80%	$10,595.11
	with CDSC	6.39%	0.64%	0.80%	$10,595.11
Russell 1000® Value Index		15.48%	5.33%	6.09%	$15,355.46

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Income Fund against the Russell 1000® Value Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Fund had net assets invested in a diversified portfolio of:
Information Technology	26.7%
Health Care	20.1%
Consumer Discretionary	17.2%
Consumer Staples	10.7%
Industrials	8.9%
Financials	9.6%
Telecommunication	2.4%
Energy	2.1%
Cash	1.4%
Materials	0.9%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index.

While growth-oriented stocks experienced a particularly difficult period, the Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12 months ended May 31, 2005, due to effective stock selection and sector allocation. While the Fund does not seek major sector themes, overweighted positions in consumer discretionary and telecommunications contributed positively to relative results. Consumer discretionary stocks widely benefited, as consumers took advantage of a still historically low interest rate environment. Telecommunications stocks performed well due to increased merger & acquisition activity and better than expected wireless subscriber growth. The Fund’s underweighted position in health care also contributed positively to relative performance, as many large-cap pharmaceutical companies continued to be pressured by patent concerns and legal risks. Detracting somewhat was the Fund’s underweighted exposure to energy, which was a top-performing sector due to rising oil prices.

Would you give us more specific examples?

On an individual stock basis, positive contributors to the Fund’s relative performance for the annual period included financial services company Legg Mason, prescription benefit management provider Medco Health Solutions and industrial company United Technologies. Legg Mason’s strong performance was driven by better than expected mutual fund inflows. Medco Health Solutions performed well due to new business wins and increased traction in mandatory mail order prescription programs with its clients. United Technologies saw its share price rise with a late cycle recovery in industrials and its own strong positions in aerospace and defense.

Detractors from the Fund’s relative performance included biotechnology company Cephalon. Cephalon lagged the market as a result of increased pressures on its new drug pipeline due to patent issues. We believe that Cephalon’s stock continues to offer above-average earnings growth prospects trading at a below market valuation, and thus we continue to hold the stock. Lexmark, a leading printer company, underperformed due to increased pricing competition in its hardware business and its resultant lowered earnings guidance. Still, we believe Lexmark’s valuation remains compelling. A position in high-end retailer Tiffany also detracted. Tiffany’s share price lagged due to struggling sales in Japan and disappointing gross margins based on higher commodity costs. We believe Tiffany continues to offer a favorable risk/reward balance at current valuation levels.

Primarily for stock-specific reasons, we made some changes to the portfolio during the annual period. In consumer discretionary, we added Disney and eBay. We also established a position in Apollo Group, the largest operator in the online education space. We eliminated Sony and DIRECTV. In industrials, we initiated Fund positions in Illinois Tool Works, Tyco and Ingersoll Rand and eliminated its position in General Electric. In financials, the Fund purchased Legg Mason and Instinet and eliminated holdings in Citigroup and Marsh & McLennan. In consumer staples, we eliminated General Mills from the portfolio and initiated positions in Alberto Culver, a diversified beauty care company, and Procter & Gamble, as we are positive on its acquisition of Gillette. Finally, we brought the Fund’s exposure to energy to a neutral weighting relative to the Russell 1000® Growth Index, adding both Smith International and National Oilwell Varco to the portfolio.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

At the end of the period, the Fund held overweighted positions relative to the Russell 1000® Growth Index in consumer discretionary, telecommunications and financials and underweighted positions in health care and consumer staples.

What strategies do you intend to pursue over the coming months?

During the past 12 months, growth stocks pushed only marginally higher in the face of slower economic growth, high oil prices and interest rate concerns. We expect each of these headwinds to continue over the coming months. Despite this view, we remain positive on growth equities, which are trading at attractive valuations. While price to earnings ratios have compressed, earnings growth prospects remain bright. Indeed with valuations compelling, expectations of a slower economy already factored into equity share prices, and value stocks having outperformed growth stocks for the last five years, we believe large-cap growth stocks may be poised to begin outperforming the broad equity market. We intend to maintain our focus on high quality large-cap companies that possess a sustainable competitive advantage and above average earnings growth over the long term.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Equity Growth Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of a $10,000 Investment
Institutional Class		3.41%	-9.79%	-1.55%	$8,928.56
Class A	at NAV	2.97%	-10.24%	-2.04%	$8,611.14
	at POP	-1.91%	-11.11%	-2.70%	$8,199.00
Class C	without CDSC	2.30%	-10.70%	-2.54%	$8,297.32
	with CDSC	1.30%	-10.70%	-2.54%	$8,297.32
Russell 1000® Growth Index		3.35%	-8.97%	0.14%	$10,102.01

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Growth Fund against the Russell 1000® Growth Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Fund had net assets invested in a diversified portfolio of:
Consumer Discretionary	24.0%
Financial Services	16.6%
Technology	14.9%
Health Care	14.0%
Materials & Processing	9.1%
U.S. Government Bonds	6.1%
Energy	5.1%
Autos & Transportation	4.5%
Producer Durables	3.0%
Utilities	1.5%
Consumer Staples	1.0%
Other	0.2%
100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams,

Delaware Management Company

Portfolio Managers

How did you manage the Fund during the annual period?

M. Bassett: The Fund uses a blended investment strategy that utilizes both a growth and value investment style, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We use a bottom-up process that seeks to identify small companies with high expected growth and revenues that are believed to be leaders, or are expected to become leaders, in their respective market niches. During the annual period, stocks moved in fits and starts. Following a July 2004 swoon brought on by concerns over the economy and rising fuel costs, equity markets rallied strongly. The optimism engendered by the end of 2004, however, was dashed in the first months of 2005 as rising energy prices spread fear of a decelerating economy. In May 2005, investors stepped back into the market, as energy prices eased and inflation fears subsided. Indeed, the May rally was sufficient to lift many of the equity indices near or into double-digit returns for the annual period ended May 31. Still, small-capitalization stocks, as measured by the Russell 2000® Index, only modestly outperformed their large-cap counterparts and significantly trailed mid-cap stocks. Across all capitalizations, growth stocks substantially lagged value stocks for the 12 months.

While our portion of the Fund produced positive absolute returns, it lagged the broad Russell 2000® Index on a relative basis due to the notable outperformance of value stocks over growth stocks. The strongest performing sectors within the portfolio were consumer non-durables — particularly retailers, financial services and transportation. Within health care, the Fund’s biotechnology holdings strongly outperformed those of the Russell 2000® Index, but an overweighted position in this poorly-performing sector detracted. Also hindering performance was the Fund’s limited exposure to sectors not typically fertile ground for sustainable growth companies but strong performers during the annual period, namely energy and basic industry/capital goods. Stock selection in technology, the worst performing sector for both the benchmark and the portfolio, also hurt performance, though its impact was partially offset by the Fund’s underweighted position.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. As my colleague indicated, the 12 months ended May 31, 2005 were comparatively strong for small-cap value equities. The strength was led by energy, supported by persistently high oil and natural gas prices throughout the period.

Our portion of the portfolio outperformed the Russell 2000® Index for the annual period. This performance was driven by both effective individual stock selection and sector allocation. From a sector perspective, capital spending, consumer cyclicals, consumer staples, consumer services, utilities and health care provided strong relative performance. An overweighted position in technology and an underweighted position in Real Estate Investment Trusts (REITs) detracted from our portion of the portfolio’s relative performance as did poor stock selection in basic industries.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Would you give us more specific examples?

M. Bassett: Consistent with our approach of finding strong growth companies across a broad array of sectors, the top ten performers in our portion of the portfolio over the fiscal year came from eight different sectors. Retailer Urban Outfitters was the top contributor to performance, as it posted strong sales and earnings growth. Interestingly, the health care sector produced some of the portfolio’s top performers and biggest disappointments. On the positive side were Immucor, United Therapeutics and Transkaryotic Therapeutics — each up more than 100%. On the negative side was Align Technology, a dental supply and equipment manufacturer, which saw its share price decline upon tempered growth expectations. We believed the stock to be oversold and continued to hold it. Inspire Pharmaceuticals also detracted from performance. Its announcement of disappointing results from its experimental drug for chronic dry-eye syndrome caused its stock price to fall, and we sold the stock as a result of this news.

On a sector basis, we had been reducing our portion of the portfolio’s sensitivity to rising interest rates since early 2004, and we continued to reduce its financial services position through much of the fiscal year given our expectation for further interest rate increases. During the annual period, we added new names in technology, based on our view that the negative sentiment about many companies’ future growth prospects had become too pessimistic. We also selectively added to the portfolio’s holdings in business services based on the merits of individual companies.

C. Beck: Several equities in our portion of the portfolio had outstanding 12-month performance. Walter Industries, a coal and pipe producer, saw its share price soar due primarily to a strong coal market. Another strong performer was homebuilder KB Home, which benefited from a still robust housing market. United Defense Industries, a company that benefits from rising defense spending, proved to be a strong performer for the Fund when it agreed to be acquired in March. Of course, there were also disappointments. Apparel retailer Kellwood saw its share price decline upon weak sales of its women’s clothing line. Technitrol, a producer of electronic components, performed poorly based on lackluster European sales. Gold producer Golden Star Resources lost ground, as the price of gold moved lower during the early part of 2005. We elected to sell the portfolio’s holding in Golden Star Resources, as we believed that external equity financing would be needed to fund its projects.

During the annual period, we reduced our portion of the portfolio’s allocation to energy, as several stocks achieved their price targets. We gradually increased exposure to financials and health care, based on attractive valuations. At May 31, 2005, our portion of the portfolio had overweighted positions relative to the Russell 2000® Index in basic industries, technology, health care and consumer services and underweighted positions in financials, REITs and consumer cyclicals.

What strategies do you intend to pursue over the coming months?

M. Bassett: Looking forward, we continue to face several headwinds. As long as oil prices remain high, the energy sector will likely continue to place downward pressure on our portion of the portfolio’s relative returns. Investor sentiment toward the biotechnology industry remains extremely negative, and valuations are becoming washed out. In this reactionary environment, we intend to maintain our focus on getting the science right, holding our positions and waiting patiently for some rationality to return. We are optimistic that trimming the portfolio’s financial services exposure should help relative performance going forward, although rising interest rates remain a market headwind. In technology, we intend to stay opportunistic, looking to buy stocks on the merit of fundamentals and valuations rather than based on any sector-wide catalyst. As always, we intend to remain committed to finding and holding those companies with solid competitive advantages that we believe should be able to deliver strong earnings and revenue growth going forward.

C. Beck: Over the coming months, we expect that our portion of the portfolio’s weighting in financials may gradually increase. As always, we intend to maintain a focus on companies with the ability to generate sustainable and consistent free cash flow.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Capital Opportunities Fund		1 Year	3 Year	Since Inception (7/5/00)	Final Value of a $10,000 Investment
Institutional Class		8.99%	11.96%	0.64%	$10,317.99
Class A	at NAV	8.43%	11.38%	0.13%	$10,063.95
	at POP	3.25%	9.57%	-0.86%	$9,585.04
Class C	without CDSC	7.87%	10.77%	-0.40%	$9,805.25
	with CDSC	6.87%	10.77%	-0.40%	$9,805.25
Russell 2000® Index		9.82%	9.52%	5.01%	$12,710.88

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Capital Opportunity Fund against the Russell 2000® Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/5/00. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Fund had net assets invested in these top 10 countries:
United Kingdom	23.5%
Japan	17.5%
France	9.3%
Switzerland	8.9%
Germany	7.5%
Netherlands	7.2%
Italy	4.3%
Sweden	2.4%
Spain	1.9%
Austria	1.9%
84.4%

An interview with:

Dominic Caldecott and Team, Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team, Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.

Our portion of the Fund outperformed its benchmark index on a relative basis for the 12 months ended May 31, 2005. For the 12 months overall, strong stock selection in consumer staples, telecommunications, information technology and health care helped the Fund’s relative results. Within these sectors, Samsung Electronics, Nokia, GlaxoSmithKline, Sanofi-Aventis and several tobacco stocks were the best performers. These positive contributors were partially offset by poor stock selection in utilities, where the Fund’s Japanese holdings lagged the European utilities. Stock selection in financials also detracted. On a country basis, stock selection in the U.K., France and Italy and the portfolio’s underweighted position in Japan were positive contributors to performance. Conversely, poor stock selection and an underweighted exposure to the strongly performing Australian currency and local market were the greatest detractors from relative results.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. We use a multi-cap approach, with a bias toward larger capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.

For the 12 months ended May 31, 2005, our portion of the Fund modestly outperformed the MSCI All-Country World Free ex-U.S. Index. From a country perspective, positions in central and eastern Europe — specifically, investments in Turkish, Hungarian and Romanian companies — benefited the Fund’s relative performance most. Investments in Austria also performed well, as many companies in this market have been beneficiaries of the positive growth dynamics within central and eastern Europe. From a sector perspective, stock selection within health care was particularly strong over the fiscal year, and we added to the Fund’s weighting in European health care stocks toward the end of the annual period with holdings in Roche Holding AG, Sanofi-Aventis and GlaxoSmithKline PLC. We believed these companies were attractively valued following an extended period of relative underperformance. The Fund’s underweighted position in information technology also boosted relative results. We were prudently concerned about this sector from a valuation perspective amid slowing earnings momentum and a change in accounting standards related to stock options.

Of course, there were disappointments as well. The Fund’s underweighted position in basic materials at a time when commodity prices were pushed higher by hedge funds and other speculators detracted from relative results. Stock selection within this sector also negatively affected performance. Within the Japanese equity market, holdings in the financial sector disappointed. We had been building positions in Japanese financials in anticipation of margin improvements given ongoing restructuring of the sector. However, concerns over the outlook for the overall Japanese economy undermined these stocks during the annual period. The Fund’s allocation to cash equivalents amid a rising equity environment hurt as well.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Would you give us more specific examples?

Morgan Stanley: Our portion of the Fund had a significantly underweighted position within the banking industry of the financials sector. During the annual period, the best performing bank stocks for the portfolio were Royal Bank of Canada, Nordea Bank and Fortis Bank. The worst performing stock was Royal Bank of Scotland. The Fund had no exposure to Australian, Japanese and Spanish banks and less than half the exposure to U.K. banks as the benchmark index. Our underweighted exposure to the industry detracted for the annual period but was based on our belief that the highly favorable tailwinds this area has enjoyed for well over a decade — namely, the structural decline in interest rates, a commensurate explosion in credit growth underpinned by rapidly rising real estate prices and a benign credit quality environment — will likely come to an end as the international monetary tightening cycle begins. Indeed, we believe rising short-term interest rates will turn these tailwinds into moderate headwinds for banks’ earnings as a result of slower credit growth, tightening net interest margins and a rise in loan loss provisions. We expect the effects of rising interest rates to be felt most acutely in the markets that have experienced the greatest credit growth and house price inflation, such as Australia and the U.K. Based on this view, we remain comfortable with the portfolio’s underweighted position in the banking industry going forward.

In contrast, we believe the telecommunications sector continues to provide a compelling risk/reward tradeoff. Our portion of the Fund had a significantly overweighted position relative to its benchmark index during the annual period. The best performing telecommunications stocks for the portfolio were Telecom Italia, Telekom Austria and France Telecom. The worst performing stock in the sector was NTT. With risks to global economic activity in 2005 skewed to the downside, we remain convinced that the telecommunications sectors’ massive free cash flow is sustainable and that a growing proportion of the cash will find its way back to shareholders in the form of dividends. Besides its traditionally defensive characteristics, we believe the sector has the added plus of being relatively immune to rising energy and raw material prices, a weakening dollar and any slowdown in the U.S. and Chinese economies. Despite its strong performance in the last quarter of 2004, we further believe the sector is still significantly undervalued on an absolute basis and has considerable relative upside. We therefore remain comfortable with the portfolio’s overweighted position in telecommunications.

Julius Baer: We had been focused for some time on the banking sector within the emerging European markets, as we believed this area was positioned to benefit from strong economic growth and demand for financial services within the region. Indeed, for the annual period, seven of the top 10 performance contributors were companies from this sector, including one Austrian bank. Specifically, Hungary’s OTP Bank, Turkey’s Turkiye Garanti Bankasi A.S., Turkiye Is Bankasi A.S. and Akbank T.A.S., Russia’s Sberbank Russia, the Czech Republic’s Komercni Banka and Austria’s Bank Austria Creditanstalt AG led the list over the twelve months. Among the worst performing equities for the annual period were basic materials stocks BHP Billiton and Rio Tinto in Australia and Japanese financials Nomura Holdings and Mitsubishi Tokyo Financial Group.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: While not entirely unambiguous, leading economic and other indicators continue to point to a slowdown in economic growth throughout the developed world. There are clear signs that overleveraged consumers are finally beginning to suffer from the twin effects of rising interest rates and persistently high energy prices. Consumer confidence has slipped in the U.S. and recent data in the U.K. and Australia point to a softening in housing prices, slowing demand for credit, increasing personal bankruptcies and weak consumer spending. The high level of household debt in these countries has left consumers increasingly vulnerable to any adverse shocks to income, such as an unanticipated rise in global inflationary pressures, which could lead, in turn, to a significant increase in interest rates. Indeed, investors’ appetite for risk diminished notably this past fiscal year, and with more economic and political uncertainty on the near-term horizon, it is hard to see this changing.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

That said, we believe that increased risk aversion should bring an end to the run of the deep value, cyclical, small-to-mid-cap-driven equity markets that we have seen over the past few years. We believe that larger-cap stocks with low operational and financial leverage, good cash flows and the ability to grow earnings and dividends in a slowing economic environment may well return to favor. Thus we intend to maintain our portion of the Fund’s overweighted exposure to consumer staples and telecommunications and its underweighted allocations to banks and consumer discretionary.

Julius Baer: We expect international equity markets to remain under pressure given ongoing uncertainty over the direction of economic growth and interest rates and valuations that are still relatively high even after recent declines. Thus, going forward, we intend to remain defensively positioned and focused on stocks of companies with strong cash flow and balance sheets, which we believe may be more resilient in the difficult business environment anticipated. Within emerging markets, we continue to emphasize positions in eastern and central European companies. Interest in this region has been driven by expectations of increasing integration with western Europe, and such integration has been put in doubt by the recent “non” vote in France on the EU Constitution. Still, we continue to view the emerging European countries as having attractive fundamentals. At the same time, we have hedged many of the underlying currencies in these markets as a risk reduction measure. Within developed markets, we continue to favor defensive over cyclical stocks. We are positive on energy stocks, as we believe the market is underestimating the potential for supply shocks, which we think are likely in an industry with a fragile and over-stretched supply chain. We also continue to see value in the transportation infrastructure area, which we believe is likely to see substantial revenue growth not reflected in current multiples. We intend to maintain the Fund’s underweighted position in basic materials given the high level of speculative interest we see in commodities. We also intend to maintain the Fund’s limited exposure to information technology stocks, as we believe accounting changes will expose the low quality of earnings in the sector.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
International Equity Fund		1 Year	5 Year	10 Year	Final Value of a $10,000 Investment
Institutional Class		13.96%	3.23%	7.17%	$19,997.67
Class A	at NAV	13.35%	2.74%	6.65%	$19,047.52
	at POP	7.95%	1.74%	6.13%	$18,138.19
Class C	without CDSC	12.92%	2.21%	6.11%	$18,104.01
	with CDSC	11.92%	2.21%	6.11%	$18,104.01
MSCI All Country World Free ex-U.S. Index		17.28%	1.23%	5.47%	$17,040.39

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the International Equity Fund against the MSCI All Country World Free ex-U.S. Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/2/93. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Fund had net assets invested in a portfolio of Real Estate Investment Trusts of:
Retail	28.1%
Apartments	15.0%
Office Properties	14.5%
Hotel	9.2%
Other	8.5%
Diversified	6.5%
Warehouse/Industrial	6.1%
Health Care	4.4%
Storage	4.4%
Mortgage	2.6%
Cash	0.7%
100.0%

An interview with Robert Law, David Ferguson and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 5% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the ability to grow their dividends at an above-average rate.

Share prices of REITs experienced a strong rally during the 12 months ended May 31, 2005. Indeed, the NAREIT Equity REIT Index (the Index) produced a total return of 30.02% for the annual period. The rally was driven by three primary factors. First, REITs sold off too much during the spring 2004 correction, with the Index falling approximately 20% during the six weeks that ended mid-May 2004. The sharp correction was sparked by higher interest rates. Second, the REIT sector benefited from a general downward trend in fixed-income yields, as measured by the 10-year Treasury. The yield on the 10-year Treasury fell from approximately 4.66% at the end of May 2004 to just under 4% by the end of May 2005. Third, REITs were supported by ongoing improvement in real estate fundamentals and valuations. As an attractive income alternative, REITs further benefited from significant cash flows into the sector from investors seeking yield opportunities.

The Fund modestly underperformed its benchmark, the NAREIT Equity REIT Index, for the 12 months ended May 31, 2005 primarily due to one issue-specific dynamic. In August 2004, General Growth Properties announced its acquisition of Rouse Company at a 30% premium. Since Rouse Company represented approximately 3% of the total Index, the transaction added rather significantly to the Index’s performance. However, Rouse Company was not owned by the Fund at the time, while General Growth Properties, a top-ten holding of the Fund, saw its share price decline approximately 10% following the deal announcement. Overall, the Fund benefited from effective sector allocation during the period, while security selection produced mixed results.

Would you give us more specific examples?

The best performing sub-sectors within the REIT sector for the annual period were retail, diversified and self-storage. The worst performing sub-sectors were manufactured homes, health care and office/industrial. The Fund’s performance was helped by its overweighted positions in retail, diversified and self-storage REITs compared to the NAREIT Equity REIT Index and by its underweighted position in office/industrial REITs. The Fund’s complete avoidance of manufactured home REITs boosted relative returns as well. While the Fund began the period with an overweighted allocation to health care REITs, which detracted, we reduced the position to slightly underweighted by the end of the fiscal year.

From an individual security perspective, the best performing holding in the Fund was long-time top-ten position Vornado Realty Trust, a diversified REIT. Other solid performers for the Fund during the annual period included retail REITs Macerich and Regency Centers, both also long-time top-ten holdings for the Fund. Detractors from relative performance during the period included diversified REIT Duke-Weeks Realty and apartment REIT Home Properties of New York. We slightly reduced the Fund’s position in Duke-Weeks Realty.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

What strategies do you intend to pursue over the coming months?

As REIT share prices rose during the annual period and long-term interest rates fell, we began to reposition the portfolio in an effort to reduce its sensitivity to what we believe will be interest rate increases in the months ahead. For example, as indicated, we reduced the Fund’s allocation to health care REITs, as this sub-sector has a high yield but a low growth rate, so it tends to underperform in a rising rate environment. We slightly increased the Fund’s allocation to apartment REITs, which we believe could benefit if single-family housing becomes more unaffordable. We also modestly increased the Fund’s position in self-storage and mall-based retail REITs, as we believe both sub-sectors have attractive earnings growth prospects over the next year or so. Our most sizable shift in allocation was an increase in the Fund’s position in the lodging sub-sector, both hotel REITs and non-REIT hotel operating companies. We established holdings in Hilton Hotels, Host Marriott and Lasalle Hotels and added to the Fund’s position in Starwood Hotels & Resorts. In our view, lodging stocks should continue to benefit both from an improving economy and limited supply growth. Lodging stocks have the added plus of not being yield sensitive if interest rates rise as expected. In other areas, we established a Fund position in St. Joe Company, a Florida land developer with a significant portfolio of low-cost land. We sold the Fund’s position in mortgage lender Thornburg Mortgage and invested in mortgage insurer MGIC Investment, given our view that mortgage rates may rise, mortgage financing slow and existing mortgages stay in place longer.

The rise in REIT share prices over the annual period has reduced the yield spread of REITs over 10-year Treasury yields to below historical averages. While we expect REITs to continue to hold up well if expectations for long-term Treasury rate increases remain moderate, we also feel that the current valuation risk has increased due to the relatively low yield spread. Thus, we anticipate making only minor changes to the portfolio in the near term to take advantage of any relative valuation opportunities. We plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Diversified Real Estate Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of a $10,000 Investment
Institutional Class		27.84%	18.94%	12.28%	$24,782.80
Class A	at NAV	27.14%	18.35%	11.73%	$23,847.35
	at POP	21.11%	17.20%	11.03%	$22,701.42
Class C	without CDSC	26.62%	17.77%	11.18%	$22,942.85
	with CDSC	25.62%	17.77%	11.18%	$22,942.85
NAREIT Equity Index		30.02%	19.87%	11.65%	$23,697.24

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Diversifed Real Estate Fund against the NAREIT Equity Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 8/1/97. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Low Duration Bond Fund had net assets invested in a diversified portfolio of:
Agency Obligations	34.5%
Domestic Corporate Bonds	30.4%
U.S. Treasury Obligations	28.2%
Foreign Bonds	5.1%
Cash	2.2%
Other	-0.4%
100.0%
Portfolio Highlights
On May 31, 2005, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:
Domestic Corporate Bonds	44.7%
Agency Obligations	31.5%
U.S. Treasury Obligations	17.9%
Foreign Bonds	4.7%
Cash	1.6%
Asset Backed Securities	0.2%
Other	-0.6%
100.0%
Portfolio Highlights
On May 31, 2005, the Total Return Bond Fund had net assets invested in a diversified portfolio of:
Agency Obligations	54.1%
Domestic Corporate Bonds	26.5%
U.S. Treasury Obligations	13.8%
Foreign Bonds	4.3%
Cash	0.5%
Other	0.5%
Asset Backed Securities	0.3%
100.0%

An interview with Brian Gevry, David Dirk, Deborah Winch and Team, Boyd Watterson Asset Management, LLC

Portfolio Managers, Limited Maturity Bond Fund, Total Return Bond Fund and Low Duration Bond Fund

What factors affected the taxable bond markets during the annual period?

The annual period proved to be a respectable one for the taxable bond markets, as investors benefited from price appreciation and a historically high average coupon interest rate. The Lehman Brothers Aggregate Bond Index returned 6.83% for the 12 months ended May 31, 2005.

Overall, dollar-denominated foreign bonds outperformed U.S. bonds, reflecting the weakening U.S. dollar and expanding trade deficit. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. During the first half of the annual period, riskier assets were favored, with high-yield corporate bonds and emerging-market debt posting the best returns. Investment-grade corporate bonds also posted a robust, though much smaller, return. During the second half of the period, however, investor appetite for risk diminished, and Treasuries outperformed the spread, or non-Treasury, fixed income sectors. Credit spreads across all fixed income asset classes had reached historically tight levels when General Motors announced in March 2005 that it was expecting its biggest quarterly loss in more than 10 years. Standard & Poor’s subsequently downgraded both General Motors and Ford, as well as their respective finance subsidiaries, to junk status. This sparked a mild flight to quality and a widening of credit spreads. While credit fundamentals generally remained in good shape, high-yield corporate bonds were particularly affected.

Despite the caution taken by the bond markets, economic growth ranged from average to solid over the fiscal year. Encouraged by the favorable economy and intent on staving off low but increasing inflation, the Federal Reserve Board slowly reversed its accommodative monetary policy stance beginning in June 2004. In total to date, the Fed raised the targeted federal funds rate eight times, in well-telegraphed moves, from 1.00% to 3.00%.

As the Federal Reserve Board was pushing up rates at the short-term end of the U.S. Treasury yield curve, rates at the long-term end of the yield curve were uncharacteristically declining. Over the 12-month period, the yield on the 90-day Treasury bill rose 1.88%; the two-year Treasury yield climbed 1.04%; the 10-year Treasury yield actually fell 0.67%; and the 30-year Treasury yield declined 1.08%. As the yield spread between two-year and 30-year maturity Treasuries narrowed, the Treasury yield curve flattened dramatically. Federal Reserve Board Chairman Alan Greenspan called this phenomenon a “conundrum,” though possible explanations for such low rates at the long end of the yield curve include strong demand from foreign banks, low long-term inflation expectations and limited supply of longer-dated maturities.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

How did you manage the taxable bond funds during the annual period?

Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for return may be generated by sector allocation, yield curve positioning, security selection and credit research. In Limited Maturity Bond Fund, we seek to maintain an average effective maturity of between one and five years. Total Return Bond Fund generally maintains an average effective maturity of four to 15 years. Low Duration Bond Fund generally maintains an average effective maturity of three years or less.

We kept each of the taxable bond funds defensively positioned during the fiscal year, with durations short relative to their respective benchmark indices in anticipation of rising interest rates. This defensive duration posture contributed to Limited Maturity Bond Fund’s outperformance of the Merrill Lynch 1-5 Year Government/Credit Index, as interest rates rose in short-term maturity bonds. Indeed, we concentrated most of the Fund’s short duration in two-year Treasuries, the worst performers along the Treasury yield curve. To combat rising rates at the short-term end of the yield curve, we bought floating rate notes, or instruments with a variable interest rate, which maintained their value as the Fed tightened monetary policy because their coupon interest payments are pegged to short-term interest rates and “float” upward as rates rise.

Despite its moderately short duration, Total Return Bond Fund also outperformed its benchmark, the Lehman Aggregate Bond Index, due to careful timing of duration decisions, a well-positioned curve structure and an emphasis on floating rate securities at the short-term end of the curve.

While Low Duration Bond Fund underperformed its benchmark, the Merrill Lynch U.S. Treasuries 1-3 Year Index, for the annual period, our primary strategy during this Fund’s first full fiscal year of operation was to generate additional yield by investing in agency and corporate notes. We also employed duration shifts to reduce the Fund’s interest rate sensitivity within the rising short-term rate environment.

Would you give us more specific examples?

In both Limited Maturity Bond Fund and Total Return Bond Fund, strong performance was further supported by several up-in-quality trades, implemented in anticipation of widening credit spreads. Another strategy that had a positive effect on both Funds’ performance was our timely elimination of the portfolios’ positions in General Motors Acceptance Corp. and Ford Motor Credit notes before the companies reached junk status, thereby sidestepping significant losses. Finally, we added value to both Funds through sector allocation. We increased each Fund’s position in government agency securities, as uncertainty generated by headline news and limited new supply presented attractive buying opportunities. As agencies performed well over the annual period, the Funds’ significant positions contributed to relative results.

In addition, we increased Limited Maturity Bond Fund’s holdings in corporate bonds rated AA, but maintained the portfolio’s largest concentration in corporate bonds rated A, which were the best-performing segment in the investment-grade credit index. The Fund also held mortgage-backed securities, which outperformed one-to-five year Treasuries, agencies and corporate securities for the period. In Total Return Bond Fund, we scaled back holdings in both investment-grade and high-yield corporate bonds and emerging markets debt, as corporate spreads reached historically tight levels. Total Return Bond Fund further benefited from the “barbell” curve structure we employed in anticipation of the flattening yield curve. We overweighted Treasuries at the long-term end of the curve and invested in floating rate notes at the short-term end of the curve. As indicated, long-term Treasuries experienced significant price appreciation as rates fell, while floating rate notes enabled the Fund to capture higher rates through the frequent resets of these securities’ yields.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

In Low Duration Bond Fund, we invested in roughly equal amounts of U.S. Treasuries, government agency securities and corporate notes rated A or better. This strategy had a positive effect on performance, as short-term corporate and short-term agency notes both outperformed short-term Treasury notes. During the period, we also purchased Yankee notes, which are U.S. dollar-denominated foreign debt, and floating rate notes. However, these positives were not enough to offset the effects of the Fund’s duration positioning in what was clearly a challenging period overall for investors in short-term fixed income securities.

What strategies do you intend to pursue over the coming months?

Economic growth has recently shown signs of slowing, leading perhaps to the Federal Reserve Board nearing the end of its tightening cycle. We do not expect interest rates to rise dramatically, but they will probably trend modestly higher throughout the yield curve.

Given this view, we intend to keep each of the funds’ duration shorter than its respective benchmark for the near term. At the same time, we may take advantage of volatile movements in interest rates to enhance returns by adjusting duration shorter or longer. We believe each of the funds may continue to benefit from sizable positions in agency securities, which stand to benefit from proposed increased governmental oversight and limited supply. On the other hand, we believe credit spreads will likely widen further as rates rise, and so we intend to pare both Limited Maturity Bond Fund’s and Total Return Bond Fund’s exposure to credit, especially lower grade issues, in the coming months.

We believe Limited Maturity Bond Fund may continue to benefit from its exposure to mortgage-backed securities, which provide yield without credit risk. For Total Return Bond Fund, we intend to maintain its tilt toward a barbell portfolio structure for the near term. However, we may eventually scale back the Fund’s long-term Treasury weighting in favor of the intermediate part of the curve. We believe the 10-year Treasury yield may trend higher, moving within a trading range and presenting opportunities to enhance return by adjusting duration at rate peaks and valleys. For Low Duration Bond Fund, we intend to maintain the portfolio’s exposure to Yankee bonds and select corporate bonds near term, though we may reduce its corporate holdings in the coming months should the economy continue to slow and if we sense that spreads at the short-term end of the yield curve may widen appreciably.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Low Duration Bond Fund		1 Year	Since Inception (3/15/04)	Final Value of a $10,000 Investment
Institutional Class		1.39%	0.08%	$10,009.69
Class A	at NAV	1.13%	-0.17%	$9,979.42
	at POP	-1.66%	-2.42%	$9,707.70
Class C	without CDSC	0.68%	-0.62%	$9,924.97
	with CDSC	-0.32%	-0.62%	$9,924.97
Merrill Lynch U.S. Treasuries 1-3 Year Index		1.66%	0.54%	$10,065.43

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Limited Maturity Bond Fund		1 Year	5 Year	10 Year	Final Value of a $10,000 Investment
Institutional Class		2.74%	4.59%	4.95%	$16,217.98
Class A	at NAV	2.13%	4.06%	4.43%	$15,431.48
	at POP	-2.23%	3.15%	3.98%	$14,778.74
Class C	without CDSC	1.62%	3.54%	3.91%	$14,679.47
	with CDSC	0.63%	3.54%	3.91%	$14,679.47
Merrill Lynch 1-5 Year Corp/Gov Index		2.70%	5.93%	5.81%	$17,598.22

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Total Return Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of a $10,000 Investment
Institutional Class		6.87%	6.52%	5.70%	$14,950.62
Class A	at NAV	6.34%	5.99%	5.17%	$14,415.21
	at POP	1.85%	5.07%	4.55%	$13,809.94
Class C	without CDSC	5.81%	5.47%	4.65%	$13,906.06
	with CDSC	4.81%	5.47%	4.65%	$13,906.06
Lehman Aggregate Bond Index		6.83%	7.73%	6.45%	$15,737.52

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Low Duration Bond Fund against the Merrill Lynch 1-3 Year U.S. Treasury Index, the total return of the Limited Maturity Bond Fund against Merrill Lynch 1-5 Year Corp/Govt Bond Index and the total return of the Total Return Bond Fund against Lehman Aggregate Bond Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares of the Limited Maturity and Total Return Bond Funds is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/14/91 for the Limited Maturity Bond Fund and 3/1/98 for the Total Return Bond Fund. The inception date for the Low Duration Bond Fund is 3/15/04. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 2.75% for the Low Duration Bond Fund and 4.25% for the Limited Maturity and Total Return Bond Funds. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Portfolio Highlights
On May 31, 2005, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:
Maryland	88.6%
Puerto Rico	5.2%
Cash	2.8%
District of Columbia	2.7%
Other	0.7%
100.0%
Portfolio Highlights
On May 31, 2005, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):
Florida	11.3%
Ohio	10.8%
New Jersey	8.8%
Virginia	7.2%
Maryland	6.3%
Pennsylvania	5.7%
Massachusetts	5.1%
Washington	4.2%
Connecticut	3.9%
Tennessee	3.4%
66.7%
Portfolio Highlights
On May 31, 2005, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):
Pennsylvania	12.5%
New Jersey	9.6%
Colorado	7.4%
Georgia	5.8%
Oregon	5.4%
Ohio	5.0%
Michigan	4.7%
Virginia	4.1%
Maryland	4.0%
Alabama	3.9%
62.4%

An interview with Ronald M. Shostek, Mark G. McGlone and Team,

Mercantile Capital Advisors, Inc.

Portfolio Managers

What factors affected the tax-exempt bond markets during the annual period?

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis for the annual period, despite eight interest rate hikes by the Federal Reserve Board (the Fed). The Lehman Brothers Municipal Bond Index gained 7.96% for the 12 months compared to the Lehman Brothers Aggregate Bond Index’s 6.83% return. The Fed began the latest cycle of monetary policy tightening by increasing the targeted federal funds rate by 0.25% on June 30, 2004. The Fed then raised interest rates at a measured pace of 25 basis points each seven more times during the annual period, bringing the targeted federal funds rate to 3.00% by the end of May 2005.

At the longer end of the yield curve, the bond markets were strong but volatile. Long-term Treasuries rallied through the middle of October 2004, then sold off through late November, rallied back, sold off again in late February and March 2005, and then rallied again through the end of the fiscal year. Reasons for this roller coaster movement included temporary spikes in oil prices that caused volatility in labor market and retail sales reports and gave notion to an economic “soft patch” that has yet to show up in Gross Domestic Product data. Continued leverage in the bond market, including foreign central bank buying of U.S. Treasuries, and fluctuating inflation indicators also gave support to the uneven rally at the longer end of the yield curve. Overall, the result was a flattening of the Treasury yield curve. The tax-exempt yield curve, which historically remains steeper than its taxable counterpart, also flattened, but to a less dramatic degree.

Within the national tax-exempt bond market, supply of municipal bonds was just slightly down in calendar year 2004, with $358 billion of issuance compared to the $384 billion record level set in 2003. However, new issuance in 2005 through May 31 was $165 billion, a near-record pace. Demand for municipal bonds also remained strong, especially from alternative investors, including hedge funds and closed-end municipal bond funds, despite the flattening yield curve. Demand for floaters, or instruments with a variable interest rate, from institutional investors remained strong, as short-term yields rose and investors sought to protect principal. Property and casualty insurers were solid buyers in the intermediate segment of the yield curve, as increased profitability at those companies drove demand. Only retail investors remained indifferent to municipal bonds, with what interest there was focused on the shorter end of the yield curve, including variable rate products. In Maryland, issuance for the fiscal year totaled $4.1 billion. While the timing of deals was sporadic, Maryland’s retail demand for municipal bonds remained strong, especially in contrast to apathetic retail demand nationally.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Credit ratings within the tax-exempt bond market remained stable to improving, as state and local government revenues increased in a choppy but still growing U.S. economy. Maryland’s Aaa rating remained unchanged by Moody’s and Standard & Poor’s, with state tax revenues surprising on the upside as that state’s economy continued its steady growth. Nearly all of Maryland’s local issuers’ ratings also remained stable during the fiscal year.

How did you manage the tax-exempt bond funds during the annual period?

We kept each of the tax-exempt bond funds defensively positioned at the start of the fiscal year, with duration short relative to their respective benchmark indices and peer groups. Each of the three funds also had overweighted positions in cash and cash equivalents. Our emphasis was on premium bonds, with the average coupon near 5.5% in National Tax-Exempt Bond Fund and over 5% in Tax-Exempt Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund. We also employed the “kicker” structure in each of the three portfolios, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity. Positioning on the yield curve remained fairly laddered, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolios were weighted more heavily towards bonds with shorter maturities, especially in Tax-Exempt Limited Maturity Bond Fund.

In early June 2004, we extended the duration of all three funds. In National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund, we bought bonds with 15 to 30 year maturities. In all three funds, we extended duration by eliminating the forward interest rate swaps in the portfolios. We had used forward interest rate swaps during the spring of 2004 for hedging purposes given the widespread anticipation of interest rate hikes by the Fed. An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date.1 Even with this lengthening of the portfolios’ duration, each was still short relative to its respective benchmark index. The durations of National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund also remained shorter than their respective peer groups; only Tax-Exempt Limited Maturity Bond Fund’s maturity was then longer than its peer group average.

At the end of August, the trades initiated in June were reversed and we shortened the funds’ duration again through the use of forward interest rate swaps. The swaps correlated fairly well with municipal yields over intermediate and longer time frames, with intermittent variance due to supply/demand factors and market volatility. In March 2005, after the bond market sell-off, we extended the funds’ duration again. We also adjusted the portfolios of National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund away from the laddered structure and toward a more barbell structure, whereby bonds at the longer and shorter ends of the yield curve are emphasized.

The portfolios’ credit quality, as always, remained high. As of May 31, 2005, each portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, the funds underperformed their respective benchmark indices for the annual period.

[1]	Swaps and futures on swaps are both considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

Would you give us more specific examples?

Lengthening the funds’ average duration at the start of the period proved prudent, as tax-exempt yields generally moved lower through mid-October. However, this yield trend meant that our move back to a shorter duration at the end of August hampered the Fund’s relative results during the rallying periods of September and early October 2004 and December through February 2005. Conversely, this shortened posture benefited performance during those months when the tax-exempt bond market was selling off. The funds’ extended duration at the end of March helped performance during the April and May 2005 rally. While producing mixed results, overall, the funds’ duration positioning detracted from relative results.

The funds’ laddered portfolio structure also hurt a bit given the bullish flattening of the tax-exempt bond yield curve. The conservative nature of the funds and their higher credit quality portfolios also detracted modestly from their annual results, as lower quality bonds outperformed higher quality bonds during the period. On the positive side, our emphasis on premium bonds benefited the funds from an income standpoint, and the “kicker” structure we employed in the portfolios both enhanced the marketability of the bonds and resulted in a few of the bonds in the portfolio being prerefunded, which boosted the funds’ relative performance.2

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will continue to move higher in the months ahead and the tax-exempt bond yield curve generally flatten further (except during market sell-offs, when it will likely steepen), as the Federal Reserve Board raises the targeted federal funds rate to between 4.00% and 5.00%. The federal funds futures market is already pricing in the probability of a 25 basis point interest rate hike at the Fed’s June 30 meeting and another 25 basis point increase before year end. While short-term yields should, as a result, rise steadily over the coming months, we expect volatility further out on the yield curve to remain high, due primarily to the ongoing presence of large leveraged positions in the market. Indeed, we believe that the sell-offs at the longer end of the yield curve may be shorter but more severe, with the net result being higher levels. On the economic front, we believe job growth should remain solid; inflation become more than a passing concern and oil prices moderate somewhat, freeing up cash for discretionary purchases by consumers and additional capital spending by corporations. Given this view, we believe municipal bonds should continue to modestly outperform U.S. Treasuries, but if the Fed hikes interest rates as much as we expect, deleveraging by hedge funds may cause periods of underperformance.

We intend to keep the funds’ duration shorter than the benchmark for the near term, with a tilt towards barbell portfolio structures. At the same time, we will not hesitate to adjust duration to a neutral or longer stance in an effort to take advantage of market opportunities and/or changing market conditions.

[2]	Prerefunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the prerefunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Maryland Tax-Exempt Bond Fund		1 Year	5 Year	10 Year	Final Value of a $10,000 Investment
Institutional Class		3.46%	5.31%	4.78%	$15,956.98
Class A	at NAV	2.94%	4.79%	4.27%	$15,196.48
	at POP	-1.44%	3.89%	3.82%	$14,552.72
Class C	without CDSC	2.43%	4.26%	3.75%	$14,454.81
	with CDSC	1.43%	4.26%	3.75%	$14,454.81
Lehman Quality Intermediate Index		5.19%	6.15%	5.48%	$17,056.57
Lehman Maryland Municipal Bond Index		6.55%	6.67%	5.77%	$17,531.75

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
Tax-Exempt Limited Maturity Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of a $10,000 Investment
Institutional Class		1.34%	3.76%	3.46%	$12,798.86
Class A	at NAV	0.84%	3.24%	2.94%	$12,339.44
	at POP	-3.49%	2.35%	2.33%	$11,818.69
Class C	without CDSC	0.33%	2.73%	2.43%	$11,902.74
	with CDSC	-0.66%	2.73%	2.43%	$11,902.74
Lehman Mutual Fund Short Index		2.35%	4.44%	4.09%	$13,375.15
Lehman 1-8 Year Municipal Bond Index		3.69%	5.25%	4.57%	$13,829.12

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2005

		Average Annual Returns as of May 31, 2005
National Tax-Exempt Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of a $10,000 Investment
Institutional Class		3.62%	5.20%	4.33%	$13,600.50
Class A	at NAV	3.09%	4.96%	4.17%	$13,449.91
	at POP	-1.27%	4.05%	3.55%	$12,879.85
Class C	without CDSC	2.59%	4.16%	3.30%	$12,655.96
	with CDSC	1.59%	4.16%	3.30%	$12,655.96
Lehman Quality Intermediate Index		5.19%	6.15%	5.09%	$14,335.85
Lehman Municipal 10-Year Bond Index		7.40%	7.20%	5.70%	$14,950.62

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Maryland Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index and the Lehman Maryland Municipal Bond Index; the total return of the Tax-Exempt Limited Maturity Bond Fund against the Lehman Mutual Fund Short Index and the Lehman 1-8 Year Municipal Bond Index; and the total return of the National Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index and the Lehman 10-Year Municipal Bond Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 6/2/92 for the Maryland Tax-Exempt Bond Fund and 3/1/98 for the Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The Maryland Tax-Exempt, Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds; income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

Management’s Discussion of Fund Performance — Concluded

May 31, 2005

Index Definitions

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks

The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The NAREIT Equity Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.

The Lehman Maryland Municipal Bond Index is an unmanaged index that tracks the performance of Maryland municipal bonds.

The Lehman Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0–6 years.

The Lehman 1-8 Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 1-8 years.

The Lehman 10-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities of 10 years.

The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

AGENCY OBLIGATIONS — 10.0%
Fannie Mae — 2.7%
Discount Notes
2.87%, 06/27/05**	$10,000	$9,979,272
2.90%, 08/17/05**	12,000	11,925,054

		21,904,326

Federal Home Loan Bank — 7.3%
Floating Rate Notes*
3.35%, 02/22/07	12,000	12,000,000
3.49%, 03/02/07	10,500	10,500,000
Notes
2.82%, 12/16/05	10,000	10,000,000
3.13%, 02/03/06	10,000	10,000,000
3.60%, 05/19/06	9,000	9,000,000
2.25%, 10/20/05**	6,500	6,500,000

		58,000,000

TOTAL AGENCY OBLIGATIONS
(Cost $79,904,326)		79,904,326

ASSET BACKED SECURITIES*** — 10.5%
Finance — 10.5%
Barton Capital
3.02%, 06/13/05	15,000	14,984,900
Fairway Finance
3.06%, 07/11/05	18,000	17,938,800
Fountain Square
3.01%, 07/05/05	15,000	14,957,358
Old Line Funding
2.94%, 06/02/05	20,116	20,114,358
Three Pillars Funding
3.03%, 06/14/05	16,000	15,982,493

TOTAL ASSET BACKED SECURITIES
(Cost $83,977,909)		83,977,909

CERTIFICATES OF DEPOSIT — 13.1%
Bayerische Landesbank
3.13%, 07/25/05	10,000	10,001,090
Chase Manhattan
3.01%, 06/15/05	16,000	16,000,000
CIBC
2.93%, 06/06/05	18,000	18,000,000
Dexia Del., LLC
3.23%, 08/26/05	18,000	18,000,213
Toronto Dominion Bank
3.00%, 06/30/05	18,000	18,000,000
Wells Fargo & Co.
3.02%, 06/23/05	25,000	24,999,997

TOTAL CERTIFICATES OF DEPOSIT
(Cost $105,001,300)		105,001,300

	Par (000)	Value

COMMERCIAL PAPER — 39.8%
Broker/Dealers — 5.6%
Morgan Stanley Dean Witter
3.12%, 07/19/05	$15,000	$14,937,600
UBS Finance
3.04%, 06/01/05	30,000	30,000,000

		44,937,600

Financial Services — 16.6%
American Honda Finance, Inc.
2.95%, 06/06/05	15,000	14,993,854
Amsterdam Funding
3.09%, 07/12/05	17,000	16,940,174
Grampian Funding
3.03%, 06/13/05	17,500	17,482,325
Kitty Hawk Funding
3.12%, 07/25/05	9,753	9,707,356
Northern Trust Bank
2.93%, 06/02/05	13,000	12,998,942
Sheffield Receivable
3.10%, 07/07/05	20,100	20,037,690
Toyota
3.00%, 06/30/05	18,000	17,956,500
Windmill Funding
3.07%, 07/07/05	22,000	21,932,460

		132,049,301

Foreign Banks — 14.5%
Barclays Funding
3.10%, 07/18/05	15,000	14,939,292
Dexia Del., LLC
2.99%, 06/22/05	12,000	11,979,070
HBOS Treasury Service
3.05%, 07/15/05	25,000	24,906,957
KFW International Finance
2.85%, 07/25/05	12,000	11,948,700
Rabobank
3.03%, 06/01/05	25,000	25,000,000
Societe Generale
2.93%, 06/06/05	15,000	14,993,896
2.95%, 09/12/05	12,000	11,898,717

		115,666,632

Utilities — Electric — 3.1%
General Electric Capital Corp.
3.19%, 08/22/05	25,000	24,818,347

TOTAL COMMERCIAL PAPER
(Cost $317,471,880)		317,471,880

DOMESTIC CORPORATE BONDS — 2.3%
Financial Services — 1.7%
US Bank N.A.*
3.10%, 07/25/05	13,000	12,999,766

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Utilities — Electric — 0.6%
General Electric Capital Corp.*
3.41%, 02/03/06	$ 5,000	$5,007,896

TOTAL DOMESTIC CORPORATE BONDS
(Cost $18,007,662)		18,007,662

	Shares
INVESTMENT COMPANIES — 2.9%
BlackRock Provident Institutional Funds — TempFund	12,414,083	12,414,083
Goldman Sachs Financial Square Prime Obligations Fund	5,298,719	5,298,719
Merrill Lynch Premier Institutional Fund	5,796,498	5,796,498

TOTAL INVESTMENT COMPANIES
(Cost $23,509,300)		23,509,300

	Par (000)
REPURCHASE AGREEMENTS — 21.6%
Banc of America Securities, LLC
(Agreement dated 05/31/05 to be repurchased at $33,002,686 collateralized by $25,920,000 (Value $33,861,522) U.S. Treasury Notes, 7.50%, due 11/15/16) 2.93%, 06/01/05	$33,000	33,000,000
Goldman Sachs Asset Management
(Agreement dated 05/31/05 to be repurchased at $35,002,810 collateralized by $31,840,000 (Value $35,527,016) U.S. Treasury Notes, 5.25%, due 11/15/28) 2.89%, 06/01/05	35,000	35,000,000
JP Morgan Securities
(Agreement dated 05/31/05 to be repurchased at $35,002,819 collateralized by $31,385,000 (Value $35,657,325) U.S. Treasury Notes, 5.25%, due 02/15/29) 2.90%, 06/01/05	35,000	35,000,000

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Morgan Stanley Securities, Inc.
(Agreement dated 05/31/05 to be repurchased at $35,002,819 collateralized by $24,150,000 (Value $35,827,066) U.S. Treasury Notes, 9.00%, due 11/15/18) 2.90%, 06/01/05	$35,000	$35,000,000
Wachovia Securities, Inc.
(Agreement dated 05/31/05 to be repurchased at $35,002,839 collateralized by $35,493,000 (Value $35,900,494) U.S. Treasury Notes, 4.125%, due 05/15/15) 2.92%, 06/01/05	35,000	35,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $173,000,000)		173,000,000

SECURITIES LENDING COLLATERAL — 3.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	29,058	29,057,618

TOTAL SECURITIES LENDING COLLATERAL
(Cost $29,057,618)		29,057,618

TOTAL INVESTMENT IN SECURITIES — 103.8%
(Cost $829,929,995****)		829,929,995
OTHER LIABILITIES IN EXCESS OF ASSETS — (3.8)%		(30,425,275)

NET ASSETS — 100%		$799,504,720

NET ASSET VALUE PER SHARE
Institutional Shares
($711,485,590 ÷ 711,549,495 shares outstanding)		$1.00

Class A Shares
($86,698,539 ÷ 86,698,539 shares outstanding)		$1.00

Class C Shares
($1,320,591 ÷ 1,320,591 shares outstanding)		$1.00

*	The rates shown are as of May 31, 2005.
**	Certain amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and many not be resold subject to that rule except to qualified institutional buyers.
****	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

AGENCY OBLIGATIONS — 68.2%
Fannie Mae — 19.2%
Discount Notes
2.80%, 06/01/05	$7,000	$7,000,000
2.98%, 06/01/05	5,000	4,999,999
2.73%, 06/13/05**	7,500	7,493,175
2.96%, 07/01/05	6,500	6,483,967
2.71%, 07/06/05**	5,000	4,986,826
3.01%, 07/13/05 **	6,065	6,043,716
3.04%, 07/20/05	5,000	4,979,311
3.04%, 08/03/05**	5,000	4,973,400
3.08%, 08/10/05**	5,000	4,970,056
2.90%, 08/17/05**	5,000	4,968,986
3.32%, 11/09/05**	7,000	6,896,066
Floating Rate Notes
2.98%, 01/09/06*	5,000	4,998,784
2.97%, 09/07/06*	5,000	4,997,475

		73,791,761

Federal Farm Credit Bank — 10.4%
Discount Notes
2.93%, 06/14/05	5,000	4,994,710
2.52%, 07/25/05**	5,000	4,981,100
3.17%, 10/12/05**	5,000	4,941,443
Floating Rate Notes
3.19%, 06/01/06*	10,000	9,999,999
2.985%, 10/30/06*	10,000	10,000,000
Note
1.50%, 07/07/05	5,000	4,996,093

		39,913,345

Federal Home Loan Bank — 21.9%
Discount Notes
2.83%, 06/08/05**	5,000	4,997,206
2.92%, 06/08/05**	5,000	4,997,205
2.77%, 06/09/05**	7,000	6,995,691
2.84%, 06/10/05**	5,000	4,996,450
3.00%, 07/15/05	5,000	4,981,667
3.05%, 07/22/05**	7,000	6,969,754
Floating Rate Notes
2.88%, 09/12/05*,**	5,340	5,339,204
2.84%, 03/01/06*	5,000	5,000,000
2.75%, 03/07/06*	3,000	3,000,000
3.15%, 05/16/06*	5,000	4,996,318
3.20%, 06/24/06*	7,000	7,000,000
3.35%, 02/22/07*	6,000	6,000,000
3.215%, 03/01/07*	4,085	4,085,000
Notes
2.25%, 08/30/05	5,000	5,000,616
2.82%, 12/16/05	5,000	5,000,000
3.10%, 02/21/06	5,000	5,000,000

		84,359,111

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Freddie Mac — 16.7%
Discount Notes
2.95%, 06/07/05	$5,000	$4,997,542
2.84%, 06/13/05**	6,400	6,393,941
2.93%, 06/21/05**	6,100	6,090,071
2.85%, 06/23/05	5,000	4,991,292
2.96%, 06/30/05	5,000	4,988,078
2.93%, 07/01/05**	5,000	4,987,792
2.96%, 07/01/05**	5,000	4,987,666
2.66%, 07/05/05**	7,000	6,982,388
2.73%, 07/12/05**	5,000	4,984,397
3.07%, 08/09/05**	5,000	4,970,579
3.10%, 08/16/05	5,000	4,967,278
Floating Rate Note
2.925%, 09/09/05*	5,000	5,000,000

		64,341,024

TOTAL AGENCY OBLIGATIONS
(Cost $262,405,241)		262,405,241

REPURCHASE AGREEMENTS — 27.5%
Banc of America Securities, LLC
(Agreement dated 05/31/05 to be repurchased at $22,001,791 collateralized by $17,280,000 (Value $22,574,348) U.S. Treasury Notes, 7.50%, due 11/15/16) 2.93%, 06/01/05	22,000	22,000,000
Goldman Sachs Asset Management
(Agreement dated 05/31/05 to be repurchased at $20,001,606 collateralized by $17,440,000 (Value $20,313,783) U.S. Treasury Notes, 5.50%, due 08/15/28) 2.89%, 06/01/05	20,000	20,000,000
JP Morgan Securities
(Agreement dated 05/31/05 to be repurchased at $22,001,772 collateralized by $17,652,000 (Value $22,410,322) U.S. Treasury Notes, 6.125%, due 08/15/29) 2.90%, 06/01/05	22,000	22,000,000
Morgan Stanley Securities, Inc.
(Agreement dated 05/31/05 to be repurchased at $20,001,611 collateralized by $17,685,000 (Value $20,415,002) U.S. Treasury Notes, 14.00%, due 11/15/11) 2.90%, 06/01/05	20,000	20,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Wachovia Securities, Inc.
(Agreement dated 05/31/05 to be repurchased at $22,001,784 collateralized by $18,714,000 (Value $22,650,915) U.S. Treasury Notes, 3.00%, due 07/15/12) 2.92%, 06/01/05	$ 22,000	$22,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $106,000,000)		106,000,000

	Shares
INVESTMENT COMPANIES — 4.5%
BlackRock Provident Institutional Funds — Temp Fund	8,629,682	8,629,682
Goldman Sachs Financial Square Prime Obligations Fund	7,403,781	7,403,781
Merrill Lynch Premier Institutional Fund	1,421,508	1,421,508

TOTAL INVESTMENT COMPANIES
(Cost $17,454,971)		17,454,971

	Par (000)
SECURITIES LENDING COLLATERAL — 30.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$117,981	117,981,234

TOTAL SECURITIES LENDING COLLATERAL
(Cost $117,981,234)		117,981,234

TOTAL INVESTMENT IN SECURITIES — 130.8%
(Cost $503,841,446***)		503,841,446
OTHER LIABILITIES IN EXCESS OF ASSETS — (30.8)%		(118,537,705)

NET ASSETS — 100%		$385,303,741

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($383,750,325 ÷ 383,878,335 shares outstanding)	$1.00

Class A Shares
($1,550,370 ÷ 1,550,370 shares outstanding)	$1.00

Class C Shares
($3,045 ÷ 3,045 shares outstanding)	$1.00

*	The rates shown are as of May 31, 2005.
**	Certain Amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — 96.3%
Alaska — 2.0%
Valdez Alaska Marine Terminal, RB, VRDB, Exxon Pipeline Co. Project
2.81%, 06/01/05**	$2,000	$2,000,000
2.90%, 06/01/05**	2,500	2,500,000

		4,500,000

Arizona — 3.6%
Phoenix Water Systems, RB, TECP, LIQ: Dexia Credit Local, 2.65%, 06/07/05	3,000	3,000,000
Salt River Agriculture Improvement & Power Distribution, RB, TECP, Salt River Project, LIQ: Wells Fargo, Marshall & Isley, Bank One, Morgan Guaranty, Bank of New York, Bank of America
1.98%, 06/06/05	2,000	2,000,000
2.21%, 06/08/05	3,000	3,000,000

		8,000,000

California — 6.0%
California Department of Water & Power Resources and Power Supply, RB, VRDB, LOC: BNP Paribas, 2.85%, 06/01/05**	2,250	2,250,000
California Department of Water & Power Resources and Power Supply, RB, VRDB, LOC: Dexia Credit Local, 2.99%, 06/07/05**	2,000	2,000,000
California State Economic Recovery, RB, VRDB, SPA: Landesbank Baden-Wurttenburg, 2.85%, 06/03/05**	2,500	2,500,000
City of Fremont, COP, VRDB, Maintenance Center & Fire Project, INS: AMBAC, SPA: Dexia Credit Local, 3.03%, 06/07/05**	6,690	6,690,000

		13,440,000

Connecticut — 1.4%
Connecticut State, Prerefunded 06/01/05 @ 101, 5.40%, 06/01/09	2,160	2,181,600
Connecticut State, GO, VRDB, SPA: Bayerische Landesbank, 2.96%, 06/01/05**	1,000	1,000,000

		3,181,600

	Par (000)	Value

MUNICIPAL BONDS — Continued
District of Columbia — 2.2%
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America, 2.96%, 06/07/05**	$5,000	$5,000,000

Florida — 7.2%
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC, 3.05%, 06/01/05**	8,000	8,000,001
University Athletic Association, RB, VRDB, University of Florida Stadium Project, Capital Improvements, LOC: Sun Trust, 3.05%, 06/01/05**	3,380	3,380,000
Volusia County Health Facilities Authority, RB, VRDB, Pooled Hospital Lending Program, INS: FGIC, SPA: Sun Trust, 2.87%, 06/01/05**	4,700	4,700,000

		16,080,001

Idaho — 0.7%
Idaho Health Facilities Authority, RB, VRDB, St .Lukes Medical Center, INS: FSA, SPA: Harris Trust, 2.86%, 06/01/05**	1,500	1,500,000

Illinois — 1.7%
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba, 2.98%, 06/01/05**	1,000	1,000,000
Illinois Health Facilities Authority, RB, VRDB, Rush Presbyterian — St. Lukes Medical Center, LIQ: Northern Trust, 2.99%, 06/01/05**	815	815,000
Illinois Health Facilities Authority, RB, VRDB. St Lukes Medical Center, INS: MBIA, SPA: Bank One, 2.99%, 06/01/05**	2,000	2,000,000

		3,815,000

Indiana — 0.3%
St. Joseph County Educational Facilities, RB, VRDB, University of Notre Dame, LIQ: Northern Trust, Fifth Third, 2.90%, 06/02/05**	700	700,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Kansas — 1.0%
Kansas State Department Transportation and Highways, RB, VRDB, INS: Pooled Money Investment Board, 2.86%, 06/01/05**	$2,250	$2,250,000

Louisiana — 0.7%
St Charles Parish, RB, VRDB, PCRB, Shell Oil Company Project, 2.93%, 06/01/05**	1,550	1,550,000

Maryland — 6.1%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank, 2.97%, 06/02/05**	2,000	2,000,000
Maryland Health & Higher Education, RB, TECP, Johns Hopkins University
2.41%, 07/12/05	3,000	3,000,000
2.65%, 08/10/05	2,336	2,336,000
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America, 3.01%, 06/02/05**	4,700	4,700,000
Washington Suburban District, GO, VRDB, BAN, SPA: Bank of America
3.00%, 06/01/05**	1,170	1,170,000
3.00%, 06/01/05**	450	450,000

		13,656,000

Massachusetts — 4.4%
Massachusetts State Water Resources Authority, RB, VRDB, LIQ: Landesbank Hessen Thuringen, 3.05%, 06/01/05**	1,800	1,800,000
Massachusetts State Water Revenue Authority, RB, TECP, LIQ: Bayerische Landesbank Gironzentrole, 2.70%, 08/08/05	4,000	4,000,000
Massachusetts State, GO, Prerefunded 07/01/05 @ 101, 5.50%, 07/01/09	2,000	2,025,896
Massachusetts State, GO, VRDB, SPA: State Street Bank and Trust, 3.06%, 06/02/05**	2,000	2,000,000

		9,825,896

Michigan — 2.6%
Municipal Bond Authority Revenue,
5.00%, 12/01/05	2,000	2,022,480
University of Michigan, RB, TECP,
2.25% 06/09/05	1,725	1,725,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Michigan — Continued
University of Michigan, RB, VRDB, University Hospital, 2.98%, 06/01/05**	$2,000	$2,000,000

		5,747,480

Minnesota — 5.1%
Minneapolis, RB, VRDB, University Gateway Project, SPA: Wells Fargo Bank, 2.87%, 06/02/05**	6,000	6,000,000
Rochester Minnesota Health, RB, TECP, Mayo Foundation
2.03%, 06/03/05	2,400	2,400,000
2.03%, 06/03/05	3,000	3,000,000

		11,400,000

Missouri — 1.9%
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: Bank of Nova Scotia, 3.05%, 06/07/05**	2,500	2,500,000
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust,
2.96%, 06/01/05**	650	650,000
2.96%, 06/01/05**	1,040	1,040,000

		4,190,000

New Jersey — 2.2%
New Jersey State, TAN,
3.00%, 06/24/05	5,000	5,003,130

New York — 7.0%
Long Island Power Authority, RB, VRDB, INS: MBIA, SPA: Credit Suisse First Boston, 2.87%, 06/01/05**	4,000	4,000,000
New York City Municipal Water Finance Authority, Water & Sewer System, RB, VRDB, INS: FGIC, SPA: FGIC, 2.93%, 06/01/05**	2,000	2,000,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York, 3.05%, 06/01/05**	3,000	3,000,000
New York Environmental Facilities Corp, TECP, 2.75%, 08/06/05	6,500	6,500,000

		15,500,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
North Carolina — 6.0%
City of Durham, COP, VRDB, SPA: Wachovia Bank of North Carolina, 3.06%, 06/02/05**	$700	$700,000
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project, 3.01%, 06/01/05**	5,420	5,420,000
University of North Carolina, RB, VRDB, 3.06%, 06/01/05**	4,000	4,000,000
Winston Salem Community Treatment Facilities Partnership, VRDB** 3.05%, 08/01/09	1,200	1,200,000
Winston Salem Community Treatment Facilities Partnership, COP, VRDN, SPA: Dexia Credit Local, 2.97%, 06/02/05**	2,000	2,000,000

		13,320,000

Ohio — 1.9%
Ohio State University General Receipts, RB, VRDB, 3.03%, 06/02/05**	1,275	1,275,000
Ohio State University, RB,
2.77%, 08/09/05	3,000	3,000,000

		4,275,000

Oregon — 1.2%
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust, 2.95%, 06/01/05**	2,600	2,600,000

Pennsylvania — 2.8%
Delaware County IDA, RB, VRDB, General Electric, 2.94%, 06/01/05**	2,200	2,200,000
Pennsylvania State Turnpike Revenue, RB, VRDB, SPA: Westdeutche Landesbank, Bayerische Landesbank, Gironzentrale, Landesbank Baden, Wurtemburg, 2.90%, 06/01/05**	1,500	1,500,000
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank, 2.94%, 06/07/05**	2,500	2,500,000

		6,200,000

South Carolina — 1.3%
South Carolina Public Service, RB, TECP, LIQ: Dexia Credit Local, 1.98%, 06/08/05	2,829	2,829,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — 12.5%
Coastal Water Authority, RB, Prerefunded 12/15/05 @ 100, 5.95%, 12/15/25	$3,060	$3,157,398
Dallas Area Rapid Transit, RB, TECP, LIQ: Westdeutsche Landesbank, State Street Bank & Trust, 2.30%, 07/12/05	6,200	6,200,000
Harris County, GO, TECP, RCA: Bank of Nova Scotia, 2.65%, 07/11/05	1,000	1,000,000
North Central Texas Health Facilities Development, RB, VRDB, Presbyterian Medical Center, INS: MBIA, SPA: Chase Manhattan, 2.86%, 06/01/05**	1,200	1,200,000
Red River Educational Finance Corporation, RB, VRDB, Texas Christian University Project, 3.03%, 06/07/05**	2,000	2,000,000
San Antonio Gas & Electric, RB, TECP, LIQ: Bank of America, State Street Bank & Trust, 1.97%, 06/01/05	4,000	4,000,000
Texas State Tax & Revenue, RAN,
3.00%, 08/31/05	7,000	7,022,193
University of Texas, RB, TECP,
3.50%, 10/05/05	3,000	3,014,593

		27,594,184

Utah — 4.6%
Intermountain Power Agency, RB, TECP, INS: AMBAC, SPA: Morgan Guaranty Trust
2.30%, 06/23/05	4,000	4,000,000
2.80%, 08/05/05	2,000	2,000,000
2.73%, 12/01/05	1,900	1,900,000
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco, 2.98%, 06/01/05**	2,400	2,400,000

		10,300,000

Virginia — 9.4%
IDA of Hampton, RB, TECP LIQ: Wachovia Bank, Sentara Health Systems, 2.24%, 07/06/05	3,000	3,000,000
Loudoun County IDA, RB, VRDB, Howard Hughes Medical Institute, 2.98%, 06/01/05**	4,155	4,155,000
Loudoun County IDA, RB, VRDB, Howard Hughes Medical Institute, 3.05%, 06/01/05**	3,000	3,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — Continued
Peninsula Port Authority of Virginia, RB, TECP, LIQ: US Bank, 1.98%, 06/08/05	$5,000	$5,000,000
University of Virginia, RB, TECP
2.80%, 08/05/05	4,000	4,000,000
2.65%, 08/10/05	1,600	1,600,000

		20,755,000

Wisconsin — 0.5%
State of Wisconsin, GO, TECP, SPA: Bank of Nova Scotia, 2.72%, 08/08/05	1,071	1,071,000

TOTAL MUNICIPAL BONDS
(Cost $214,283,291)		214,283,291

	Shares
INVESTMENT COMPANIES — 5.2%
Black Rock Provident Institutional Funds — MuniFund	5,815,450	5,815,450
Goldman Sachs Financial Square Tax-Free Money Market Fund	5,765,431	5,765,431

TOTAL INVESTMENT COMPANIES
(Cost $11,580,881)		11,580,881

TOTAL INVESTMENT IN SECURITIES — 101.5%
(Cost $225,864,172*)		225,864,172
OTHER LIABILITIES IN EXCESS OF ASSETS — (1.5)%		(3,389,139)

NET ASSETS — 100%		$222,475,033

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($210,168,580 ÷ 210,246,714 shares outstanding)	$1.00

Class A Shares
($12,304,835 ÷ 12,305,215 shares outstanding)	$1.00

Class C Shares
($1,617 ÷ 1,617 shares outstanding)	$1.00

*	Aggregate cost for Federal income tax purposes.
**	The rates shown are as of May 31, 2005 and the maturity dates shown are shorter of (i) the next interest readjustment or (ii) the date on which the principal amount can be recovered through demand.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets

May 31, 2005

	Shares	Value

COMMON STOCKS — 98.6%
Consumer Discretionary — 15.1%
Amazon Co., Inc.*,**	215,000	$7,634,650
Comcast Corp. — Class A*,**	312,010	10,046,722
Ebay, Inc.*	145,010	5,511,830
Gannett Co., Inc.	73,770	5,492,914
Harley-Davidson, Inc.**	48,300	2,368,149
Home Depot, Inc.	264,940	10,425,389
Johnson Controls, Inc.	107,890	6,113,047
Starwood Hotels & Resorts	24,940	1,395,892
Tiffany & Co.**	337,410	10,503,573
Walt Disney Co.	397,140	10,897,523

		70,389,689

Consumer Staples — 11.2%
Alberto-Culver Co., Class B	54,943	2,435,623
Coca-Cola Co.	146,140	6,522,228
General Mills, Inc.	287,910	14,251,545
Nestle ADR	162,550	10,720,173
Procter & Gamble Co.**	184,750	10,188,963
Sysco Corp.**	208,790	7,758,636

		51,877,168

Energy — 7.4%
BP PLC — ADR	128,660	7,745,332
Exxon Mobil Corp.	324,572	18,240,946
Halliburton Co.	148,830	6,360,994
Schlumberger Ltd.	31,780	2,172,799

		34,520,071

Financials — 17.6%
Berkshire Hathaway B, Inc.*	3,387	9,517,470
Capital One Financial	84,020	6,335,108
Fifth Third Bancorp**	214,360	9,136,023
J.P. Morgan Chase & Co.	74,142	2,650,577
Jefferson Pilot Corp.	213,175	10,744,020
Lehman Brothers Holding, Inc.	51,220	4,722,484
Legg Mason, Inc.**	189,609	15,582,067
MBNA Corp.	310,340	6,545,071
Moody’s Corp.	198,580	8,592,557
Simon Property Group, Inc.	20,750	1,425,940
Wells Fargo Co.	100,640	6,079,662

		81,330,979

Health Care — 14.1%
Abbott Laboratories	187,690	9,054,166
Alcon, Inc.	53,290	5,449,968
Cephalon, Inc.*,**	119,320	5,061,554
Johnson & Johnson	149,540	10,034,134
Medco Health Solutions, Inc.*	221,131	11,056,550
Medtronic, Inc.	223,190	11,996,463
Pfizer, Inc.	471,590	13,157,361

		65,810,196

	Shares	Value

COMMON STOCKS — Continued
Industrials — 11.3%
3M Co.	159,950	$12,260,168
Caterpillar, Inc.	94,540	8,897,159
Ingersoll Rand Co.	104,910	8,121,083
Tyco International, Ltd.	344,060	9,953,656
United Technologies	123,890	13,219,063

		52,451,129

Information Technology — 17.1%
Adobe Systems, Inc.**	277,080	9,160,265
Cisco Systems*	293,010	5,678,534
Dell Computer Corp.*,**	313,050	12,487,564
Electronic Arts, Inc.*,**	194,290	10,207,997
Intel Corp.	434,295	11,695,564
Intuit, Inc.*	244,930	10,585,875
Microsoft	410,030	10,578,774
Qualcomm, Inc.	153,740	5,728,352
Texas Instruments, Inc.	114,410	3,162,292

		79,285,217

Materials — 0.4%
Alcoa, Inc.**	68,090	1,845,239

Telecommunication — 3.3%
Nextel Communications, Inc — Class A*,**	178,350	5,382,603
Vodafone ADR**	404,700	10,190,346

		15,572,949

Utilities — 1.1%
Xcel Energy, Inc.**	278,110	5,125,567

TOTAL COMMON STOCKS
(Cost $368,028,237)		458,208,204

	Par (000)
REPURCHASE AGREEMENT — 1.4%
Banc of America Securities, LLC,
(Agreement Dated 05/31/05 to be repurchased at $6,615,538 collateralized by $4,620,000 (Value $6,771,882) U.S. Treasury Notes, 9.25%, due 02/15/16) 2.93%, 06/01/05	$6,615	6,615,000

TOTAL REPURCHASE AGREEMENT
(Cost $6,615,000)		6,615,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 18.9%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$88,027	$88,027,429

TOTAL SECURITIES LENDING COLLATERAL
(Cost $88,027,429)		88,027,429

TOTAL INVESTMENT IN SECURITIES — 118.9%
(Cost $462,670,666***)		552,850,633
OTHER LIABILITIES IN EXCESS OF ASSETS — (18.9)%		(87,687,953)

NET ASSETS — 100%		$465,162,680

Value
NET ASSET VALUE PER SHARE Institutional Shares
($456,008,833 ÷ 24,133,040 shares outstanding)	$18.90

Class A Shares
($6,291,658 ÷ 334,563 shares outstanding)	$18.81

Class C Shares
($2,862,189 ÷ 153,639 shares outstanding)	$18.63

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $463,137,044. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$101,634,945
Excess of tax cost over value	$(11,921,357)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets

May 31, 2005

	Shares	Value

COMMON STOCKS — 97.0%
Consumer Discretionary — 7.3%
CDW Corp.	6,970	$405,515
Comcast Corp. — Class A*	32,260	1,038,772
Gannett Co., Inc.	12,850	956,811
Harley-Davidson, Inc.**	29,320	1,437,559
Home Depot, Inc.	35,680	1,404,008
Time Warner, Inc.*	50,970	886,878
Viacom, Inc. — Class B	28,120	964,235

		7,093,778

Consumer Staples — 11.4%
Anheuser Busch Companies, Inc.	29,650	1,389,103
Coca-Cola Co.	34,670	1,547,322
Conagra	53,270	1,393,011
General Mills, Inc.	39,270	1,943,864
Nestle ADR	16,210	1,069,050
Procter & Gamble Co.**	37,350	2,059,852
Wal-Mart Stores, Inc.	37,237	1,758,704

		11,160,906

Energy — 13.0%
BP PLC — ADR	39,460	2,375,492
ChevronTexaco Corp.	28,430	1,528,965
ConocoPhillips	8,800	948,992
Exxon Mobil Corp.	55,470	3,117,414
Halliburton Co.**	51,370	2,195,554
Royal Dutch Petroleum — New York Shares ADR	43,260	2,534,171

		12,700,588

Financials — 25.3%
Archstone-Smith Trust	65,775	2,421,836
Bank of America Corp.**	60,100	2,783,832
Chubb Corp.**	14,470	1,218,808
Citigroup, Inc.	67,110	3,161,551
J.P. Morgan Chase & Co.	56,220	2,009,865
Lincoln National Corp.	41,450	1,887,219
MBNA Corp.	66,440	1,401,220
Montpelier Re Holdings, Ltd.	43,400	1,490,790
Morgan Stanley Dean Witter & Co.	15,980	782,381
New York Community Bancorp, Inc.**	75,170	1,369,597
Simon Property Group, Inc.	31,330	2,152,998
T Rowe Price Group, Inc.**	21,885	1,305,659
Wachovia Corp.	23,941	1,215,006
Wells Fargo Co.	24,940	1,506,625

		24,707,387

Health Care — 8.1%
Abbott Laboratories	31,160	1,503,158
Cephalon, Inc.*,**	19,574	830,329
Johnson & Johnson	12,810	859,551
Lilly (Eli), & Co.	12,245	713,884
Pfizer, Inc.	111,560	3,112,524
Wyeth	19,890	862,629

		7,882,075

	Shares	Value

COMMON STOCKS — Continued
Industrials — 10.2%
3M Co.	13,160	$1,008,714
Caterpillar, Inc.	15,390	1,448,353
Emerson Electric Co.	28,320	1,882,430
General Electric Co.	73,960	2,698,062
Honeywell International	45,715	1,656,254
United Technologies	11,970	1,277,199

		9,971,012

Information Technology — 6.9%
Automatic Data Processing, Inc.	23,910	1,047,258
IBM	9,010	680,706
Intel Corp.	45,900	1,236,087
Microsoft	72,110	1,860,438
Nokia Corp. ADR	72,720	1,226,059
Teradyne, Inc.*,**	55,980	728,300

		6,778,848

Materials — 5.5%
Air Products & Chemicals**	31,930	1,923,144
Alcoa, Inc.**	51,310	1,390,501
Du Pont E I De Nemours	25,010	1,163,215
Weyerhaeuser Co.	14,260	914,779

		5,391,639

Telecommunication — 5.1%
BellSouth Corp.	33,150	887,094
SBC Communications, Inc.	52,510	1,227,684
Verizon Communications	43,470	1,537,968
Vodafone ADR**	53,560	1,348,641

		5,001,387

Utilities — 4.2%
Exelon Corp.	27,550	1,290,718
Keyspan Corp.**	23,810	946,209
Xcel Energy, Inc.**	98,980	1,824,201

		4,061,128

TOTAL COMMON STOCKS
(Cost $76,260,579)		94,748,748

	Par (000)
REPURCHASE AGREEMENT — 3.0%
Banc America Securities LLC (Agreement Dated 05/31/05 to be repurchased at $3,034,247 collateralized by $2,505,000 (Value $3,113,352) U.S. Treasury Notes, 6.25%, due 08/15/23) 2.93% 06/01/05	$ 3,034	3,034,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,034,000)		3,034,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 16.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$15,819	$15,819,274

TOTAL SECURITIES LENDING COLLATERAL
(Cost $15,819,274)		15,819,274

TOTAL INVESTMENT IN SECURITIES — 116.3%
(Cost $95,113,853***)		113,602,022
OTHER LIABILITIES IN EXCESS OF ASSETS — (16.3)%		(15,954,376)

NET ASSETS — 100%		$97,647,646

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($97,234,218 ÷ 20,320,978 shares outstanding)	$4.78

Class A Shares
($377,139 ÷ 78,948 shares outstanding)	$4.78

Class C Shares
($36,289 ÷ 7,577 shares outstanding)	$4.79

*	Non-income producing securities
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $95,316,034. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$21,688,111
Excess of tax cost over value	$(3,402,124)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets

May 31, 2005

	Shares	Value

COMMON STOCKS — 98.6%
Consumer Discretionary — 17.2%
Apollo Group, Inc.*,**	7,140	$560,490
Cheesecake Factory*,**	7,530	265,884
Comcast Corp. — Class A*	24,720	795,984
Ebay, Inc.*	14,360	545,824
Harley-Davidson, Inc.**	14,540	712,896
Home Depot, Inc.	17,600	692,560
Target Corp.	8,250	443,025
Tiffany & Co.	20,670	643,457
Time Warner, Inc.*	29,550	514,170
Viacom, Inc. — Class B	10,380	355,930
Walt Disney Co.	17,550	481,572

		6,011,792

Consumer Staples — 10.7%
Alberto-Culver Co., Class B	12,930	573,187
Anheuser Busch Companies, Inc.	7,470	349,970
Nestle ADR	6,870	453,077
Pepsico, Inc.	13,080	736,403
Procter & Gamble Co.**	9,200	507,380
Sysco Corp.	15,510	576,351
Wal-Mart Stores, Inc.	11,830	558,731

		3,755,099

Energy — 2.1%
National — Oilwell, Inc.*	7,520	338,400
Smith International, Inc.**	6,500	381,940

		720,340

Financials — 9.6%
American International Group	15,610	867,135
Capital One Financial**	10,260	773,604
Legg Mason, Inc.	9,065	744,962
MGIC Investment Corp.	9,020	553,287
Moody’s Corp.	9,840	425,777

		3,364,765

Health Care — 20.1%
Alcon, Inc.	4,450	455,102
Amgen, Inc.*	9,140	571,981
Biomet, Inc.	14,490	546,128
Cephalon, Inc.*,**	18,540	786,467
Genzyme Corp.*	9,170	572,116
Johnson & Johnson	7,530	505,263
Lilly (Eli), & Co.	6,645	387,404
Medco Health Solutions, Inc.*	13,370	668,500
Medtronic, Inc.	11,370	611,138
Pfizer, Inc.	60,815	1,696,738
Wyeth Co.	5,320	230,728

		7,031,565

	Shares	Value

COMMON STOCKS — Continued
Industrials — 8.9%
Danaher Corp.	8,760	$482,939
Illinois Tool Works, Inc.	7,165	604,941
Ingersoll Rand Co.	6,770	524,066
Tyco International, Ltd.	15,520	448,994
United Technologies	9,700	1,034,989

		3,095,929

Information Technology — 26.7%
Automatic Data Processing, Inc.	7,630	334,194
Cisco Systems*	61,180	1,185,668
Cognos, Inc*	13,100	494,656
Dell Computer Corp.*	28,650	1,142,849
Electronic Arts, Inc.*	10,330	542,738
Intel Corp.	35,510	956,284
Intuit, Inc.*	16,220	701,028
Lexmark International, Inc.*	10,520	719,989
Microsoft	53,940	1,391,652
Qualcomm, Inc.	14,850	553,311
SAP AG ADR	11,830	487,988
Tessera Technologies, Inc.*,**	9,190	270,554
Texas Instruments, Inc.	21,570	596,195

		9,377,106

Materials — 0.9%
Alcoa, Inc.**	11,930	323,303

Telecommunication — 2.4%
Nextel Communications, Inc. —Class A*	12,165	367,140
Vodafone ADR**	18,080	455,254

		822,394

TOTAL COMMON STOCKS
(Cost $28,924,586)		34,502,293

	Par (000)
REPURCHASE AGREEMENT — 1.4%
Banc America Securities LLC
(Agreement Dated 05/31/05 to be repurchased at $475,039 collateralized by $330,000 (Value $486,584) U.S. Treasury Notes, 8.50%, due 02/15/20) 2.93%, 06/01/05	$ 475	475,000

TOTAL REPURCHASE AGREEMENT
(Cost $475,000)		475,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 12.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$4,331	$4,331,157

TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,331,157)		4,331,157

TOTAL INVESTMENT IN SECURITIES — 112.4%
(Cost $33,730,744***)		39,308,450
OTHER LIABILITIES IN EXCESS OF ASSETS — (12.4)%		(4,334,674)

NET ASSETS — 100%		$34,973,776

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($34,687,575 ÷ 5,061,339 shares outstanding)	$6.85

Class A Shares
($270,190 ÷ 39,703 shares outstanding)	$6.81

Class C Shares
($16,011 ÷ 2,375 shares outstanding)	$6.74

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $33,788,295. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$6,405,774
Excess of tax cost over value	$(885,619)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets

May 31, 2005

	Shares	Value

COMMON STOCKS — 93.7%
Autos & Transportation — 4.5%
Alexander & Baldwin, Inc.	31,300	$1,391,285
Continental Airlines*, **	28,200	390,852
Infinity Property & Casualty Corp.	3,402	108,864
Kirby Corp.*	21,700	925,722
Knight Transportation**	59,300	1,449,885
Old Dominion Freight Line, Inc.*,**	30,600	932,382
SCS Transportation, Inc.*	14,500	264,625
Skywest, Inc.	18,500	337,440
Thor Industries, Inc.	31,000	941,160
Wabtec	52,200	1,080,540
Yellow Roadway Corp.*,**	15,200	802,256

		8,625,011

Consumer Discretionary — 24.0%
A.H. Belo Corp.	16,000	393,280
Advisory Board*	37,800	1,707,048
AMERICA’S Car Mart, Inc.*	30,150	645,210
American Greetings Corp., Class A**	39,000	1,013,220
Ann Taylor Stores Corp.*	37,900	976,304
BJ’S Restaurant, Inc. Private Placement	273,600	5,034,240
Borders Group, Inc.	28,200	713,178
Brinks Co.	32,800	1,023,688
Build-A-Bear Workshop, Inc.*,**	35,000	959,000
Carters, Inc.*, **	33,200	1,548,780
Casella Waste Systems, Class A*	54,700	624,127
Cato Corp.	42,300	1,220,778
Cheesecake Factory*,**	37,200	1,313,532
Coach, Inc.*	47,200	1,370,688
Collectors Universe, Inc.*	62,400	992,160
Department 56, Inc.*	18,600	207,576
Fairpoint Communications, Inc.**	37,700	586,989
First Cash Services, Inc.*	43,750	761,250
Four Season Hotels	8,900	642,580
Furniture Brands International**	23,800	478,618
Guitar Center, Inc.*,**	29,100	1,658,409
Hibbett Sporting Goods*,**	74,800	2,626,976
Insight Enterprises, Inc.*	39,000	763,620
K-Swiss, Inc., Class S	34,300	1,101,030
Kellwood Co.	28,200	709,512
Kenneth Cole Productions, Inc.	20,000	602,000
LIN TV Corp.*	55,800	811,890
Oakley, Inc.	33,700	495,390
Pier 1 Imports**	52,000	873,080
Rare Hospitality International, Inc.*,**	44,900	1,393,247
Reebok International Ltd.**	22,000	895,620
Service Corp. International	89,300	676,894
Sonic Corp.*,**	50,812	1,727,608
Sports Authority, Inc.*,**	21,791	697,312

	Shares	Value

COMMON STOCKS — Continued
Consumer Discretionary — Continued
Tractor Supply Co.*	12,800	$568,576
TRM Corp.*	31,700	514,491
United Stationers, Inc.*	17,800	872,734
Universal Truckload Services, Inc.*	44,700	746,490
Urban Outfitters, Inc.*	53,800	2,869,692
Warnaco Group, Inc.*	64,800	1,382,832
Wolverine World Wide	39,300	903,114
Zale Corp.*	33,300	1,038,294

		46,141,057

Consumer Staples — 1.0%
Bunge Ltd.	12,900	800,316
Constellation Brands, Inc.*	37,600	1,045,656

		1,845,972

Energy — 5.1%
Alpha Natural Resources, Inc.*,**	30,300	724,170
Arch Coal, Inc.	28,300	1,371,135
Energy Partners Ltd.*	65,300	1,492,105
Grey Wolf, Inc.*	141,700	930,969
Newfield Exploration Co.*	37,400	1,438,030
Newpark Resources, Inc.*	127,800	779,580
Otter Tail Corp.	28,200	717,972
W-H Energy Services, Inc.*	45,100	977,317
Whiting Petroleum Corp.*,**	41,900	1,448,902

		9,880,180

Financial Services — 16.6%
Amerus Group**	25,800	1,227,822
Ashford Hospitality Trust	43,300	431,268
Boston Private Financial**	40,300	986,544
Brookline Bancorp**	66,200	1,006,240
Camden Property Trust	21,500	1,109,615
Colonial Bancgroup, Inc.	70,800	1,578,132
Commercial Federal	32,900	822,829
Compass Bancshares	12,300	548,211
CRA International, Inc.*,**	18,100	1,031,519
Delphi Financial Group	49,300	2,090,319
Downey Financial Corp.	19,000	1,425,380
Education Realty Trust, Inc.	35,700	612,969
First Republic Bank	32,500	1,042,600
Greater Bay Bancorp**	42,300	1,062,999
Harleysville Group	23,800	483,378
Highland Hospitality	54,100	573,460
Hub International Ltd.	33,200	593,284
MAF Bancorp, Inc.	21,300	906,528
Navigant Consulting, Inc.*	74,800	1,715,912
NBT Bancorp, Inc.	2,700	63,990
Platinum Underwriters	28,300	860,320
Prentiss Properties Trust	23,800	821,100
Provident Bankshares	34,500	1,091,580

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Continued

May 31, 2005

	Shares	Value

COMMON STOCKS — Continued
Financial Services — Continued
RAIT Investment Trust	33,800	$966,680
Reckson Assoc Realty Corp.	29,900	944,541
Republic Bancorp	50,884	702,454
Resources Connection*,**	58,800	1,171,296
Signature Bank*	52,000	1,275,040
Sterling Financial*	21,211	749,809
Triad Guaranty, Inc.*	13,900	753,380
Westcorp	38,000	1,840,720
WR Berkley Corp.	37,800	1,340,388

		31,830,307

Health Care — 14.0%
Alderwoods Group, Inc.*	67,200	930,720
Align Technology, Inc.*,**	118,900	864,403
Amylin Pharmaceuticals, Inc.*,**	56,800	907,664
Animas Corp.*,**	75,400	1,350,414
Arrow International, Inc.	17,400	588,120
Bio-Rad Laboratories, Class A*	16,000	862,080
Conceptus, Inc.*,**	95,800	510,614
Conor Medsystems, Inc.*,**	34,500	516,810
CV Therapeutics*,**	92,900	1,878,438
Diagnostic Products Corp.	13,100	570,374
Digene Corp.*,**	40,100	1,008,916
Dyax Corp.*	106,000	492,900
Encysive Pharmaceuticals, Inc.*	90,600	924,120
Immucor, Inc.*	44,275	1,483,213
Isolagen, Inc.*,**	130,000	529,100
Kindred Healthcare, Inc.*,**	26,500	1,022,370
Medicis Pharmaceutical**	32,900	927,122
MGI Pharma, Inc.*,**	49,200	1,141,440
Nektar Therapeutics*	99,600	1,820,688
Owens & Minor, Inc.	34,400	1,066,400
Par Pharmaceutical Companies, Inc.*	21,900	700,800
Pediatrix Medical Group, Inc.*	13,000	957,190
Pozen, Inc.*	104,400	769,428
Protein Design Labs*,**	67,800	1,294,980
Rehabcare Group, Inc.*	21,500	597,485
Rigel Pharmaceuticals, Inc.*	44,900	803,261
Seracare Life Sciences Inc.*	29,700	401,841
United Therapeutics Corp.*,**	41,200	2,058,352

		26,979,243

Materials & Processing — 9.1%
Crown Holdings, Inc.*	58,000	863,620
Gilbraltar Industries, Inc.	42,900	839,124
Griffon Corp.*	48,000	956,640
H. B. Fuller Co.	23,600	764,640
Harsco Corp.	17,800	1,032,934
Insituform Technologies*,**	24,000	356,160
Kaydon Corp.**	30,400	867,616
Lincoln Electric Holdings, Inc.**	43,200	1,415,232

	Shares	Value

COMMON STOCKS — Continued
Materials & Processing — Continued
Louisiana-Pacific Corp.**	31,400	$790,652
Macdermid, Inc.	32,500	946,075
Mattson Technology, Inc.*	113,500	887,570
Meridian Gold*	43,100	712,012
Mueller Industries, Inc.	21,400	577,800
NCI Building Systems, Inc.*	32,200	1,112,188
Pactiv Corp.*	34,700	792,895
Polyone Corp.*	80,100	538,272
Spartech	33,100	669,613
Texas Industries	19,500	897,390
Walter Industries, Inc.**	30,600	1,297,440
Wausau-Mosinee Paper	32,500	406,250
Westlake Chemical Corp.	29,000	695,420

		17,419,543

Producer Durables — 3.0%
Crane Co.	26,000	683,020
Cymer, Inc.*	44,300	1,258,563
Engineered Support Systems**	30,900	1,205,100
Federal Signal Corp.	16,400	256,332
KB Home	21,000	1,418,340
Smith (A.O.) Corp.	14,700	460,992
WCI Communities, Inc.*	17,300	517,270

		5,799,617

Technology — 14.9%
Agile Software Corp.*	99,300	640,485
Akamai Technologies *	106,700	1,498,068
aQuantive, Inc.*	136,600	2,102,274
Bell Microproducts*	65,100	533,820
Checkpoint Systems, Inc.*	41,100	724,182
Datastream Systems, Inc.*	65,100	386,043
Entegris, Inc.*	71,500	693,550
Herley Industries, Inc.*	28,200	493,782
InPhonic, Inc.*,**	36,400	537,628
International Rectifier *	19,500	931,710
Interwoven Software, Inc.*	96,800	770,528
Ivillage, Inc.*	185,800	1,120,374
Jupitermedia Corp.*,**	85,600	1,562,200
Manhattan Associates *	36,700	779,508
Marchex, Inc.*,**	88,000	1,312,960
Matrix One, Inc.*	177,900	813,003
Merix Corp.*,**	73,900	535,775
Netgear, Inc.*,**	46,200	908,754
NMS Communications Corp.*	125,000	406,250
O2Micro International Ltd.*	141,300	1,760,598
Overland Storage, Inc.*	41,400	401,166
Plexus Corp.*	50,300	691,625
Power Integrations*	50,400	1,200,528
QAD, Inc.	40,500	284,310
SiRF Technology Holdings, Inc.*	73,400	1,039,344
Skyworks Solutions, Inc.*	73,200	463,356

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Concluded

May 31, 2005

	Shares	Value

COMMON STOCKS — Continued
Technology — Continued
Storage Technology Corp.*	33,800	$1,091,064
SupportSoft, Inc.*	130,300	674,954
Symbol Technologies, Inc.	49,800	573,198
Synnex Corp.*	32,500	514,150
Tech Data Corp.*	17,600	631,840
Technitrol, Inc.	49,800	653,874
Tessera Technologies*,**	62,800	1,848,832

		28,579,733

Utilities — 1.5%
Black Hills Corp.**	10,800	395,496
El Paso Electric Co.*,**	36,800	738,576
PNM Resources	34,050	992,217
Southwest Gas Corp.	30,300	756,894

		2,883,183

TOTAL COMMON STOCKS
(Cost $148,526,389)		179,983,846

	Par (000)
AGENCY OBLIGATIONS — 6.1%
Fannie Mae — 4.9%
Discount Notes
2.96%, 7/01/05	$9,435	9,410,911
2.96%, 6/08/05	100	99,934

		9,510,845

Freddie Mac — 1.2%
Discount Note
2.92%-2.97%, 6/07/05	2,210	2,208,733

TOTAL AGENCY OBLIGATIONS
(Cost $11,720,544)		11,719,578

Par (000)		Value
SECURITIES LENDING COLLATERAL — 14.0%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$26,942	$26,942,112

TOTAL SECURITIES LENDING COLLATERAL
(Cost $26,942,112)		26,942,112

TOTAL INVESTMENT IN SECURITIES — 113.8%
(Cost $187,189,044***)		218,645,536
OTHER LIABILITIES IN EXCESS OF ASSETS — (13.8)%		(26,592,757)

NET ASSETS — 100%		$192,052,779

NET ASSET VALUE PER SHARE
Institutional Shares
($190,026,052 ÷ 18,447,622 shares outstanding)		$10.30

Class A Shares
($1,368,326 ÷ 134,659 shares outstanding)		$10.16

Class C Shares
($658,401 ÷ 65,783 shares outstanding)		$10.01

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $188,222,588. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$39,988,467
Excess of Tax cost over value	$(9,565,519)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets

May 31, 2005

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — 96.3%
Australia — 1.1%
Amcor	12,871	$65,940
AMP Ltd.	72,044	359,295
Billiton	129,104	1,627,213
Brambles Industries Ltd.**	17,996	108,107
Newcrest Mining	61,508	618,148
Orica Ltd.	15,829	188,384
Patrick Corp., Ltd.	30,986	133,225
Rio Tinto Ltd.**	19,430	625,008
Telstra Corp.	397,262	1,506,917

		5,232,237

Austria — 1.9%
Bank Austria Creditanstal	11,374	1,115,977
Erste Bank Der Oester	12,322	606,316
Flughafen Wien AG	3,492	223,801
OMV AG	2,037	714,693
Raiffeisen International Bank-Holding AG*	14,389	859,124
Telekom Austria AG**	302,487	5,641,607
Wienerberger Baustoffindustrie AG	8,182	362,917

		9,524,435

Belgium — 0.5%
Almancora Communications	2,959	267,924
Belgacom SA	4,961	169,845
Fortis	13,549	368,624
Inbev	6,656	219,927
KBC Bancassurance Holding	17,356	1,408,052

		2,434,372

Bermuda — 0.0%
Clear Media, Ltd.*	121,000	103,428
Texwinca Holdings Ltd.	140,000	111,571

		214,999

Bulgaria — 0.0%
Bulgaria Compensation Notes*	28,097	12,665
Bulgaria Housing Compensation Notes*	28,255	12,985
Bulgaria Registered Compensation Vouchers*	19,166	8,818

		34,468

Canada — 0.7%
Bema Gold Corp.*	48,340	99,785
Canadian Natural Resources	13,924	402,283
Centerra Gold, Inc.*	1,102	15,458
Eldorado Gold Corp.*	35,028	80,961
Encana Corp.	12,128	420,473
Ivanhoe Mines Ltd.*	6,632	49,316
Petro Canada	3,497	196,213

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Canada — Continued
Royal Bank of Canada**	28,028	$1,675,381
Talisman Energy Inc.	3,882	128,400
Teck Cominco Ltd.	4,916	159,857
Telesystem International Wireless, Inc.*	12,519	191,916

		3,420,043

China — 0.1%
Weiqiao Textile Company Ltd	164,998	225,871
Wumart Stores, Inc.	73,631	117,358

		343,229

Cyprus — 0.0%
Bank of Cyprus Publis Co. Ltd.	17,480	65,849

Czech Republic — 0.4%
Ceske Energeticke Zavody A/S*	11,357	191,626
Cesky Telecom	16,933	317,043
Komercni Banka	12,546	1,540,567

		2,049,236

Denmark — 0.4%
BASF AG	6,067	403,321
Bryggerigruppen A/S	1,700	136,913
Chr. Hansen Holding A/S*	1,525	225,715
Danske Bank	20,806	596,974
Kobenhavns Lufthavne A/S	1,659	367,636
Vestas Wind Systems A/S*	5,000	81,240

		1,811,799

Finland — 0.3%
Fortum Oyj	7,244	109,868
KCI Konecranes Oyj	2,900	118,349
Neste Oil OYJ*,**	7,550	168,697
Nokia A Shares	41,794	701,798
Stockmann Oyj Abp	4,500	149,243
UPM — Kymmene Oyj	7,400	142,935

		1,390,890

France — 9.3%
Accor SA	1,847	85,244
Air Liquide	2,430	422,700
Alcatel Alsthom*,**	47,448	518,114
Altran Technologies*	5,911	52,539
Atos Origin*	2,704	167,273
Autoroutes du Sud de la France	4,016	207,252
AXA	4,764	116,182
Banque Nationale de Paris**	62,127	4,179,786
Bouygues**	14,538	559,649
Carrefour	12,037	597,182
France Telecom*,**	509,227	14,587,853
Generale de Sante	4,740	108,069

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2005

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
France — Continued
Groupe Steria SCA	385	$14,077
Havas SA	24,597	145,347
JC Decaux SA*	4,520	109,620
Lafarge SA**	9,951	904,692
LVMH Moet Hennessy**	16,729	1,194,487
Pernod Ricard French	921	142,294
Pinault-Printemps-Redoute SA**	1,849	183,238
Publicis Groupe	4,718	138,409
Renault**	1,923	164,649
Sanofi-Synthelabo SA**	59,254	5,346,940
Schnelder Electric SA	2,919	214,891
Societe des Autoroutes Paris	969	52,929
Societe Generale**	24,548	2,413,096
Societe Television Francaise	15,234	412,779
St. Gobain	3,109	179,008
Suez SA**	12,185	327,763
Thales SA**	9,789	391,054
Total Fina Elf**	46,784	10,338,211
Vinci SA*	7,016	525,574
Vivendi Environment**	7,805	294,501
Vivendi Universal	6,786	206,846

		45,302,248

Germany — 7.5%
Adidas AG	2,038	339,708
Allianz AG	5,448	642,519
Bayer AG	63,521	2,134,831
Bayer Hypo Vereins*	13,577	334,285
Bayerische Motoren Werke AG**	83,761	3,629,678
Bilfinger Berger AG	3,177	150,969
Commerzbank AG**	28,212	614,044
Continental AG	1,913	135,768
Depfa Bank	3,428	54,904
Deutsche Bank AG	5,779	450,126
Deutsche Boerse AG	1,767	130,301
Deutsche Post	23,417	550,039
Deutsche Postbank AG	1,518	71,948
Deutsche Telekom	309,260	5,748,892
E. On AG	15,329	1,332,300
Fraport AG	21,769	899,114
Freenet*	1,581	40,094
Fresenius	188	20,483
Fresenius Medical Care	3,177	249,568
HeidelbergCement AG	4,611	295,177
Henkel Kgaa	3,079	267,986
Henkel Kgaa-Vorzug	1,464	134,631
Hypo Real Estate Holdings**	6,913	272,758
IVG Immoblilien AG*	5,994	108,841
KarstadtQuelle AG*,**	13,653	150,262
Linde AG*	34,967	2,377,050
MAN AG**	10,752	477,573
Metro GR	10,276	512,725

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Germany — Continued
Muenchener Reuckversicherungs	26,423	$2,896,674
Porsche	7,238	5,043,344
Premiere*	3,300	115,498
Prosieben AG**	30,813	507,923
Puma AG	570	144,553
Rhoen-Klinikum	844	56,055
RWE AG	8,831	540,318
Siemens AG	70,464	5,159,669

		36,590,608

Greece — 0.1%
Hellenic Telecom	11,292	201,846
National Bank of Greece SA	2,983	100,768

		302,614

Hong Kong — 0.0%
Beijing Capital International Airport Company Ltd.	146,000	52,546
China Merchants Holdings International Company Ltd	64,000	119,695
Shenzhen Chiwan Wharf Holdings Ltd.*	30,800	69,836

		242,077

Hungary — 0.5%
Egis RT	3,381	291,296
Gedeon Richter RT	960	125,483
Mol Magyar OLA-Es Gazipari*	1,422	106,031
Matav RT	95,812	371,932
OTP Bank	55,828	1,735,100

		2,629,842

India — 0.1%
Bharti Televentures Ltd.*	69,722	356,775
State Bank of India*	2,293	35,127

		391,902

Indonesia — 0.1%
Bank Mandiri	692,225	120,779
Indofood Sukses Makmur	612,015	77,193
PT Telekomunikasi Indonesia	434,820	212,520
Semen Gresik	74,703	126,416

		536,908

Ireland — 0.1%
Celtic Resource Holdings*	14,510	95,485
Dragon Oil PLC*	174,134	292,017

		387,502

Italy — 4.3%
Assicurazioni Generali SPA**	11,915	362,305
Autostrada Torino — Milano	2,590	56,627

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2005

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Italy — Continued
Banca Intesa	128,144	$539,520
Banca Intesa SPA	108,960	509,388
Banca Monte dei Paschi di Siena S.P.A.**	96,837	347,805
Banca Popolare di Milano**	57,995	587,946
Banca Popolare dell’Emilia Romagna Scrl	2,656	133,340
Banca Popolare Di Sondrio Scrl*	14,647	207,362
Banche Popolari Unite Scrl	13,639	276,541
Beni Stabili SPA	113,987	109,454
Buzzi Unicem SPA	12,469	179,598
Capitalia SPA	105,358	551,239
Cassa Di Risparmio	162,356	404,741
Credito Emiliano	41,198	464,574
Credito Italiano**	691,862	3,581,534
Enel SPA	44,222	397,415
Ente Nazionale Idrocarburi	179,967	4,599,427
Mediaset SPA	5,575	65,750
Mediobanca SPA	23,319	406,209
Saipem**	13,578	171,501
SanPaolo IMI SPA	20,284	281,174
Societa Iniziative Autostradali e Servizi	4,524	62,934
Telecom Italia RNC	2,485,466	6,578,546
Telecom Italia SPA	51,725	166,198

		21,041,128

Japan — 17.5%
Acom Co., Ltd.	870	56,039
Aeon Credit Service Ltd.	4,115	262,401
Aiful Corp.	750	55,220
Aisin Seiki Co., Ltd.	5,100	113,730
Asahi Glass Co.	10,000	108,367
Asatsu-DK, Inc.	22,500	648,959
Bank of Fukuoka	10,000	61,279
Bank of Yokohama	48,000	276,004
Bridgestone Corporation	8,000	158,128
Canon, Inc.	144,763	7,870,453
Casio Computer, Co. Ltd.	8,300	116,332
Central Japan Railway Co.	45	362,836
Chiba Bank, Ltd.	9,000	61,371
Credit Saison	15,718	524,320
Dai Nippon Printing	486,000	7,702,911
Daihatsu Motor Co. Ltd.	6,000	44,397
Daiwa Securities	28,000	178,032
Denso Co.	15,898	361,851
East Japan Railway Co.	47	233,441
Exedy	2,700	44,635
Fuji Photo Film	123,525	3,847,351
Fuji Television Network	103	211,657
Gunma Bank Ltd.	12,000	71,766

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Japan — Continued
Hitachi Capital Corp.	7,500	$145,135
Hitachi Ltd.	20,865	125,359
Honda Motor Y50	18,406	905,714
Ibiden Co., Ltd.	3,400	88,039
Ito En Ltd.	2,000	95,282
Ito Yokado Corp.	3,932	133,700
Japan Tobacco Inc.	89	1,164,578
Joyo Bank, Ltd.	13,000	66,246
Kansai Electric Power Inc.	227,400	4,421,433
Kao Corp.	258,226	5,984,503
Koito Manufacturing Co.	25,987	280,416
Kyocera Corp.	54,100	4,152,718
Lawson, Inc.	33,400	1,218,798
Matsushita Electric Inds	79,423	1,187,100
Millea Holdings, Inc.	126	1,671,950
Mitsubishi Electric Corp.	556,000	3,033,100
Mitsubishi Estate Co.	233,000	2,516,366
Mitsubishi Tokyo Finance	178	1,484,427
Mitsui Marine/Fire	195,000	1,784,325
Mizuho Financial Group, Inc.	145	686,786
NEC Corp.	644,000	3,578,437
Nidec Co.	1,500	164,486
Nikko Securities	22,107	97,375
Nippon Telegraph & Telephone	397	1,624,290
Nissan Motor Co., Ltd.	35,379	347,857
Nissin Food Products	3,700	97,853
Nitto Denko Corp.	5,900	332,188
Nomura Securities	36,194	458,595
NTT Docomo, Inc.	2,428	3,646,922
Oriental Land Co.	44,000	2,611,132
Orix Corp.	500	72,199
Osaka Gas Co.	654,000	2,024,917
Ricoh Co. Ltd.	5,000	81,782
Rohm Co.	27,400	2,570,328
Sanyo Electric Co.	17,286	47,149
Secom Co., Ltd.	2,500	105,741
Seiyu*,**	61,031	101,793
Sharp Corp.	8,290	128,796
Shin-Etsu Chemical	8,000	296,351
Shiseido Let Ord.	37,643	453,367
SMC Co.	755	80,356
Sony Corp.	13,473	504,058
Sumitomo Heavy Industries, Ltd.	16,000	79,322
Sumitomo Mitsui Financial	98	636,657
Sumitomo Trust & Bank	27,615	164,387
Takeda Chemical Industries	6,000	289,163
Takefuji Corp.	2,720	168,935
TDK Corp.	1,400	102,175
Teppan Printing	12,000	122,521
Terumo Corp.	3,800	100,323
Tokyo Broadcast	26,300	443,746
Tokyo Gas Co. Ltd.**	1,037,000	4,070,789
Toyota Motor Corp.	43,792	1,557,659
Uni-Charm Corp.	4,717	192,123

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2005

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Japan — Continued
Yamaha Motor Co., Ltd.	8,500	$155,713
Yamanouchi Pharmaceutical	88,644	3,169,358

		85,196,298

Korea — 0.8%
Samsung Electronics	17,049	4,100,285

Luxemburg — 0.0%
Millicom International Cellular SA*	5,356	95,765
SBS Broadcasting*	3,210	141,914

		237,679

Malaysia — 0.0%
Kuala Lumpur Kepong Berhad	11,600	19,539

Mexico — 0.2%
America Movil SA de C.V. ADR	2,400	136,032
Consorcio ARA, S.A. de C.V.	11,915	38,771
Fomento Economico	41,415	226,319
Grupo Aeroportuario Del Sureste S.A. DE C.V	3,300	99,000
Grupo Financiero Banorte	77,546	516,712
Grupo Financiero Inbursa**	36,594	78,039
Urbi, Desarrollos Urbanos*	13,345	72,987

		1,167,860

Netherlands — 7.2%
ABN AMRO Holding N.V.	120,444	2,796,472
Aegon NV	27,951	357,517
Akzo Nobel NV	64,479	2,532,962
CSM	68,659	2,012,521
EFES Breweries International*	1,000	30,240
Euronext NV*	1,973	66,673
Fortis NL	93,383	2,538,344
Heineken	9,322	295,623
ING Groep**	120,174	3,325,756
Koninklijke (Royal) KPN NV	166,785	1,324,342
Philips Electronics	9,953	253,757
Royal Dutch Petroleum	92,559	5,389,684
Royal Numico NV*	2,586	103,179
TPG NV	13,631	348,200
Unilever NV — CVA	205,231	13,618,062
VNU-Verenigde Nederalndse Uitgeversbedrijven	4,205	114,352

		35,107,684

New Zealand — 0.7%
Auckland International Airport Ltd.	133,692	192,952
Telecom Corp. of New Zealand Ltd.**	715,940	3,004,085

		3,197,037

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Norway — 0.6%
Acta Holding ASA	35,000	$65,062
DNB Holding ASA**	11,407	110,440
Norsk Hydro**	12,114	983,322
Orkla ASA	5,600	190,848
Smedvig ASA	5,629	98,752
Statoil ASA**	65,329	1,143,566
Telenor ASA**	13,366	106,632
TGS Nopec Geophysical Company ASA*	1,800	49,633
Tomra Systems ASA**	23,200	99,910

		2,848,165

Philippines — 0.1%
Ayala Corp.*	7,460	51,796
Bank of Philippine Islands	48,200	43,283
Globel Telecom, Inc.	2,338	35,496
Philippine Long Distance Telephone	4,631	126,900

		257,475

Poland — 1.2%
Agora SA*	10,316	209,300
Bank Millennium S.A.	66,388	61,563
Bank Pekao	31,900	1,290,658
Bank Zachodni WBK SA	16,770	455,639
BK Przemyslowo-Handlowy	2,343	354,623
Budimex*	14,644	214,075
CCC SA*	11,973	50,741
Cersanit-Krasnystaw SA*	5,086	162,969
Grupa Kety SA	4,040	132,436
Inter Cars SA	4,873	44,613
Inter Groclin Auto SA*	1,872	55,230
Orbis	7,197	48,673
Polska Grupa Faraceutyczna*	3,985	63,551
Polski Koncern Naftowy Orlen SA	7,350	100,284
Powszechna Kasa Oszczednosci Bank Polski SA*	220,322	1,724,264
Sanockie Zaklady Przemyslu Gumowego Stomil SA*	1,238	41,314
Sniezka SA*	8,995	69,333
Telekomunikacja Polsk	82,728	460,536
ZM Duda SA*	69,090	218,323

		5,758,125

Portugal — 0.1%
Banco Commercial Portuguese**	112,453	290,720
Electricidade de Portugal	53,934	136,777
Jeronimo Martins	4,286	59,887
Portugal Telecom SA	7,482	76,450

		563,834

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2005

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Romania — 0.3%
Impact SA	553,438	$90,811
Impact SA-Right	442,750	6,162
Petrom	8,345,347	998,487
Romanian Development Bank*	340,300	500,219
Socep Constanta*	532,000	48,375

		1,644,054

Russian Federation — 1.2%
Gazprom*	21,293	722,471
Lukoil Holding, ADR	36,800	1,286,160
Moscow City Telephone ADR	5,580	78,120
Norilsk Nickel	14,000	818,300
North-West Telecom	2,414	77,248
NovaTek OAO	153	203,490
RBC Information Systems*	10,432	39,642
Rolast AG*	906,000	28,524
Sberbank RF	2,979	1,957,204
Sibirtelecom	2,586	110,474
Tyumen Oil Company*	47,303	210,498
Uralsvyazinform ADR	20,161	141,127
Volgatelecom	27,056	202,920
Wimm Bill Dann Foods ADR*	8,720	168,732

		6,044,910

Singapore — 0.4%
United Overseas Bank Ltd.	220,000	1,887,902

South Africa — 0.1%
Nedcor Ltd.	41,953	466,925

South Korea — 0.2%
Samsung Electronics	2,270	1,101,679

Spain — 1.9%
Actividades de Construccion y Servicios, SA	4,223	112,294
Cintra Concexiones de Infraestructureas de Transporte SA	16,755	182,752
Fadesa Inmobiliaria	11,080	275,534
Gas Natural SGD SA	1,992	55,863
Groupo Empresarial Ence	6,694	182,698
Grupo Ferrovial, SA	6,585	405,736
Grupo Prisa	10,070	197,483
Industria de Diseno Textil, SA	3,674	104,209
Tabacalera SA — Class A	11,521	472,584
Telefonica De Espana**	439,316	7,360,693

		9,349,846

Sweden — 2.4%
AB SKF*	245,398	2,524,162
AB SKF — B Shares*	50,601	169,412
Capio AB*	9,399	147,861

	Shares		Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Sweden — Continued
Elekta AB*	6,822		$257,752
Ericsson	37,594		118,282
Foreningssparbanken	23,800		547,215
Getinge AB	33,460		485,886
Hennes & Mauritz AB	4,000		141,449
Lindex AB	1,400		62,119
Modern Times Group*	8,850		272,498
Nobia AB	2,961		47,377
Nordic Baltic Hldg	430,930		3,940,037
Skandia Forsakrings	54,949		302,920
Skandinaviska Enskilda Banken	53,000		912,159
Skanska AB	80,903		1,014,374
Svenska Cell	3,000		102,053
Svenska Handelsbanken AB	20,771		449,643
Telia AB	10,000		49,346
TeliaSonera AB	10,000		955

			11,545,500

Switzerland — 8.9%
BKW FMB Energie AG*	85		50,393
Credit Suisse Group**	58,255		2,333,560
Holcim Ltd.**	109,339		6,648,638
Nestle	57,781		15,206,745
Novartis AG	177,241		8,654,734
Roche Holdings	21,138		2,665,535
SGS SA	77		54,070
Swatch Group AG	4,906		648,526
UBS AG	91,486		7,054,581
Unique Zurich Airport*	184		25,797

			43,342,579

Taiwan — 0.5%
Chungwa Telecom ADR	106,050		2,207,961

Thailand — 0.0%
Airports of Thailand Public Company Ltd.	12,800		14,105

Turkey — 1.0%
Akbank T.A.S.	172,635		928,283
Aksigorta A.S.	1,342		5,190
Alarko Gayrimenkul Yatirim Ortakligi A.S.*	3,602		74,953
Aygaz A.S.	16,227		33,468
Cimsa Cimento Sanayi ve Ticaret A.S.	26,092		110,510
Denizbank A.S.*	0	(a)	0	(a)
Dogan Sirketler Grubu Holdings A.S.*	271,986		629,078
Dogan Yayin Holding A.S.*	1		2
Dogus Otomotiv Servis ve Ticaret A.S.	12,109		30,683

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2005

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Turkey — Continued
Haci Omer Sabanci Holding A.S.	223,007	$768,763
Hurriyet Gazetecilik ve Matbaakilik A.S.	25,008	48,262
Is Finansal Kiralama A.S.*	8,491	34,399
Koc Holding A.S.	99,554	425,319
Koc Holding New*	29,377	121,180
Migros Turk T.A.S.	12,071	94,249
Turk Sise ve Cam Fabrikalari A.S.	5,318	12,848
Turkcell Iletisim Hizmetleri A.S.	10,705	55,984
Turkiye Garanti Bankasi A.S.*	213,777	810,954
Turkiye Is Bankasi	119,807	653,043
Yapi ve Kredi Bankasi A.S.*	16,662	63,207

		4,900,375

Ukraine — 0.0%
Centerenergo*	4,060	30,085
Ukrnafta ADR*	73	14,420

		44,505

United Kingdom — 23.5%
Allied Domecq	653,546	8,233,183
Anglo American PLC	6,205	147,991
Associated British Ports Holdings	29,360	260,322
BAA	147,299	1,666,854
Barclays	294,273	2,789,736
BG Group PLC	55,930	423,720
Billiton	371,804	4,487,872
BOC Group	312,541	5,715,620
BP Amoco	1,190,979	11,929,274
British American Tobacco	199,185	3,780,206
British Land Co.	5,556	87,920
British Sky Broadcasting Group	28,593	283,539
Bunzl	173,956	1,701,297
Burberry Group	29,348	218,469
Cadbury Schweppes	525,433	5,119,653
Compass Group PLC	40,343	159,143
Diageo	79,116	1,136,906
Forth Ports PLC	2,543	61,021
GlaxoSmithKline	357,409	8,836,142
Great Universal Stores	146,979	2,261,729
Hays PLC	1,186,976	2,680,999
Highland Gold Mining Ltd	22,501	78,535
Hilton Group	42,520	219,711
Imperial Tobacco	321,062	8,690,444
Intercontinental Hotels Group PLC	74,628	864,849
ITV PLC	529,604	1,102,339
National Grid Transco	598,752	5,850,376
Ocean Group PLC	8,496	131,046
Pearson	23,447	280,887

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
United Kingdom — Continued
Peninsular & Oriental Steam Navigation Co., PLC	67,851	$382,672
Peter Hambro Mining*	18,072	185,615
Prudential Corp.	42,057	373,475
Rank Group	12,459	60,698
Reckitt Benckiser	163,491	4,992,999
Reed International	589,636	5,627,320
Rolls Royce*	545,865	2,691,618
Rolls Royce B-SHARES	24,217,150	45,124
Scottish & Newcastle	15,871	137,259
Scottish & Southern Energy PLC	8,721	155,602
Shell Transportation & Trading Co.	95,120	825,664
Smith & Nephew	28,341	280,010
Tesco	130,597	743,081
UK Royal Bank of Scotland	183,479	5,389,967
UkrTelecom*	14,159	96,741
Vodafone Group	4,341,863	10,951,344
William Hill PLC	15,392	138,363
Wolseley	88,970	1,822,745
WPP Group	33,152	354,361

		114,454,441

United States — 0.1%
Autoliv	4,188	194,554
News Corporation, Inc.	13,478	227,315

		421,869

Venezuela — 0.0%
Cia Anonima ADR	8,879	169,411

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS
(Cost $401,561,980)		469,996,429

CLOSED END INVESTMENT COMPANIES — 0.1%
Macquarie Airports	154,524	427,353
Macquarie Infrastructure Group	67,124	197,304
SIF 1 Banat-Crisana	50,000	20,853
SIF 2 Moldmova	54,000	18,644
SIF 3 Transilvania Brasov	41,000	17,520
SIF 4 Mutenia Bucuresti	75,000	21,023
SIF 5 Oltenia	47,500	19,972

TOTAL CLOSED END INVESTMENT COMPANIES
(Cost $636,238)		722,669

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

FOREIGN BONDS — 0.0%
Venezuela — 0.0%
Republic of Venezuela, 9.25%, 15/09/27	$240	$241,920

TOTAL FOREIGN BONDS
(Cost $203,172)		241,920

REPURCHASE AGREEMENTS — 1.6%
Morgan Stanley Securities, Inc.
Agreement Dated 05/31/05 to be repurchased at $8,034,647 collateralized by $2,405,000 (Value $3,432,611) U.S. Treasury Note, 8.75%, due 05/15/17 and $4,765,000 (Value $4,777,898) U.S. Treasury Note, 7.50%, due 07/31/05) 2.90%, 06/01/05	3,352	3,352,000
Morgan Stanley Securities, Inc.
Agreement Dated 05/31/05 to be repurchased at $8,034,647 collateralized by $2,405,000 (Value $3,432,611) U.S. Treasury Note, 8.75%, due 05/15/17 and $4,765,000 (Value $4,777,898) U.S. Treasury Note, 7.50%, due 07/31/05) 2.90%, 06/01/05	4,682	4,682,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,034,000)		8,034,000

Par (000)		Value
SECURITIES LENDING — 19.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$95,622	$95,621,614

TOTAL SECURITIES LENDING
(Cost $95,621,614)		95,621,614

TOTAL INVESTMENT IN SECURITIES — 117.6%
(Cost $506,057,004***)		574,616,632
OTHER LIABILITIES IN EXCESS OF ASSETS — (17.6)%		(86,055,622)

NET ASSETS — 100%		$488,561,010

NET ASSET VALUE PER SHARE
Institutional Shares
($485,898,826 ÷ 34,540,489 shares outstanding)		$14.07

Class A Shares
($2,007,090 ÷ 143,581 shares outstanding)		$13.98

Class C Shares
($655,071 ÷ 47,241 shares outstanding)		$13.87

(a)	Amount rounds to less than 0.5
*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $508,139,380. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$69,713,261
Excess of tax cost over value	$(3,879,575)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets

May 31, 2005

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 99.3%
Apartments — 15.0%
Apartment Investment & Management Co.	49,440	$1,834,224
Archstone-Smith Trust	140,327	5,166,840
Avalonbay Communities, Inc.*	61,114	4,575,605
Camden Property Trust	48,200	2,487,602
Equity Residential Property*	125,870	4,518,733
Essex Property Trust, Inc.*	47,870	3,829,600
Home Properties of New York, Inc.*	84,290	3,472,748
United Dominion Realty Trust, Inc.*	147,910	3,409,326

		29,294,678

Diversified — 6.5%
Duke-Weeks Realty Corp.*	85,868	2,650,745
Eastgroup Properties, Inc.	77,760	3,166,387
Vornado Realty Trust*	87,960	6,922,452

		12,739,584

Health Care — 4.4%
Health Care Property Investors, Inc.	92,470	2,514,259
Healthcare Realty Trust, Inc.	44,240	1,729,342
Nationwide Health Properties, Inc.	59,990	1,347,975
Ventas, Inc.*	107,160	3,058,347

		8,649,923

Hotel — 9.2%
Hilton Hotels Corp.	182,560	4,423,429
Hospitality Properties Trust*	47,140	2,070,389
Host Marriott Corp.*	215,100	3,602,925
LaSalle Hotel Properties	18,580	574,122
Starwood Hotels & Resorts Worldwide	130,620	7,310,801

		17,981,666

Mortgage — 2.6%
MGIC Investment Corp.	51,040	3,130,793
Newcastle Investment Corp.	61,670	1,895,736

		5,026,529

Office Properties — 14.5%
Alexandria Real Estate Equities, Inc.	59,470	4,121,271
American Financial Realty Trust Group*	67,200	1,031,520
Boston Properties, Inc.*	75,020	5,010,586
CarrAmerica Realty Corp.	92,720	3,205,330
Corporate Office Properties Trust	150,310	4,198,158
Equity Office Properties Trust*	57,730	1,875,648
Maguire Properties, Inc.	84,570	2,211,506

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — Continued
Office Properties — Continued
Prentiss Properties Trust	56,010	$1,932,345
SL Green Realty Corp.	78,040	4,834,578

		28,420,942

Other — 8.5%
Capital Automotive Real Estate Investment Trust*	116,560	4,170,517
Istar Financial, Inc.	128,910	5,401,328
Lexington Corporate Properties Trust*	92,730	2,135,572
Realty Income*	102,040	2,512,225
St. Joe Co.*	31,270	2,466,265

		16,685,907

Retail — 28.1%
Developers Diversified Realty Corp.*	151,670	6,916,152
Equity One, Inc.	86,850	1,857,722
Federal Realty Investment Trust	39,320	2,170,464
General Growth Properties*	205,020	7,981,428
Glimcher Realty Trust	67,310	1,733,233
Kimco Realty Corp.*	109,100	6,301,616
Macerich Co.	106,180	6,692,525
Mills Corp.*	45,580	2,619,938
Regency Centers Corp.	102,110	5,702,844
Simon Property Group, Inc.	133,960	9,205,730
Weingarten Realty Investors*	97,530	3,707,115

		54,888,767

Storage — 4.4%
Public Storage, Inc.*	94,380	5,675,070
Sovran Self Storage, Inc.	66,070	2,946,061

		8,621,131

Warehouse/Industrial — 6.1%
AMB Property Corp.*	60,660	2,445,205
Centerpoint Properties Corp.*	19,140	800,052
First Industrial Realty Trust*	73,900	2,867,320
Prologis Trust*	140,950	5,756,398

		11,868,975

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $132,925,549)		194,178,102

INVESTMENT COMPANIES — 0.7%
Blackrock Provident Institutional Funds — Temp Fund	657,646	657,646
Goldman Sachs Financial Square Prime Obligations	692,365	692,365

TOTAL INVESTMENT COMPANIES
(Cost $1,350,011)		1,350,011

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

SECURITIES LENDING — 37.1%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$72,545	$72,545,220

TOTAL SECURITIES LENDING
(Cost $72,545,220)		72,545,220

TOTAL INVESTMENT IN SECURITIES — 137.1%
(Cost $206,820,780**)		268,073,333
OTHER LIABILITIES IN EXCESS OF ASSETS — (37.1)%		(72,546,295)

NET ASSETS — 100%		$195,527,038

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($192,655,166 ÷ 11,919,635 shares outstanding)	$16.16

Class A Shares
($2,011,478 ÷ 125,135 shares outstanding)	$16.07

Class C Shares
($860,394 ÷ 53,687 shares outstanding)	$16.03

*	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
**	Aggregate cost for Federal income tax purposes is $206,820,780. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$61,437,414
Excess of tax cost over value	$(184,860)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

AGENCY OBLIGATIONS — 34.5%
Fannie Mae — 8.4%
Notes
5.50%, 05/02/06	$520	$528,385
2.625%, 01/19/07	200	196,463
3.375%, 12/15/08	350	343,654

		1,068,502

Federal Home Loan Bank — 11.6%
Notes
2.125%, 05/15/06	500	493,021
1.875%, 06/15/06	550	540,147
2.875%, 09/15/06	250	247,535
4.125%, 11/15/06	200	201,127

		1,481,830

Freddie Mac — 14.5%
Notes
1.50%, 08/15/05	400	398,490
5.50%, 07/15/06	550	561,019
4.875%, 03/15/07	200	203,918
3.50%, 09/15/07	400	398,034
2.75%, 03/15/08	300	292,208

		1,853,669

TOTAL AGENCY OBLIGATIONS
(Cost $4,443,717)		4,404,001

DOMESTIC CORPORATE BONDS — 30.4%
Banking & Financial Services — 17.1%
American Express Co., 5.50%, 09/12/06	250	254,589
CIT Group, Inc., 3.65%, 11/23/07	200	197,332
Countrywide Home Credit, 5.50%, 08/01/06	225	228,723
General Electric Capital Corp., 5.00%, 06/15/07	255	259,911
Genworth Financial, Inc.*, 3.16%, 06/15/07	250	250,590
Merrill Lynch, 3.375%, 09/14/07	250	247,849
Morgan Stanley Dean Witter 6.10%, 04/15/06	100	101,925
3.28%, 01/18/08*	275	275,077
Wells Fargo Co.
6.875%, 04/01/06	250	255,970
3.00%, 03/10/08*	120	120,044

		2,192,010

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Computer Systems & Equipment — 2.2%
IBM, 4.875%, 10/01/06	$275	$278,706

Food & Beverage — 1.9%
Pepsico, Inc., 3.20%, 05/15/07	250	246,739

Machinery & Equipment — 3.2%
Caterpillar Financial Services Corp., 2.625%, 01/30/07	275	269,176
John Deere Capital Corp., 3.875%, 03/07/07	140	139,690

		408,866

Multimedia — 2.0%
Gannett Co., 5.50%, 04/01/07	250	256,494

Retail — 2.0%
Target Corp., 5.50%, 04/01/07	250	256,405

Utilities — 2.0%
National Rural Utilities, 6.00%, 05/15/06	250	255,236

TOTAL DOMESTIC CORPORATE BONDS
(Cost $3,955,854)		3,894,456

U.S. TREASURY OBLIGATIONS — 28.2%
U.S. Treasury Notes — 28.2%
Notes
5.625%, 02/15/06	250	254,346
2.375%, 08/15/06	450	444,287
2.625%, 11/15/06	400	395,000
2.25%, 02/15/07	450	440,508
3.125%, 05/15/07	550	545,445
3.25%, 08/15/07	500	496,524
3.00%, 02/15/08	375	369,097
3.125%, 09/15/08	350	344,244
3.00%, 02/15/09	325	317,231

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,602,688)		3,606,682

FOREIGN BONDS — 5.1%
Sovereign Agency — 5.1%
Province of Ontario, 3.35%, 07/16/07	300	296,948
Republic of Italy, 3.75%, 12/14/07	350	349,269

TOTAL FOREIGN BONDS
(Cost $649,386)		646,217

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Statement of Net Assets — Concluded

May 31, 2005

	Shares	Value

INVESTMENT COMPANY — 2.2%
Fifth Third Government Money Market Institutional Fund	286,899	$286,899

TOTAL INVESTMENT COMPANY
(Cost $286,899)		286,899

TOTAL INVESTMENT IN SECURITIES — 100.4%
(Cost $12,938,544**)		12,838,255
OTHER LIABILITIES IN EXCESS OF ASSETS — (0.4)%		(45,626)

NET ASSETS — 100%		$12,792,629

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($12,695,936 ÷ 1,292,341 shares outstanding)	$9.82

Class A Shares
($85,082 ÷ 8,661 shares outstanding)	$9.82

Class C Shares
($11,612 ÷ 1,182 shares outstanding)	$9.82

*	The rates shown are as of May 31, 2005.
**	Aggregate cost for Federal income tax purposes is $12,961,150. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$13,370
Excess of tax cost over value	$(136,266)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

AGENCY OBLIGATIONS — 31.5%
Federal Farm Credit Bank — 1.9%
Notes
2.25%, 09/01/06	$1,500	$1,473,750
2.625%, 09/17/07	1,750	1,706,250

		3,180,000

Federal Home Loan Bank — 6.6%
Notes
2.75%, 03/14/08*	6,300	6,118,875
3.625%, 11/14/08*	5,000	4,956,250

		11,075,125

Freddie Mac — 7.1%
Mortgage Backed Securities
6.00%, 04/01/14	1,359	1,409,884
5.50%, 10/01/16	777	798,668
Notes
5.125%, 10/15/08	3,825	3,974,596
5.75%, 03/15/09*	5,500	5,857,500

		12,040,648

Fannie Mae — 14.0%
Mortgage Backed Securities
5.50%, 10/01/17	1,293	1,329,434
6.00%, 04/01/14 - 01/01/17	1,684	1,746,535
6.50%, 04/01/14 - 04/01/14	1,756	1,833,559
Notes
5.50%, 05/02/06*	3,300	3,353,625
3.25%, 11/15/07*	4,000	3,945,000
4.20%, 03/24/08*	2,500	2,506,250
4.00%, 09/02/08*	3,500	3,491,250
6.625%, 09/15/09*	5,000	5,513,984

		23,719,637

Government National Mortgage Association — 1.9%
Mortgage Backed Securities
4.50%, 11/15/17	229	230,379
5.50%, 09/15/16 - 10/15/16	731	757,242
6.00%, 06/15/13 - 04/15/17	1,802	1,876,676
6.50%, 06/15/14 - 11/15/15	370	389,112

		3,253,409

TOTAL AGENCY OBLIGATIONS
(Cost $53,090,693)		53,268,819

ASSET BACKED SECURITIES — 0.2%
Carat 2003-2 A3A, 1.44%, 02/15/07	424	420,671

TOTAL ASSET BACKED SECURITIES
(Cost $423,628)		420,671

	Par (000)	Value

DOMESTIC CORPORATE BONDS — 44.7%
Banking & Financial Services — 21.7%
American Express Credit, 3.00%, 05/16/08	$3,500	$3,395,000
Bear Stearns Co., Inc., 3.00%, 03/30/06	3,000	2,981,250
CIT Group Inc., 3.65%, 11/23/07	1,650	1,627,991
Citigroup, Inc., 3.625%, 02/09/09	1,350	1,326,375
Countrywide Home Credit, 5.50%, 08/01/06	2,000	2,032,500
General Electric Capital Corp., 2.75%, 09/25/06	2,000	1,972,500
Genworth Financial, Inc., 3.16%, 06/15/07	3,000	3,007,500
Household Finance Corp., 5.75%, 01/30/07	2,000	2,055,000
J.P. Morgan Chase & Co.**, 3.31%, 10/02/09	2,550	2,556,375
Lehman Brothers Holdings, 6.25%, 05/15/06	2,500	2,553,125
MBNA Corp., 6.25%, 01/17/07	2,000	2,060,000
Merrill Lynch, 4.125%, 01/15/09	2,500	2,490,625
Morgan Stanley Dean Witter**, 3.28%, 01/18/08	2,000	2,000,000
U.S. Central Credit Union, 2.75%, 05/30/08	2,000	1,945,000
Washington Mutual, Inc., 2.40%, 11/03/05	1,700	1,691,500
Wells Fargo Co.**,
3.00%, 03/10/08	1,100	1,100,000
3.11%, 09/15/09	1,800	1,802,963

		36,597,704

Computers — 4.2%
Hewlett Packard Co.*, 7.15%, 06/15/05	3,350	3,355,148
IBM*, 4.375%, 06/01/09	2,600	2,626,000
Unisys Corp., 8.125%, 06/01/06	1,000	1,030,000

		7,011,148

Entertainment — 0.9%
Time Warner, 6.125%, 04/15/06	1,500	1,528,125

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

May 31, 2005

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Food & Beverage — 1.8%
Kellogg Co., 6.00%, 04/01/06	$1,000	$1,017,815
Pepsico, Inc.*, 3.20%, 05/15/07	2,000	1,975,000

		2,992,815

Health Care — 0.6%
United Health Group, Inc., 3.375%, 08/15/07	1,000	985,000

Hotels & Lodging — 0.6%
Park Place Entertainment, 7.875%, 12/15/05	1,000	1,020,000

Machinery & Equipment — 4.1%
Caterpiller Financial Services Corp., 4.875%, 06/15/07	2,500	2,537,187
John Deere, 4.125%, 07/15/05	2,100	2,101,937
John Deere Capital Corp.,
3.875%, 03/07/07	1,300	1,296,750
3.375%, 10/01/07	1,000	983,750

		6,919,624

Manufacturing — 1.3%
3M Employee Stock Ownership***, 5.62%, 07/15/09	716	736,906
Masco Corp., 6.75%, 03/15/06	1,500	1,531,875

		2,268,781

Multimedia — 1.2%
Gannett Co., 5.50%, 04/01/07	2,000	2,052,500

Oil & Exploration — 0.9%
Conoco Funding, 5.45%, 10/15/06	1,500	1,528,125

Pharmaceuticals — 1.2%
Bristol-Myer Squibb, 4.00%, 08/15/08	2,000	1,992,500

Retail — 3.4%
Home Depot, Inc., 3.75%, 09/15/09	1,000	985,000
J.C. Penny & Co., Inc., 7.60%, 04/01/07	1,000	1,050,000
May Department Stores*, 3.95%, 07/15/07	500	496,250
Safeway, Inc., 2.50%, 11/01/05	1,500	1,490,625
Target Corp., 3.375%, 03/01/08	1,750	1,719,375

		5,741,250

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Special Purpose Entity — 0.3%
Brascan Sels Cports**,***, 7.05%, 10/31/09	$ 550	$550,000

Telecommunication — 0.5%
New York Telephone Co., 6.00%, 04/15/08	800	829,000

Utilities — Electrical & Electronic — 2.0%
Public Service Co. of Colorado, 4.375%, 10/01/08	1,600	1,602,000
Virginia Electric Power Co., 5.75%, 03/31/06	1,700	1,725,500

		3,327,500

TOTAL DOMESTIC CORPORATE BONDS
(Cost $75,887,375)		75,344,072

FOREIGN BONDS — 4.7%
Corporate Bonds — 1.1%
Cosan SA Industrial***, 9.00%, 11/01/09	875	899,063
Gazprom OAO, 9.125%, 04/25/07	850	915,450

		1,814,513

Sovereign Agency — 3.6%
Japan Bank for International Cooperation, 7.125%, 06/20/05	2,500	2,505,004
Province of Ontario, 3.35%, 07/16/07	1,700	1,683,000
Republic of Italy, 3.75%, 12/14/07	2,000	1,995,822

		6,183,826

TOTAL FOREIGN BONDS
(Cost $7,989,334)		7,998,339

U.S. TREASURY OBLIGATIONS — 17.9%
U.S. Treasury Notes — 17.9%
Notes
1.625%, 02/28/06*	1,500	1,481,250
3.00%, 02/15/08* - 02/15/09*	12,000	11,759,043
3.25%, 08/15/07*	3,000	2,979,141
3.50%, 08/15/09* - 02/15/10	14,150	14,021,917

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $30,189,796)		30,241,351

	Shares
INVESTMENT COMPANY — 1.6%
Fifth Third Government Money Market Institutional Fund	2,722,101	2,722,101

TOTAL INVESTMENT COMPANY
(Cost $2,722,101)		2,722,101

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 37.8%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$63,760	$63,760,014

TOTAL SECURITIES LENDING COLLATERAL
(Cost $63,760,014)		63,760,014

TOTAL INVESTMENT IN SECURITIES — 138.4%
(Cost $234,062,942****)		233,755,367
OTHER LIABILITIES IN EXCESS OF ASSETS — (38.4)%		(64,869,027)

NET ASSETS — 100%		$168,886,340

Value
NET ASSET VALUE PER SHARE
Institutional Shares
(165,102,081 ÷ 16,082,231 shares outstanding)	$10.27

Class A Shares
(2,680,921 ÷ 261,213 shares outstanding)	$10.26

Class C Shares
(1,103,338 ÷ 107,574 shares outstanding)	$10.26

*	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
**	The coupon rates shown on floating rates notes are the rates at May 31, 2005.
***	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
****	Aggregate cost for Federal income tax purposes is $234,066,399. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$772,568
Excess of Tax cost over value	$(1,083,600)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

AGENCY OBLIGATIONS — 54.1%
Federal Home Loan Bank — 7.4%
Notes
4.125%, 11/15/06**	$5,000	$5,031,250
4.875%, 02/15/07	5,025	5,112,938

		10,144,188

Freddie Mac — 26.7%
Mortgage Backed Securities
4.50%, 11/01/18	3,368	3,360,282
5.00%, 11/01/18 - 10/01/34	9,087	9,166,416
5.50%, 10/01/18 - 04/01/33	4,857	4,970,101
6.00%, 12/01/33 - 10/01/34	5,455	5,606,958
7.00%, 11/01/27 - 04/01/32	959	1,012,906
7.50%, 07/01/26 - 09/01/30	16	17,412
8.00%, 10/01/29 - 05/01/31	37	38,997
Notes
4.00%, 06/12/13	2,000	1,942,500
4.875%, 11/15/13	2,250	2,351,250
5.30%, 05/12/20	1,000	1,011,117
5.875%, 03/21/11	2,750	2,970,000
6.875%, 09/15/10**	3,750	4,251,562

		36,699,501

Fannie Mae — 18.5%
Mortgage Backed Securities
5.00%, 10/01/19	2,284	2,312,614
5.50%, 10/01/18 - 01/01/34	10,340	10,556,094
6.00%, 01/01/09 - 06/01/17	787	816,797
6.50%, 03/01/17 - 10/01/32	3,552	3,699,367
7.00%, 04/01/11 - 07/01/31	643	680,737
7.50%, 10/01/07 - 08/01/31	359	384,197
8.00%, 09/01/26 - 10/01/27	111	120,453
Notes
4.20%, 03/24/08**	2,500	2,506,250
4.625%, 05/01/13	2,750	2,763,750
5.25%, 01/15/09	1,600	1,670,288

		25,510,547

Government National Mortgage Association — 1.5%
Mortgage Backed Securities
6.50%, 02/15/26 - 04/15/32	698	733,662
7.00%, 02/15/12 - 04/15/28	786	832,660
7.50%, 10/15/29 - 01/15/32	170	183,119
8.00%, 05/15/17 - 09/15/27	116	125,434
8.50%, 08/15/27	18	19,408
9.00%, 05/15/16 - 09/15/21	190	208,376
10.00%, 05/15/19	9	10,537

		2,113,196

TOTAL AGENCY OBLIGATIONS
(Cost $74,224,059)		74,467,432

	Par (000)	Value

ASSET BACKED SECURITIES — 0.3%
Carat 2003-2 A3A, 1.44%, 02/15/07	$387	$384,614

TOTAL ASSET BACKED SECURITIES
(Cost $387,286)		384,614

DOMESTIC CORPORATE BONDS — 26.5%
Banking & Financial Services — 13.0%
American Express Credit Corp. 7.45%, 08/10/05	1,000	1,007,550
Bear Sterns, 7.625%, 12/07/09	1,600	1,808,000
Citigroup, Inc., 4.125%, 06/30/05	1,650	1,651,014
Countrywide Home Loan*, 3.46%, 08/25/06	1,200	1,201,500
General Electric Capital Corp., 6.75%, 03/15/32	1,300	1,597,375
Goldman Sachs Group, Inc., 6.125%, 02/15/33	650	705,250
Household Finance Corp., 5.75%, 01/30/07	500	513,750
J.P. Morgan Chase & Co.*,**, 3.31%, 10/02/09	1,325	1,328,313
MBNA Corp.
5.00%, 05/04/10	850	858,004
6.25%, 01/17/07	1,250	1,287,500
Merrill Lynch*, 3.60%, 01/15/15	2,000	2,017,499
Morgan Stanley Dean Witter*, 3.28%, 01/18/08	2,000	2,000,000
Wells Fargo Co.
3.00%, 03/10/08*	835	835,000
3.11%, 09/15/09*	1,175	1,176,934

		17,987,689

Building — Residential & Commercial — 0.5%
D.R. Horton, Inc., 8.00%, 02/01/09	650	710,125

Chemicals — 0.7%
E.I. DU Pont de Nemours, 4.125%, 04/30/10	900	900,000

Computers — 2.6%
IBM
7.00%, 10/30/25	1,750	2,129,383
4.375%, 06/01/09**	700	707,000
Unisys Corp., 8.125%, 06/01/06	665	684,950

		3,521,333

Consumer Goods — 1.1%
Proctor & Gamble Co., 5.80%, 08/15/34	1,350	1,493,438

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Continued

May 31, 2005

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Entertainment — 0.5%
Time Warner, 6.125%, 04/15/06	$650	$662,188

Hotels & Lodging — 1.1%
Park Place Entertainment, 7.875%, 12/15/05	755	770,100
Starwood Hotels, 7.375%, 05/01/07	665	696,588

		1,466,688

Insurance — 0.5%
Allstate Corp., 5.00%, 08/15/14	500	513,750
GE Global Insurance, 7.00%, 02/15/26	215	229,513

		743,263

Machinery & Equipment — 2.1%
Caterpillar, 7.30%, 05/01/31	1,000	1,306,250
John Deere, 4.125%, 07/15/05	1,600	1,601,474

		2,907,724

Office Machines — 1.0%
Pitney Bowes, Inc., 4.875%, 08/15/14	1,350	1,383,750

Oil & Exploration — 0.5%
Tesoro Petroleum Corp., 8.00%, 04/15/08	675	708,750

Retail — 0.5%
J.C. Penny & Co., Inc., 7.60%, 04/01/07	700	735,000

Special Purpose Entity — 0.3%
Brascan Sels Cports*,***, 7.05%, 10/31/09	450	450,000

Technology — 0.5%
United Technologies Corp., 4.375%, 05/01/10	735	739,594

Telecommunications — 1.1%
Verizon New Jersey, Inc., 5.875%, 01/17/12	1,400	1,478,750

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Utilities — Electrical & Electronic — 0.5%
Public Service Co. of Colorado, 4.375%, 10/01/08	$ 650	$650,813

TOTAL DOMESTIC CORPORATE BONDS
(Cost $35,849,405)		36,539,105

FOREIGN BONDS — 4.3%
Corporate Bonds — 2.6%
Cia Brasileira de Bebida,, 8.75%, 09/15/13	700	810,250
Cosan SA Industrial***, 9.00%, 11/01/09	625	642,188
Gazprom OAO, 9.125%, 04/25/07	650	700,050
Hutchison Whampoa Intl.***, 5.45%, 11/24/10	900	929,250
Innova S DE R.L, 9.375%, 09/19/13	500	557,500

		3,639,238

Sovereign Agency — 1.7%
Brazil de Republic**, 9.25%, 10/22/10	725	806,563
Republic of Italy, 3.75%, 12/14/07	1,500	1,496,866

		2,303,429

TOTAL FOREIGN BONDS
(Cost $5,643,177)		5,942,667

U.S. TREASURY OBLIGATIONS — 13.8%
U.S. Treasury Notes — 13.8%
1.625%, 02/28/06**	4,550	4,493,125
4.25%, 08/15/14**	3,250	3,310,938
4.00%, 02/15/15**	5,250	5,236,875
6.75%, 08/15/26**	4,500	5,943,870

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,160,505)		18,984,808

	Shares
INVESTMENT COMPANY — 0.5%
Fifth Third Government Money Market Institutional Fund	664,486	664,486

TOTAL INVESTMENT COMPANY
(Cost $664,486)		664,486

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 20.1%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$27,679	$27,678,686

TOTAL SECURITIES LENDING COLLATERAL
(Cost $27,678,686)		27,678,686

TOTAL INVESTMENT IN SECURITIES — 119.6%
(Cost $162,607,604****)		164,661,798
OTHER LIABILITIES IN EXCESS OF ASSETS — (19.6)%		(27,010,353)

NET ASSETS — 100%		$137,651,445

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($136,288,360 ÷ 13,734,524 shares outstanding)	$9.92

Class A Shares
($768,305 ÷ 77,417 shares outstanding)	$9.92

Class C Shares
($594,780 ÷ 59,978 shares outstanding)	$9.92

*	The rates shown are as of May 31, 2005
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
****	Aggregate cost for Federal income tax purposes is $162,616,275. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$2,503,104
Excess of tax cost over value	$(457,581)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — 96.5%
District of Columbia — 2.7%
Washington D.C., Metropolitan Transit Authority, Gross Revenue INS: MBIA, 5.00%, 07/01/10	$300	$324,969
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC, 6.00%, 07/01/09	600	667,368
Washington DC Metro Area, Transit Authority, RB, Refunding, INS: MBIA, 5.00%, 01/01/12	500	549,570

		1,541,907

Maryland — 88.6%
Annapolis, GO, CPI,
5.00%, 11/01/16	440	467,971
Anne Arundel County, GO
5.00%, 03/01/16	750	822,503
5.25%, 03/01/18	1,000	1,108,700
Baltimore City, GO, CPI, INS: FGIC, Prerefunded 4/15/08 @ 101, 5.00%, 10/15/16	420	447,947
Baltimore City, GO, INS: MBIA,
7.00%, 10/15/10	450	535,887
Baltimore City, RB, Waste Water Project, INS: FGIC
5.90%, 07/01/13	1,000	1,175,260
5.00%, 07/01/22	1,000	1,121,530
Baltimore County, COP, Equipment Acquisition Program, 5.00%, 08/01/07	250	261,018
Baltimore County, GO,
5.00%, 08/01/11	750	827,565
5.125%, 08/01/12	500	539,655
Baltimore, GO, INS: FSA, 35 Day Auction Rate Security, 3.10%, 10/15/20	1,000	1,000,000
Cecil County, GO, CPI,
5.00%, 08/01/09	655	701,092
Charles County, GO,
5.00%, 03/01/12	1,000	1,102,630
Frederick City, GO,
5.00%, 12/01/08	400	427,176
Frederick County, GO
5.00%, 12/01/08	500	533,455
5.25%, 07/01/12	250	273,545
Gaithersburg, Hospital Facilities, Shady Grove Hospital RB, INS: FSA, 5.50%, 09/01/15	1,515	1,554,222
Harford County, GO, CPI, UT,
5.50%, 12/01/07	920	980,361
Harford County, GO, CPI, UT, Prerefunded 12/1/07 @ 102, 5.00%, 12/01/14	125	133,286

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Howard County, GO, CPI,
5.00%, 08/15/09	$1,000	$1,081,610
Maryland Environmental Services — Cecil County, RB, Landfill Project
5.125%, 09/01/10	180	193,536
5.30%, 09/01/12	250	269,965
Maryland National Capital Park & Planning Commission — Prince George’s County, GO, Unrefunded Balance, 5.375%, 01/15/14	450	472,257
Maryland State & Local Facilities, GO, GPI,
5.50%, 03/01/08	2,500	2,676,999
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA
5.125%, 06/01/17	325	348,384
5.15%, 06/01/22	390	409,383
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Multi-family, 5.05%, 05/15/18	120	123,457
Maryland State Department of Transportation, RB, 5.00%, 12/15/11	1,000	1,099,780
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters, 5.00%, 06/01/15	450	491,567
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC, 5.375%, 07/01/14	500	550,915
Maryland State Health & Higher Education Facilities Authority, RB, Goucher College, 5.375%, 07/01/25	500	543,945
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA, 5.30%, 10/01/18	460	534,226
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University, 5.125%, 07/01/11	600	647,226

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, John Hopkins University, RB, Refunding
5.00%, 07/01/11	$500	$549,340
5.25%, 07/01/16	750	811,770
5.25%, 07/01/17	500	540,410
5.625%, 07/01/17	500	534,270
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Prerefunded 07/01/09 @ 101, 6.00%, 07/01/39	500	561,380
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care
5.50%, 07/01/13	800	888,400
5.375%, 07/01/32	500	537,850
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health Inc., INS: AMBAC, ETM
5.125%, 07/01/11	600	664,368
5.125%, 07/01/12	555	618,453
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital, 5.125%, 07/01/20	500	533,395
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins Hospital, 5.00%, 05/15/09	400	426,512
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB, 5.50%, 07/01/16	750	837,330
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics, 5.25%, 12/15/14	500	550,700
Maryland State Industrial Development, RB, National Aquarium Baltimore, 5.50%, 11/01/17	750	837,300
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC
5.75%, 12/15/08	335	342,343
5.80%, 12/15/09	535	546,743
Maryland State Stadium Authority, Sports Facility, RB, INS: AMBAC, 5.75%, 03/01/18	1,000	1,030,430

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project, 5.25%, 10/01/12	$250	$255,893
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group, 5.50%, 12/01/16	930	1,048,147
Montgomery County, RB, Housing Opportunity Community Housing, Multi-Family, Avalon Knoll, FNMA COLL, 5.70%, 07/01/10	150	155,922
New Baltimore School Board, RB,
5.125%, 11/01/14	455	493,015
Ocean City, GO, INS: FGIC,
5.00%, 03/01/09	450	482,126
Prince George’s County, GO, INS: MBIA,
5.25%, 03/15/15	400	420,504
Prince George’s County, RB, IDA, Hyattsville District Court Facility, 6.00%, 07/01/09	675	683,701
Prince Georges County Housing Authority
5.00%, 06/30/17	500	545,000
5.00%, 06/30/19	710	772,871
Queen Anne’s County, GO, INS: FGIC,
5.00%, 11/15/10	400	437,624
Saint Mary’s College, Academic Fees, RB, INS: AMBAC, 5.55%, 09/01/30	500	558,660
Saint Mary’s County, GO, Prerefunded 10/1/09 @ 101, 5.50%, 10/01/14	1,000	1,106,920
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital, 5.00%, 10/01/09	880	948,306
St. Mary’s College, Revenue,
5.00%, 09/01/22	995	1,084,013
Talbot County, GO,
5.00%, 03/15/12	480	528,288
University of Maryland System, RB, Auxiliary Facilities & Tuition
5.00%, 04/01/08	500	528,010
5.125%, 04/01/13	400	420,024
5.00%, 04/01/15	500	527,595
Washington County, GO, INS: FGIC
5.00%, 01/01/16	675	715,419
5.50%, 01/01/20	300	333,513
Washington Suburban Sanitary Distribution
5.00%, 06/01/19	1,250	1,375,949
5.00%, 06/01/20	1,000	1,095,530

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Washington Suburban Sanitary District, GO, General Construction, 5.25%, 06/01/24	$ 440	$484,101
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 06/01/07 @ 102, 5.00%, 06/01/09	500	530,150
Wicomico County, GO, INS: FGIC,
5.00%, 02/01/15	755	797,703
Worcester County, GO,
5.20%, 08/01/08	515	534,050

		51,131,081

Puerto Rico — 5.2%
Children’s Trust Fund, RB, Puerto Rico Tobacco, Prerefunded 07/01/10 @ 100, 6.00%, 07/01/26	750	849,555
Puerto Rico Electric Power Authority, Series AA, RB, INS: MBIA
5.40%, 07/01/13	895	954,303
5.40%, 07/01/13	105	111,495
5.00%, 07/01/19	1,000	1,102,310

		3,017,663

TOTAL MUNICIPAL BONDS
(Cost $53,375,016)		55,690,651

	Shares	Value
INVESTMENT COMPANIES — 2.8%
Black Rock Provident Institutional Funds — MuniFund	792,095	$792,095
Goldman Sachs Financial Square Tax-Free Money Market Fund	829,431	829,431

TOTAL INVESTMENT COMPANIES
(Cost $1,621,526)		1,621,526

TOTAL INVESTMENT IN SECURITIES — 99.3%
(Cost $54,996,542*)		57,312,177
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		420,707

NET ASSETS — 100%		$57,732,884

NET ASSET VALUE PER SHARE
Institutional Shares
($56,663,536 ÷ 5,133,160 shares outstanding)		$11.04

Class A Shares
($851,656 ÷ 77,157 shares outstanding)		$11.04

Class C Shares
($217,693 ÷ 19,714 shares outstanding)		$11.04

*	Aggregate cost for Federal income tax purposes is $54,996,542. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$2,462,018
Excess of tax cost over value	$(375,019)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — 99.1%
Alabama — 1.3%
Alabama State Department of Docks Facility, RB, INS: MBIA,
6.00%, 10/01/06	$1,410	$1,467,218

Arizona — 1.0%
University of Arizona, RB, INS: FSA,
5.25%, 06/01/09	1,050	1,136,667

Arkansas — 2.2%
Arkansas State,
5.50%, 08/01/08	2,250	2,421,855

Colorado — 3.1%
Arapahoe County School District No. 5, GO, SAW, Cherry Creek,
5.25%, 12/15/07	1,000	1,057,240
Jefferson County School District, GO, INS: MBIA,
5.25%, 12/15/05	1,230	1,246,482
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC,
5.25%, 11/01/11	1,000	1,114,260

		3,417,982

Connecticut — 3.9%
Connecticut State Split Tax Obligations, MBIA, Prerefunded 10/1/06 @ 101,
5.50%, 10/01/12	2,325	2,429,183
Connecticut State, GO, Refunding,
5.25%, 12/15/07	1,800	1,903,482

		4,332,665

District of Columbia — 1.9%
District of Columbia, RB,
5.50%, 09/15/07	2,000	2,113,540

Florida — 11.3%
Brevard County, Health Facilities Authority, INS; MBIA
5.625%, 10/01/14	2,550	2,659,853
Canaveral Port Authority, RB., INS: FGIC,
5.70%, 06/01/13	1,000	1,046,790
Florida State Board of Education Public Education, GO,
5.00%, 06/01/07	2,000	2,083,980
Florida State Education University System, RB, INS: AMBAC,
5.00%, 07/01/07	2,500	2,610,200
Florida State, RB, Dept. of Environmental Protection, INS: AMBAC
5.50%, 07/01/06	2,000	2,055,820
5.75%, 07/01/07	1,000	1,059,120

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — Continued
St. Lucie County, RB, INS: MBIA,
5.50%, 04/01/10	$1,000	$1,085,140

		12,600,903

Georgia — 1.9%
Georgia State, GO
5.50%, 08/01/06	1,940	1,999,810
5.50%, 08/01/06	60	61,850

		2,061,660

Hawaii — 0.9%
Honolulu City & County Board Water Supply System, MBIA-IBC, RB, Prerefunded 07/01/06 @ 101,
5.80%, 07/01/21	1,000	1,041,530

Illinois — 1.6%
University of Illinois, COP, MBIA, Utility Infrastructure Projects,
5.75%, 08/15/08	1,605	1,737,621

Indiana — 1.2%
Purdue University, University Student Fees, RB,
5.00%, 07/01/07	1,300	1,354,366

Kentucky — 1.0%
Kentucky State Turnpike Authority, RB, Revitalization, INS: FSA,
5.50%, 07/01/10	1,000	1,110,440

Maryland — 6.3%
Baltimore, 35 Day Auction Rate Security,
3.10%, 10/15/22	2,000	2,000,000
Baltimore County, COP, Equipment Acquisition Program,
5.00%, 08/01/07	1,265	1,320,749
Maryland State Health & Higher Education, Lifebridge Health, 28 Day Auction Rate Security,
2.95%, 07/01/28	2,000	2,000,000
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital,
5.00%, 05/15/10	500	540,175
Prince Georges County, GO, CPI, INS: FSA,
5.50%, 05/15/09	1,000	1,093,620

		6,954,544

Massachusetts — 5.1%
Massachusetts, GO
6.50%, 08/01/08	1,800	1,976,796
5.375%, 08/01/08	1,500	1,605,210

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts, GO, Prerefunded 04/01/08 @ 101,
5.00%, 04/01/15	$2,000	$2,123,180

		5,705,186

Michigan — 3.0%
Detroit, GO, INS: AMBAC,
5.20%, 05/01/07	2,000	2,086,000
Michigan Municipal Bond Authority, RB, Drinking Water,
5.25%, 10/01/08	1,145	1,228,974

		3,314,974

Nevada — 0.9%
Nevada, GO,
5.60%, 05/15/09	1,000	1,035,500

New Jersey — 8.8%
New Jersey Economic Development, RB, INS: AMBAC,
5.00%, 09/15/11	1,120	1,227,195
New Jersey Economic Development, RB, INS: MBIA,
5.00%, 07/01/09	2,000	2,146,840
New Jersey Educational Facility Authority, RB, Refunding, Seton Hall University, INS: AMBAC,
5.25%, 07/01/07	1,000	1,049,100
New Jersey State Educational Facility Authority, RB, Princeton University,
4.75%, 07/01/07	1,410	1,465,385
New Jersey State Transportation, RB,
5.00%, 06/15/08	2,000	2,110,380
New Jersey State Transportation, RB, ETM, INS: MBIA,
6.50%, 06/15/10	1,500	1,735,965

		9,734,865

North Carolina — 3.1%
North Carolina State, GO,
5.00%, 05/01/08	2,000	2,119,260
Wake County, Independent Facility and Toll Center-Carolina Power & Light, VRDB, INS: AMBAC
2.85%, 10/01/22	1,275	1,275,000

		3,394,260

Ohio — 10.8%
Columbus, GO, Public Improvements,
6.00%, 06/15/07	2,000	2,084,800
Columbus, Ltd.,
5.50%, 07/01/08	2,000	2,149,560

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — Continued
Ohio State Building Authority, Refunding, Workers Compensation Facilities, RB, INS: FGIC,
5.00%, 04/01/13	$2,000	$2,218,220
Ohio State Capital Facilities,
5.00%, 09/15/07	1,000	1,046,930
Ohio State Infrastructure Improvements,
5.00%, 08/01/07	1,785	1,864,433
State Building Authority, Adult Correctional Facility, Series A, RB, INS: FSA,
5.50%, 10/01/08	2,500	2,700,550

		12,064,493

Oregon — 1.8%
Oregon State Department of Administrative Services,
5.00%, 09/01/10	1,835	1,996,920

Pennsylvania — 5.7%
Harrisburg Authority School Revenue, GO, INS: FGIC,
5.00%, 04/01/10	1,250	1,355,100
Pennsylvania State Higher Educational Association of Independent Colleges, Facilities Authority, RB, VRDB, SPA: PNC Bank N.A.,
2.97%, 11/01/31	1,200	1,200,000
Pennsylvania State Higher Education, Prerefunded 06/01/10 @ 100,
5.50%, 06/01/18	1,430	1,589,760
Pennsylvania State, GO,
5.00%, 09/15/08	2,000	2,126,040

		6,270,900

Tennessee — 3.4%
Shelby County, GO
5.50%, 08/01/08	1,000	1,075,760
5.00%, 04/01/09	1,000	1,070,280
Tennessee State, GO, Prerefunded 05/01/08 @ 100,
5.00%, 05/01/15	1,500	1,587,285

		3,733,325

Texas — 0.9%
San Antonio Electric & Gas, RB, Unrefunded Balance,
5.80%, 02/01/06	950	968,563

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Utah — 1.9%
Utah State, Unrefunded Balance, GO,
5.50%, 07/01/06	$2,000	$2,057,960

Virginia — 7.2%
Fairfax County Health Care-INOVA,
5.50%, 08/15/10	1,000	1,051,190
Northern Virginia Transportation District RB, INS: FSA,
5.375%, 07/01/14	1,000	1,082,610
Prince William County Lease Partnership, COP, INS: MBIA,
5.50%, 12/01/10	2,500	2,582,475
Virginia College Building Authority, Educational, Facilities, RB,
5.50%, 09/01/06	1,135	1,172,455
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Note, GO,
5.50%, 10/01/06	1,000	1,034,110
Virginia State Public Building Authority, Prerefunded 08/01/05 @ 101,
5.10%, 08/01/08	1,010	1,024,201

		7,947,041

Washington — 4.2%
King County, GO,
5.00%, 06/01/06	2,500	2,552,825
Washington State Public Power Supply, RB, INS: MBIA,
6.00%, 07/01/07	2,020	2,143,220

		4,696,045

West Virginia — 1.0%
School Building Authority, Revenue, Capital Improvement, AMBAC,
5.50%, 07/01/11	1,000	1,067,510

Wisconsin — 1.9%
Wisconsin State, GO,
6.125%, 11/01/06	2,000	2,089,060

Wyoming — 1.8%
Lincoln County, RB, VRDB, PCRB, Exxon Mobil Project,
2.81%, 11/01/14	2,000	2,000,000

TOTAL MUNICIPAL BONDS
(Cost $109,721,116)		109,827,593

	Shares	Value
INVESTMENT COMPANIES — 0.0%
Black Rock Provident Institutional Funds — MuniFund	26,755	$26,755
Goldman Sachs Financial Square Tax-Free Money Market Fund	11,821	11,821

TOTAL INVESTMENT COMPANIES
(Cost $38,576)		38,576

TOTAL INVESTMENT IN SECURITIES — 99.1%
(Cost $109,759,692*)		109,866,169
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		1,032,142

NET ASSETS — 100%		$110,898,311

NET ASSET VALUE PER SHARE
Institutional Shares
($110,381,365 ÷ 11,064,197 shares outstanding)		$9.98

Class A Shares
($411,315 ÷ 41,224 shares outstanding)		$9.98

Class C Shares
($105,631 ÷ 10,589 shares outstanding)		$9.98

*	Aggregate cost for Federal income tax purposes is $109,759,692. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$1,004,004
Excess of tax cost over value	$(1,185,391)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — 94.4%
Alabama — 3.9%
Auburn University, RB, General Fee Revenue, INS: MBIA, 5.50%, 06/01/13	$2,345	$2,623,516
Jefferson County Sewer, RB, Prerefunded 08/01/12 @ 100 5.00%, 02/01/32	2,000	2,215,180

		4,838,696

Arizona — 1.0%
Maricopa County School District No. 38 Madison Elementary, GO, INS: MBIA, Prerefunded 07/01/06 @ 101, 5.80%, 07/01/15	1,230	1,281,082

Arkansas — 1.9%
University of Arkansas, RB, Fayetteville Campus, INS: FGIC, Prerefunded 12/01/12 @ 100, 5.50%, 12/01/16	2,000	2,282,900

California — 1.9%
Los Angeles Unified School District, GO, INS: MBIA, 5.75%, 07/01/13	2,000	2,334,100

Colorado — 7.4%
Adams State College, RB, INS: MBIA, 5.25%, 05/15/24	1,000	1,094,030
Arapahoe County District No. 5, Cherry Creek, GO, INS: SAW
5.50%, 12/15/12	1,750	1,935,693
6.00%, 12/15/13	1,000	1,120,860
Colorado Springs, RB, Utility Revenue, ETM, 5.875%, 11/15/17	1,500	1,759,275
Denver City and County, COP, INS: AMBAC, 5.75%, 12/1/18	1,750	1,995,507
Denver City and County, GO, 6.00%, 10/01/10	1,000	1,137,680

		9,043,045

Delaware — 1.5%
Wilmington, GO, 5.00%, 10/01/12	1,625	1,793,431

District of Columbia — 2.0%
District of Columbia, RB, Georgetown University, VRDB, INS: MBIA,** 3.08%, 04/25/34	2,400	2,400,000

Florida — 1.9%
Florida State, RB, Department of Environmental Protection, INS: AMBAC, 6.00%, 07/01/12	1,000	1,168,470

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — Continued
Lee County Transit Facilities Revenue, RB, INS: AMBAC, 5.50%, 10/01/14	$1,000	$1,120,420

		2,288,890

Georgia — 5.8%
Georgia State, GO, 6.00%, 07/01/12	2,000	2,257,180
Private Colleges & Universities, RB, Emory University 5.75%, 11/01/15	2,320	2,626,333
5.75%, 11/01/16	2,000	2,260,880

		7,144,393

Illinois — 1.1%
Chicago, GO, INS: AMBAC, 6.25%, 01/01/13	1,000	1,181,620
Cicero, GO, 5.00%, 01/01/13	200	218,420

		1,400,040

Kansas — 1.3%
Kansas State, RB, Turnpike Authority, INS: AMBAC, 5.50%, 09/01/06	1,500	1,549,125

Louisiana — 2.1%
Louisiana Public Facilities, RB, INS: FSA, 5.50%, 08/01/17	2,365	2,620,846

Maryland — 4.0%
Charles County, GO, 5.00%, 03/01/12	1,115	1,229,432
Gaithersburg, Hospital Facilities, Shady Grove Hospital RB, INS: FSA, 5.50%, 09/01/15	1,500	1,538,835
Maryland State & Local Facilities, GO, GPI, 5.50%, 03/01/08	1,000	1,070,800
Washington Suburban Sanitary District, GO, 5.00%, 06/01/10	1,000	1,091,640

		4,930,707

Massachusetts — 3.9%
Massachusetts Bay Transportation Authority, 5.75%, 07/01/15	85	95,124
Massachusetts Bay Transportation Authority Prerefunded 07/01/2010 @ 100, 5.75%, 07/01/15	915	1,028,085

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts State, GO, Transit Improvements, Prerefunded 02/01/10 @ 101, 6.00%, 02/01/14	$2,000	$2,256,000
Pembroke, GO, INS: FGIC, 5.50%, 11/15/20	1,230	1,369,445

		4,748,654

Michigan — 4.7%
Detroit Sewer Disposal, RB, 5.00%, 07/01/12	1,000	1,102,520
Detroit, GO, INS: AMBAC, 5.20%, 05/01/07	2,000	2,086,000
Michigan State Building Authority, RB, Facilities Program, 5.50%, 10/15/06	2,500	2,588,775

		5,777,295

Missouri — 1.3%
Missouri State Board of Public Buildings, RB, Special Obligation, 5.75%, 05/01/09	1,500	1,652,865

New Jersey — 9.6%
New Jersey Environmental Infrastructure, 5.50%, 09/01/16	1,000	1,100,550
New Jersey State Educational Facility Authority, RB
5.00%, 07/01/19	2,205	2,411,234
5.125%, 07/01/21	2,430	2,657,593
5.50%, 06/15/08	1,800	1,920,906
New Jersey State, GO, Refunding, 5.75%, 02/15/06	660	673,695
New Jersey State, GO, 5.75%, 02/15/06	340	347,055
New Jersey Transportation Corp., RB, BAN, INS: AMBAC, 5.50%, 02/01/08	2,500	2,656,625

		11,767,658

New York — 1.8%
New York State Environmental Facility, RB, 6.00%, 06/15/18	1,775	1,967,304
New York State Environmental Facility, RB, Prerefunded 06/15/09 @ 100, 6.00%, 06/15/18	225	250,823

		2,218,127

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — 5.0%
Eaton School District, GO, INS: FGIC, 5.75%, 12/01/20	$1,000	$1,139,300
Ohio State Higher Education, RB, Capital Facilities, 5.50%, 12/01/07	2,000	2,126,740
Ohio State Water Development Authority, RB, Drinking Water Fund, 5.50%, 12/01/17	2,500	2,827,100

		6,093,140

Oregon — 5.4%
Oregon State Bond Bank, RB, INS: MBIA 5.50%, 01/01/18	2,000	2,152,340
Portland Sewer System, RB, INS: FGIC, 5.75%, 08/01/18	2,000	2,243,800
Portland Urban Renewal, Tax Allocation, Oregon Conventional Center. INS: AMBAC, 6.00%, 06/15/13	2,000	2,271,460

		6,667,600

Pennsylvania — 12.5%
Allegheny County Sanitation Authority, RB, INS: MBIA, 5.75%, 12/01/13	1,150	1,295,188
Chester County, GO, Unrefunded Balance, 5.50%, 11/15/15	2,235	2,499,244
Chester County, GO, 5.50%, Prerefunded 11/15/11 @ 100 5.50%, 11/15/15	2,065	2,334,648
Mifflin County, GO, INS: FGIC, 5.625%, 09/01/28	2,000	2,234,040
Pennsylvania State, GO, 5.75%, 01/15/09	1,315	1,438,492
Radnor Township, Pennsylvania School District, GO, INS: SAW, Prerefunded 03/15/07 @ 100, 5.75%, 03/15/19	2,500	2,625,950
Wilkes Barre School District, GO, INS: MBIA, Prerefunded 04/01/14 @ 100, 5.50%, 04/01/18	2,460	2,836,797

		15,264,359

Puerto Rico — 2.6%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA, 5.50%, 07/01/13	2,780	3,206,230

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

May 31, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Rhode Island — 2.3%
Rhode Island State, GO, INS: FGIC, 6.00%, 07/15/14	$2,415	$2,764,547

South Carolina — 2.3%
South Carolina Transportation Infrastructure, RB, GPI, 5.50%, 10/01/06	2,705	2,799,432

Texas — 2.3%
Texas Tech University, RB, INS: MBIA, 5.50%, 08/15/18	2,550	2,831,214

Virginia — 4.1%
Montgomery County IDA Lease, RB, INS: AMBAC, 6.00%, 01/15/17	1,000	1,155,130
Virginia State Public Schools, RB
5.50%, 08/01/08	1,500	1,615,050
5.00%, 08/01/12	2,000	2,208,480

		4,978,660

Wisconsin — 0.8%
Wisconsin State, GO, 6.20%, 05/01/06	1,000	1,030,160

TOTAL MUNICIPAL BONDS
(Cost $110,688,263)		115,707,196

	Shares
INVESTMENT COMPANIES — 5.0%
Black Rock Provident Institutional Funds — MuniFund	2,882,945	2,882,945
Goldman Sachs Financial Square Tax-Free Money Market Fund	3,237,570	3,237,570

TOTAL INVESTMENT COMPANIES
(Cost $6,120,515)		6,120,515

TOTAL INVESTMENT IN SECURITIES — 99.4%
(Cost $116,808,778*)		121,827,711
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		776,382

NET ASSETS — 100%		$122,604,093

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($122,151,069 ÷ 12,566,182 shares outstanding)	$9.72

Class A Shares
($276,298 ÷ 28,362 shares outstanding)	$9.74

Class C Shares
($176,726 ÷ 18,172 shares outstanding)	$9.72

*	Aggregate cost for Federal income tax purposes is $116,808,778. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$5,136,918
Excess of tax cost over value	$(621,529)

**	The rates shown are as of May 31, 2005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADB	Asian Development Bank
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
ARM	Adjustable Rate Mortgage
BAN	Bond Anticipation Notes
CGI	Consolidated General Improvement
COP	Certificates of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity in U.S. Government Obligations
FFCB	Federal Farm Credit Bank
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Notes
FSA	Financial Surety Assurance
GDR	Global Depositary Receipt
GO	General Obligation
GPI	General Public Improvement
GTD	Guaranteed
IBRD	International Bank for Reconstruction and Development
IBC	Insured Bond Certificates
IDA	Industrial Development Authority
INS	Insured
LIC	Line of Credit
LIQ	Liquidity
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
MPB	Municipal Put Bonds
PCR	Pollution Control Revenue
PCRB	Pollution Control Revenue Bonds
PSFG	Permanent School Fund Guaranty
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
SADD	State Aid Direct Deposit
SAW	State Aid Withholding
SIF	Societatea de Investitii Financiare
SPA	Standby Purchase Agreement
TAN	Tax Anticipation Notes
TECP	Tax-Exempt Commercial Paper
TIPS	Treasury Inflation Protected Securities
TRAN	Tax and Revenue Anticipation Notes
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
VRDN	Variable Rate Demand Notes

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2005

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$16,181,687	$8,601,768	$3,785,288
Income from securities loaned	9,948	27,820	—

TOTAL INVESTMENT INCOME	16,191,635	8,629,588	3,785,288

EXPENSES:
Investment advisory fees	1,977,753	1,070,135	586,510
Administration fees	988,883	535,071	293,257
Accounting agent fees	190,416	102,655	58,414
Distribution and service fees
Class A Shares	396,508	10,964	41,238
Class C Shares	6,229	29	12
Custodian fees	76,986	41,580	25,838
Directors’ fees	8,316	8,514	8,514
Transfer agent fees	30,001	20,148	18,878
Professional fees	87,597	51,364	37,575
Registration fees	56,601	13,010	9,498
Printing costs	45,539	23,813	15,491
Other	39,982	25,361	18,571

TOTAL EXPENSES	3,904,811	1,902,644	1,113,796
Fees waived by Investment Advisor	(332,053)	(176,738)	(132,497)
Distribution and services fee waived
Class C Shares	(3,115)	(15)	(4)

NET EXPENSES	3,569,643	1,725,891	981,295

NET INVESTMENT INCOME	12,621,992	6,903,697	2,803,993

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	—	—	174

Net gain (loss) on investments	—	—	174

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,621,992	$6,903,697	$2,804,167

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2005

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$99,852	$68,127	$12,305	$182,718	$330,593	$62,717
Income from securities loaned	59,597	11,896	3,359	29,521	308,971	26,072
Dividends	7,580,091	2,659,541	425,215	1,333,077 *	10,164,604 **	5,934,540

TOTAL INVESTMENT INCOME	7,739,540	2,739,564	440,879	1,545,316	10,804,168	6,023,329

EXPENSES:
Investment advisory fees	2,806,048	549,655	193,472	2,254,361	4,904,012	1,479,214
Administration fees	584,596	114,512	40,307	216,767	502,463	231,129
Accounting agent fees	116,198	24,023	9,775	48,615	122,008	46,640
Distribution and service fees
Class A Shares	29,186	1,762	1,199	6,042	7,650	8,732
Class C Shares	26,371	680	146	5,759	6,187	7,015
Custodian fees	50,413	8,481	3,365	18,797	673,681	19,349
Directors’ fees	8,514	8,363	8,363	8,363	8,363	8,363
Transfer agent fees	51,813	21,090	24,026	28,394	29,901	35,062
Professional fees	54,708	25,812	20,582	33,693	53,788	33,545
Registration fees	12,062	10,383	10,919	21,597	40,950	23,774
Printing costs	34,801	9,390	5,080	18,490	30,573	15,229
Other	29,920	13,388	11,303	19,937	62,268	16,973

TOTAL EXPENSES	3,804,630	787,539	328,537	2,680,815	6,441,844	1,925,025
Fees waived by Investment Advisors	(118,888)	(73,791)	(76,837)	(453,322)	(1,309,794)	—

NET EXPENSES	3,685,742	713,748	251,700	2,227,493	5,132,050	1,925,025

NET INVESTMENT INCOME (LOSS)	4,053,798	2,025,816	189,179	(682,177)	5,672,118	4,098,304

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	21,901,136	1,760,510	1,489,994	9,957,039	13,365,075	5,641,972
Foreign currency transactions	—	—	—	—	(2,794,415)	—

	21,901,136	1,760,510	1,489,994	9,957,039	10,570,660	5,641,972

Change in net unrealized appreciation (depreciation):
Investments	3,135,141	3,482,314	(575,599)	6,308,135	32,832,203	35,560,343
Translation of assets and liabilities in foreign currencies	—	—	—	—	(643,567)	—

	3,135,141	3,482,314	(575,599)	6,308,135	32,188,636	35,560,343

Net gain (loss) on investments and foreign currency transactions	25,036,277	5,242,824	914,395	16,265,174	42,759,296	41,202,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,090,075	$7,268,640	$1,103,574	$15,582,997	$48,431,414	$45,300,619

*	Net of withholding taxes of $64
**	Net of withholding taxes of $1,162,002

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2005

	Low Duration Bond Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$609,608	$6,203,305	$5,947,146	$2,264,236	$3,289,953	$5,298,059
Income from securities loaned	—	65,232	21,959	—	—	—

TOTAL INVESTMENT INCOME	609,608	6,268,537	5,969,105	2,264,236	3,289,953	5,298,059

EXPENSES:
Investment advisory fees	83,122	605,325	463,884	294,468	643,278	665,510
Administration fees	34,634	216,190	165,674	73,618	160,820	166,379
Accounting agent fees	7,891	51,244	48,474	27,201	44,683	43,305
Distribution and service fees
Class A Shares	125	13,690	4,364	5,732	2,310	1,428
Class C Shares	117	10,421	5,403	2,335	1,160	1,753
Custodian fees	4,187	17,141	12,780	5,929	13,787	13,034
Directors’ fees	7,676	8,364	8,363	8,364	8,514	8,364
Transfer agent fees	16,397	33,275	25,907	22,282	19,415	19,106
Professional fees	17,243	31,784	29,234	23,893	30,132	28,272
Registration fees	9,692	7,825	8,463	6,462	7,622	15,126
Printing costs	5,444	12,726	10,056	5,563	10,012	10,097
Other	8,635	14,874	13,073	10,206	13,636	13,533

TOTAL EXPENSES	195,163	1,022,859	795,675	486,053	955,369	985,907
Fees waived by Investment Advisors	(21,953)	(89,344)	(88,945)	(168,311)	(275,783)	(283,079)
Distribution and services fee waived
Class C Shares	(58)	—	—	—	—	—

NET EXPENSES	173,152	933,515	706,730	317,742	679,586	702,828

NET INVESTMENT INCOME	436,456	5,335,022	5,262,375	1,946,494	2,610,367	4,595,231

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(675,519)	(493,264)	591,438	(46,008)	(161,981)	741,291

	(675,519)	(493,264)	591,438	(46,008)	(161,981)	741,291

Change in net unrealized appreciation (depreciation):
Investments	613,006	(352,051)	2,999,876	104,831	(677,224)	(318,213)

	613,006	(352,051)	2,999,876	104,831	(677,224)	(318,213)

Net gain (loss) on investments	(62,513)	(845,315)	3,591,314	58,823	(839,205)	423,078

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$373,943	$4,489,707	$8,853,689	$2,005,317	$1,771,162	$5,018,309

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Year Ended May 31, 2005	Prime Money Market Fund For the Year Ended May 31, 2004	Government Money Market Fund For the Year Ended May 31, 2005	Government Money Market Fund For the Year Ended May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$12,621,992	$4,953,856	$6,903,697	$2,873,183

Net increase (decrease) in net assets resulting from operations	12,621,992	4,953,856	6,903,697	2,873,183

Distributions to shareholders from Net investment income
Institutional Class	(11,716,849)	(4,906,134)	(6,882,093)	(2,869,173)
Class A Shares	(897,233)	(45,580)	(21,569)	(3,988)
Class B Shares	—	(56)	—	(14)
Class C Shares	(7,910)	(2,086)	(35)	(8)

Total distributions to shareholders	(12,621,992)	(4,953,856)	(6,903,697)	(2,873,183)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	853,148,721	801,805,356	1,170,961,960	1,004,767,777
Class A Shares	103,380,764	104,558,083	2,430,644	5,419,543
Class B Shares	—	11,013	—	—
Class C Shares	1,187,427	545,623	—	2,000
Cost of shares redeemed
Institutional Class	(844,046,899)	(849,633,134)	(1,160,547,028)	(1,015,508,062)
Class A Shares	(100,250,669)	(22,628,049)	(3,716,408)	(3,057,758)
Class B Shares	—	(16,871)	—	(21)
Class C Shares	(347,653)	(156,557)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	563,815	234,507	190,159	98,075
Class A Shares	762,316	32,479	19,195	3,734
Class B Shares	—	63	—	15
Class C Shares	5,615	1,916	30	8

Increase (decrease) in net assets derived from capital share transactions	14,403,437	34,754,429	9,338,552	(8,274,689)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,403,437	34,754,429	9,338,552	(8,274,689)
NET ASSETS:
Beginning of year	785,101,283	750,346,854	375,965,189	384,239,878

End of year	$799,504,720	$785,101,283	$385,303,741	$375,965,189

Undistributed Net Investment Income	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Year Ended May 31, 2005	Prime Money Market Fund For the Year Ended May 31, 2004	Government Money Market Fund For the Year Ended May 31, 2005	Government Money Market Fund For the Year Ended May 31, 2004
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	853,148,721	801,805,323	1,170,961,960	1,004,767,715
Class A Shares	103,349,925	104,558,105	2,427,725	5,419,604
Class B Shares	—	11,013	—	—
Class C Shares	1,187,427	545,634	—	2,000
Shares redeemed
Institutional Class	(844,046,899)	(849,633,134)	(1,160,547,028)	(1,015,508,062)
Class A Shares	(100,219,754)	(22,628,049)	(3,713,470)	(3,057,758)
Class B Shares	—	(16,871)	—	(20)
Class C Shares	(347,653)	(156,557)	—	—
Shares issued in reinvestment of dividends
Institutional Class	563,815	234,561	190,159	98,075
Class A Shares	762,240	32,479	19,175	3,734
Class B Shares	—	63	—	15
Class C Shares	5,615	1,916	30	9

Net Increase (Decrease) in Shares
Institutional Class	9,665,637	(47,593,250)	10,605,091	(10,642,272)
Class A Shares	3,892,411	81,962,535	(1,266,570)	2,365,580
Class B Shares	—	(5,795)	—	(5)
Class C Shares	845,389	390,993	30	2,009

	14,403,437	34,754,483	9,338,551	(8,274,688)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Year Ended May 31, 2005	Tax-Exempt Money Market Fund For the Year Ended May 31, 2004	Growth & Income Fund For the Year Ended May 31, 2005	Growth & Income Fund For the Year Ended May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,803,993	$1,746,223	$4,053,798	$2,621,459
Net realized gain (loss) on investments	174	(62,963)	21,901,136	13,088,887
Net increase (decrease) in unrealized appreciation (depreciation) on investments	—	—	3,135,141	55,713,211

Net increase (decrease) in net assets resulting from operations	2,804,167	1,683,260	29,090,075	71,423,557

Distributions to shareholders from Net investment income
Institutional Class	(2,742,179)	(1,733,407)	(3,666,845)	(2,713,249)
Class A Shares	(61,804)	(12,807)	(29,828)	(5,921)
Class B Shares	—	(4)	—	(292)
Class C Shares	(10)	(5)	(9,810)	(1,565)

Total distributions to shareholders	(2,803,993)	(1,746,223)	(3,706,483)	(2,721,027)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	245,882,279	397,167,463	38,553,713	55,037,834
Class A Shares	24,327,622	14,002,538	3,468,128	3,481,853
Class B Shares	—	—	—	391,543
Class C Shares	600	—	1,095,002	1,872,266
Cost of shares redeemed
Institutional Class	(285,612,075)	(437,138,652)	(77,743,575)	(50,210,067)
Class A Shares	(19,440,636)	(8,999,762)	(2,488,384)	(346,003)
Class B Shares	—	—	—	(7,160)
Class C Shares	—	—	(635,231)	(217,843)
Value of shares issued in reinvestment of dividends
Institutional Class	6,690	29,746	1,202,219	749,866
Class A Shares	47,301	13,413	28,705	6,084
Class B Shares	—	5	—	290
Class C Shares	8	5	9,505	1,471

Increase (decrease) in net assets derived from capital share transactions	(34,788,211)	(34,925,244)	(36,509,918)	10,760,134

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,788,037)	(34,988,207)	(11,126,326)	79,462,664
NET ASSETS:
Beginning of year	257,263,070	292,251,277	476,289,006	396,826,342

End of year	$222,475,033	$257,263,070	$465,162,680	$476,289,006

Undistributed Net Investment Income	$—	$—	$708,616	$361,301

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Year Ended May 31, 2005	Tax-Exempt Money Market Fund For the Year Ended May 31, 2004	Growth & Income Fund For the Year Ended May 31, 2005	Growth & Income Fund For the Year Ended May 31, 2004
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	245,882,279	397,167,453	2,104,157	3,259,983
Class A Shares	24,326,623	14,002,548	159,535	201,642
Class B Shares	—	—	—	23,090
Class C Shares	600	—	60,602	112,927
Shares redeemed
Institutional Class	(285,612,075)	(437,138,652)	(4,229,712)	(2,905,226)
Class A Shares	(19,439,629)	(8,999,762)	(104,643)	(19,767)
Class B Shares	—	—	—	(396)
Class C Shares	—	—	(35,154)	(12,309)
Shares issued in reinvestment of dividends
Institutional Class	6,690	29,746	64,885	44,578
Class A Shares	47,293	13,413	1,536	361
Class B Shares	—	5	—	17
Class C Shares	8	5	516	89

Net Increase (Decrease) in Shares
Institutional Class	(39,723,106)	(39,941,453)	(2,060,670)	399,335
Class A Shares	4,934,287	5,016,199	56,428	182,236
Class B Shares	—	5	—	22,711
Class C Shares	608	5	25,964	100,707

	(34,788,211)	(34,925,244)	(1,978,278)	704,989

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Year Ended May 31, 2005	Equity Income Fund For the Year Ended May 31, 2004	Equity Growth Fund For the Year Ended May 31, 2005	Equity Growth Fund For the Year Ended May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,025,816	$1,692,012	$189,179	$76,027
Net realized gain (loss) on investments	1,760,510	5,593,839	1,489,994	376,560
Net increase (decrease) in unrealized appreciation (depreciation) on investments	3,482,314	6,982,724	(575,599)	4,545,634

Net increase (decrease) in net assets resulting from operations	7,268,640	14,268,575	1,103,574	4,998,221

Distributions to shareholders from Net investment income
Institutional Class	(1,807,648)	(1,695,069)	(176,656)	(120,570)
Class A Shares	(5,413)	(1,919)	(658)	(23)
Class B Shares	—	(194)	—	—
Class C Shares	(781)	(99)	(4)	(8)

Total distributions to shareholders	(1,813,842)	(1,697,281)	(177,318)	(120,601)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	16,263,352	16,044,165	7,526,399	10,107,126
Class A Shares	211,141	346,336	146,752	167,704
Class B Shares	—	28,826	—	46,718
Class C Shares	31,735	57,078	6,838	7,620
Cost of shares redeemed
Institutional Class	(12,531,274)	(33,384,977)	(6,192,889)	(12,208,341)
Class A Shares	(187,515)	(99,366)	(86,515)	(44,483)
Class B Shares	—	—	—	(207)
Class C Shares	(55,088)	(968)	—	(7,867)
Value of shares issued in reinvestment of dividends
Institutional Class	254,808	102,036	71,418	29,657
Class A Shares	3,434	1,324	586	23
Class B Shares	—	194	—	—
Class C Shares	167	26	4	7

Increase (decrease) in net assets derived from capital share transactions	3,990,760	(16,905,326)	1,472,593	(1,902,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,445,558	(4,334,032)	2,398,849	2,975,577
NET ASSETS:
Beginning of year	88,202,088	92,536,120	32,574,927	29,599,350

End of year	$97,647,646	$88,202,088	$34,973,776	$32,574,927

Undistributed Net Investment Income	$418,000	$206,026	$32,036	$20,175

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Year Ended May 31, 2005	Equity Income Fund For the Year Ended May 31, 2004	Equity Growth Fund For the Year Ended May 31, 2005	Equity Growth Fund For the Year Ended May 31, 2004
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	3,463,012	3,643,885	1,120,235	1,618,199
Class A Shares	38,050	80,302	14,374	25,962
Class B Shares	—	7,013	—	7,537
Class C Shares	6,724	12,555	1,038	1,164
Shares redeemed
Institutional Class	(2,685,854)	(8,066,154)	(926,377)	(1,934,617)
Class A Shares	(33,368)	(22,785)	(5,340)	(6,957)
Class B Shares	—	—	—	(31)
Class C Shares	(11,821)	(215)	—	(1,217)
Shares issued in reinvestment of dividends
Institutional Class	54,396	23,456	10,244	4,848
Class A Shares	694	309	84	4
Class B Shares	—	44	—	—
Class C Shares	35	6	1	1

Net Increase (Decrease) in Shares
Institutional Class	831,554	(4,398,813)	204,102	(311,570)
Class A Shares	5,376	57,826	9,118	19,009
Class B Shares	—	7,057	—	7,506
Class C Shares	(5,062)	12,346	1,039	(52)

	831,868	(4,321,584)	214,259	(285,107)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Year Ended May 31, 2005	Capital Opportunities Fund For the Year Ended May 31, 2004	International Equity Fund For the Year Ended May 31, 2005	International Equity Fund For the Year Ended May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(682,177)	$(504,331)	$5,672,118	$2,762,939
Net realized gain (loss) on investments and foreign currency transactions	9,957,039	7,924,737	10,570,660	11,051,017
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	6,308,135	14,924,192	32,188,636	30,499,053

Net increase (decrease) in net assets resulting from operations	15,582,997	22,344,598	48,431,414	44,313,009

Distributions to shareholders from Net investment income
Institutional Class	—	—	(2,736,526)	(992,994)
Class A Shares	—	—	(4,816)	(315)
Class B Shares	—	—	—	(41)
Class C Shares	—	—	(220)	(306)

Total distributions to shareholders	—	—	(2,741,562)	(993,656)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	39,058,960	83,085,880	151,356,791	159,646,156
Class A Shares	678,034	802,524	1,153,578	1,004,026
Class B Shares	—	60,260	—	31,711
Class C Shares	258,755	391,317	280,043	387,516
Cost of shares redeemed
Institutional Class	(18,274,246)	(17,995,574)	(18,729,386)	(19,762,770)
Class A Shares	(389,271)	(67,792)	(428,405)	(54,662)
Class B Shares	—	—	—	(210)
Class C Shares	(99,139)	(21,181)	(178,089)	(6,153)
Value of shares issued in reinvestment of dividends
Institutional Class	—	—	309,634	79,615
Class A Shares	—	—	4,344	315
Class B Shares	—	—	—	41
Class C Shares	—	—	206	251

Increase (decrease) in net assets derived from capital share transactions	21,233,093	66,255,434	133,768,716	141,325,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,816,090	88,600,032	179,458,568	184,645,189
NET ASSETS:
Beginning of year	155,236,689	66,636,657	309,102,442	124,457,253

End of year	$192,052,779	$155,236,689	$488,561,010	$309,102,442

Undistributed Net Investment Income	$—	$—	$1,181,822	$1,045,681

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Year Ended May 31, 2005	Capital Opportunities Fund For the Year Ended May 31, 2004	International Equity Fund For the Year Ended May 31, 2005	International Equity Fund For the Year Ended May 31, 2004
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	4,006,873	9,422,697	11,166,845	13,692,693
Class A Shares	63,503	88,665	80,274	84,501
Class B Shares	—	7,144	—	2,838
Class C Shares	27,483	46,581	21,033	35,898
Shares redeemed
Institutional Class	(1,835,509)	(1,975,078)	(1,383,671)	(1,639,644)
Class A Shares	(32,394)	(7,320)	(28,229)	(4,547)
Class B Shares	—	—	—	(17)
Class C Shares	(10,367)	(2,280)	(12,934)	(567)
Shares issued in reinvestment of dividends
Institutional Class	—	—	22,354	7,725
Class A Shares	—	—	331	32
Class B Shares	—	—	—	4
Class C Shares	—	—	16	25

Net Increase (Decrease) in Shares
Institutional Class	2,171,364	7,447,619	9,805,528	12,060,774
Class A Shares	31,109	81,345	52,376	79,986
Class B Shares	—	7,144	—	2,825
Class C Shares	17,116	44,301	8,115	35,356

	2,219,589	7,580,409	9,866,019	12,178,941

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Year Ended May 31, 2005	Diversified Real Estate Fund For the Year Ended May 31, 2004	Low Duration Bond Fund For the Year Ended May 31, 2005	Low Duration Bond Fund For the Period March 15, 2004[1] to May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,098,304	$4,117,327	$436,456	$112,230
Net realized gain (loss) on investments	5,641,972	4,940,884	(675,519)	(59,024)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	35,560,343	17,190,018	613,006	(713,295)

Net increase (decrease) in net assets resulting from operations	45,300,619	26,248,229	373,943	(660,089)

Distributions to shareholders from Net investment income
Institutional Class	(5,767,947)	(5,238,063)	(435,509)	(112,201)
Class A Shares	(49,185)	(19,868)	(834)	(20)
Class B Shares	—	(6,407)	—	—
Class C Shares	(15,147)	(16,909)	(113)	(9)
Net realized capital gains
Institutional Class	(5,620,599)	(611,732)	—	—
Class A Shares	(57,608)	(2,222)	—	—
Class B Shares	—	(923)	—	—
Class C Shares	(20,633)	(2,316)	—	—
Return of Capital distributions
Institutional Class	(1,282,658)	(593,287)	—	—
Class A Shares	(11,632)	(2,466)	—	—
Class B Shares	—	(842)	—	—
Class C Shares	(4,806)	(2,218)	—	—

Total distributions to shareholders	(12,830,215)	(6,497,253)	(436,456)	(112,230)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	28,310,426	70,134,894	6,328,952	54,127,529
Class A Shares	908,039	930,851	79,107	11,712
Class B Shares	—	140,231	—	—
Class C Shares	306,517	561,555	5	11,711
Cost of shares redeemed
Institutional Class	(30,844,446)	(16,729,951)	(39,354,124)	(7,602,695)
Class A Shares	(674,393)	(91,866)	(5,893)	—
Class B Shares	—	(60)	—	—
Class C Shares	(308,408)	(85,162)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	1,255,280	522,210	26,422	3,922
Class A Shares	118,609	23,995	701	11
Class B Shares	—	8,014	—	—
Class C Shares	37,666	20,061	96	5

Increase (decrease) in net assets derived from capital share transactions	(890,710)	55,434,772	(32,924,734)	46,552,195

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,579,694	75,185,748	(32,987,247)	45,779,876
NET ASSETS:
Beginning of year	163,947,344	88,761,596	45,779,876	—

End of year	$195,527,038	$163,947,344	$12,792,629	$45,779,876

Undistributed Net Investment Income	$817,291	$1,026,018	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Year Ended May 31, 2005	Diversified Real Estate Fund For the Year Ended May 31, 2004	Low Duration Bond Fund For the Year Ended May 31, 2005	Low Duration Bond Fund For the Period March 15, 2004[1] to May 31, 2004
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	1,896,337	5,447,174	638,651	5,412,503
Class A Shares	44,431	70,685	8,017	1,171
Class B Shares	—	11,457	—	—
Class C Shares	20,009	44,414	1	1,171
Shares redeemed
Institutional Class	(2,031,437)	(1,249,738)	(3,992,324)	(769,559)
Class A Shares	(27,562)	(7,114)	(599)	—
Class B Shares	—	(5)	—	—
Class C Shares	(21,788)	(6,542)	—	—
Shares issued in reinvestment of dividends
Institutional Class	81,511	39,729	2,675	395
Class A Shares	7,139	1,794	71	1
Class B Shares	—	614	—	—
Class C Shares	2,424	1,517	9	1

Net Increase (Decrease) in Shares
Institutional Class	(53,589)	4,237,165	(3,350,998)	4,643,339
Class A Shares	24,008	65,365	7,489	1,172
Class B Shares	—	12,066	—	—
Class C Shares	645	39,389	10	1,172

	(28,936)	4,353,985	(3,343,499)	4,645,683

[1]	Since Inception

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Limited Maturity Bond Fund For the Year Ended May 31, 2005	Limited Maturity Bond Fund For the Year Ended May 31, 2004	Total Return Bond Fund For the Year Ended May 31, 2005	Total Return Bond Fund For the Year Ended May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$5,335,022	$4,908,882	$5,262,375	$5,147,066
Net realized gain (loss) on investments	(493,264)	697,277	591,438	1,835,856
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(352,051)	(4,889,238)	2,999,876	(6,528,872)

Net increase (decrease) in net assets resulting from operations	4,489,707	716,921	8,853,689	454,050

Distributions to shareholders from Net investment income
Institutional Class	(5,245,158)	(4,895,936)	(5,621,054)	(6,145,509)
Class A Shares	(71,225)	(25,085)	(33,110)	(11,940)
Class B Shares	—	(2,143)	—	(863)
Class C Shares	(21,901)	(11,673)	(17,727)	(8,222)
Net realized capital gains
Institutional Class	—	—	(699,426)	(698,281)
Class A Shares	—	—	(5,663)	(1,383)
Class B Shares	—	—	—	(164)
Class C Shares	—	—	(3,615)	(1,315)

Total distributions to shareholders	(5,338,284)	(4,934,837)	(6,380,595)	(6,867,677)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	23,373,618	37,984,298	20,725,209	31,137,202
Class A Shares	1,141,312	2,281,192	442,241	914,600
Class B Shares	—	164,760	—	18,195
Class C Shares	255,012	920,366	438,409	364,677
Cost of shares redeemed
Institutional Class	(30,175,871)	(38,220,287)	(22,924,750)	(33,769,981)
Class A Shares	(1,208,197)	(20,557)	(631,283)	(118,504)
Class B Shares	—	(10)	—	—
Class C Shares	(201,954)	(36,591)	(199,020)	(106,544)
Value of shares issued in reinvestment of dividends
Institutional Class	1,063,653	777,368	676,011	311,987
Class A Shares	66,847	21,522	35,909	11,527
Class B Shares	—	1,570	—	979
Class C Shares	19,214	8,974	18,148	8,205

Increase (decrease) in net assets derived from capital share transactions	(5,666,366)	3,882,605	(1,419,126)	(1,227,657)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,514,943)	(335,311)	1,053,968	(7,641,284)
NET ASSETS:
Beginning of year	175,401,283	175,736,594	136,597,477	144,238,761

End of year	$168,886,340	$175,401,283	$137,651,445	$136,597,477

Undistributed Net Investment Income	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Limited Maturity Bond Fund For the Year Ended May 31, 2005	Limited Maturity Bond Fund For the Year Ended May 31, 2004	Total Return Bond Fund For the Year Ended May 31, 2005	Total Return Bond Fund For the Year Ended May 31, 2004
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	2,263,197	3,633,285	2,098,035	3,128,277
Class A Shares	92,222	218,045	41,391	91,842
Class B Shares	—	15,785	—	1,822
Class C Shares	24,853	88,364	44,208	36,747
Shares redeemed
Institutional Class	(2,927,096)	(3,656,603)	(2,326,301)	(3,400,605)
Class A Shares	(98,522)	(1,965)	(60,281)	(11,980)
Class B Shares	—	(1)	—	—
Class C Shares	(19,587)	(3,510)	(20,141)	(10,972)
Shares issued in reinvestment of dividends
Institutional Class	103,233	74,298	68,492	31,263
Class A Shares	6,273	2,060	3,439	1,157
Class B Shares	—	150	—	98
Class C Shares	1,864	859	1,836	824

Net Increase (Decrease) in Shares
Institutional Class	(560,666)	50,980	(159,774)	(241,065)
Class A Shares	(27)	218,140	(15,451)	81,019
Class B Shares	—	15,934	—	1,920
Class C Shares	7,130	85,713	25,903	26,599

	(553,563)	370,767	(149,322)	(131,527)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2005	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2004	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2005	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,946,494	$2,043,375	$2,610,367	$2,892,484
Net realized gain (loss) on investments	(46,008)	547,402	(161,981)	829,653
Net increase (decrease) in unrealized appreciation (depreciation) on investments	104,831	(2,288,847)	(677,224)	(3,695,835)

Net increase (decrease) in net assets resulting from operations	2,005,317	301,930	1,771,162	26,302

Distributions to shareholders from Net investment income
Institutional Class	(1,908,853)	(2,011,609)	(2,602,103)	(2,881,426)
Class A Shares	(32,237)	(26,591)	(7,071)	(10,688)
Class B Shares	—	(2,054)	—	(10)
Class C Shares	(5,404)	(3,121)	(1,193)	(360)

Total distributions to shareholders	(1,946,494)	(2,043,375)	(2,610,367)	(2,892,484)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	9,553,503	12,888,537	6,332,984	48,725,360
Class A Shares	444,032	765,474	116,319	408,087
Class B Shares	—	11,500	—	—
Class C Shares	—	238,216	6,900	124,000
Cost of shares redeemed
Institutional Class	(10,879,481)	(15,689,991)	(37,481,180)	(26,194,770)
Class A Shares	(944,447)	(324,648)	(204,363)	(463,629)
Class B Shares	—	(47,803)	—	—
Class C Shares	(27,400)	(46,149)	(25,000)	—
Value of shares issued in reinvestment of dividends
Institutional Class	167,666	182,658	16,250	15,291
Class A Shares	25,049	17,667	6,241	10,128
Class B Shares	—	2,111	—	11
Class C Shares	4,333	1,669	1,190	251

Increase (decrease) in net assets derived from capital share transactions	(1,656,745)	(2,000,759)	(31,230,659)	22,624,729

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,597,922)	(3,742,204)	(32,069,864)	19,758,547
NET ASSETS:
Beginning of year	59,330,806	63,073,010	142,968,175	123,209,628

End of year	$57,732,884	$59,330,806	$110,898,311	$142,968,175

Undistributed Net Investment Income	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2005	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2004	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2005	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2004
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	862,371	1,146,704	628,406	4,775,481
Class A Shares	29,915	68,406	11,404	40,244
Class B Shares	—	1,019	—	—
Class C Shares	—	21,194	688	12,140
Shares redeemed
Institutional Class	(980,788)	(1,410,827)	(3,726,250)	(2,578,427)
Class A Shares	(74,974)	(28,988)	(20,198)	(46,309)
Class B Shares	—	(4,231)	—	—
Class C Shares	(2,464)	(4,145)	(2,480)	—
Shares issued in reinvestment of dividends
Institutional Class	15,106	16,284	1,615	1,500
Class A Shares	2,015	1,580	618	994
Class B Shares	—	188	—	1
Class C Shares	390	149	118	25

Net Increase (Decrease) in Shares
Institutional Class	(103,311)	(247,839)	(3,096,229)	2,198,554
Class A Shares	(43,044)	40,998	(8,176)	(5,071)
Class B Shares	—	(3,024)	—	1
Class C Shares	(2,074)	17,198	(1,674)	12,165

	(148,429)	(192,667)	(3,106,079)	2,205,649

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	National Tax-Exempt Bond Fund For the Year Ended May 31, 2005	National Tax-Exempt Bond Fund For the Year Ended May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,595,231	$5,328,429
Net realized gain (loss) on investments	741,291	2,368,272
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(318,213)	(7,523,230)

Net increase (decrease) in net assets resulting from operations	5,018,309	173,471

Distributions to shareholders from Net investment income
Institutional Class	(4,582,475)	(5,322,713)
Class A Shares	(8,451)	(3,896)
Class B Shares	—	(25)
Class C Shares	(4,305)	(1,795)

Total distributions to shareholders	(4,595,231)	(5,328,429)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	1,446,264	6,852,233
Class A Shares	147,897	366,232
Class C Shares	1,500	125,000
Cost of shares redeemed
Institutional Class	(23,131,544)	(28,730,586)
Class A Shares	(159,677)	(115,888)
Value of shares issued in reinvestment of dividends
Institutional Class	13,413	13,518
Class A Shares	6,478	2,416
Class B Shares	—	25
Class C Shares	3,079	341

Increase (decrease) in net assets derived from capital share transactions	(21,672,590)	(21,486,709)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,249,512)	(26,641,667)
NET ASSETS:
Beginning of year	143,853,605	170,495,272

End of year	$122,604,093	$143,853,605

Undistributed Net Investment Income	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	147,438	689,430
Class A Shares	14,959	37,102
Class C Shares	154	12,475
Shares redeemed
Institutional Class	(2,354,486)	(2,905,484)
Class A Shares	(16,191)	(11,960)
Shares issued in reinvestment of dividends
Institutional Class	1,370	1,363
Class A Shares	656	244
Class B Shares	—	3
Class C Shares	314	35

Net Increase (Decrease) in Shares
Institutional Class	(2,205,678)	(2,214,691)
Class A Shares	(576)	25,386
Class B Shares	—	3
Class C Shares	468	12,510

	(2,205,786)	(2,176,792)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Institutional Class
Year ended 05/31/01	$1.00	$0.0575	$—	$0.0575	$(0.0575)	$—
Year ended 05/31/02	1.00	0.0239	—	0.0239	(0.0239)	—
Year ended 05/31/03	1.00	0.0120	—	0.0120	(0.0120)	—
Year ended 05/31/04	1.00	0.0070	—	0.0070	(0.0070)	—
Year ended 05/31/05	1.00	0.0163	—	0.0163	(0.0163)	—
Government Money Market Fund Institutional Class
Year ended 05/31/01	1.00	0.0566	—	0.0566	(0.0566)	—
Year ended 05/31/02	1.00	0.0232	—	0.0232	(0.0232)	—
Year ended 05/31/03	1.00	0.0116	—	0.0116	(0.0116)	—
Year ended 05/31/04	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/05	1.00	0.0160	—	0.0160	(0.0160)	—
Tax-Exempt Money Market Fund Institutional Class
Year ended 05/31/01	1.00	0.0348	—	0.0348	(0.0348)	—
Year ended 05/31/02	1.00	0.0161	—	0.0161	(0.0161)	—
Year ended 05/31/03	1.00	0.0094	—	0.0094	(0.0094)	—
Year ended 05/31/04	1.00	0.0057	—	0.0057	(0.0057)	—
Year ended 05/31/05	1.00	0.0124	—	0.0124	(0.0124)	—
Growth & Income Fund Institutional Class
Year ended 05/31/01	25.50	0.17	(1.77)	(1.60)	(0.17)	(2.77)
Year ended 05/31/02	20.96	0.15	(2.16)	(2.01)	(0.15)	(1.96)
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	—
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	—
Equity Income Fund Institutional Class
Year ended 05/31/01	7.07	0.08	(0.00)[2]	0.08	(0.08)	(1.98)
Year ended 05/31/02	5.09	0.07	(0.42)	(0.35)	(0.07)	(0.25)
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	—
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	—
Equity Growth Fund Institutional Class
Year ended 05/31/01	12.67	0.04	(2.58)	(2.54)	(0.03)	(0.78)
Year ended 05/31/02	9.32	0.01	(2.70)	(2.69)	(0.02)	(0.11)
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	—
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	—
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	—
Capital Opportunities Fund Institutional Class
For the period 7/5/00 to 5/31/01[1]	10.00	(0.00)[2]	(1.60)	(1.60)	(0.00)[2]	(0.01)
Year ended 05/31/02	8.39	(0.05)	(1.00)	(1.05)	—	—
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	—	—
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—

[1]	Commencement of Operations
[2]	Amount rounds to less than $0.005.
[3]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends and Distributions			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$(0.0575)	$1.00	5.91%	$661,899	0.38%	5.69%	0.44%	n/a
(0.0239)	1.00	2.41%	647,061	0.38%	2.41%	0.44%	n/a
(0.0120)	1.00	1.21%	749,413	0.38%	1.18%	0.44%	n/a
(0.0070)	1.00	0.71%	701,820	0.38%	0.71%	0.45%	n/a
(0.0163)	1.00	1.64%	711,485	0.40%	1.64%	0.44%	n/a

(0.0566)	1.00	5.81%	430,856	0.38%	5.65%	0.44%	n/a
(0.0232)	1.00	2.35%	402,908	0.38%	2.32%	0.45%	n/a
(0.0116)	1.00	1.17%	383,788	0.38%	1.16%	0.44%	n/a
(0.0068)	1.00	0.68%	373,145	0.38%	0.68%	0.44%	n/a
(0.0160)	1.00	1.61%	383,751	0.40%	1.61%	0.44%	n/a

(0.0348)	1.00	3.54%	195,275	0.38%	3.46%	0.46%	n/a
(0.0161)	1.00	1.63%	252,507	0.38%	1.58%	0.46%	n/a
(0.0094)	1.00	0.95%	289,896	0.38%	0.94%	0.46%	n/a
(0.0057)	1.00	0.58%	249,892	0.38%	0.57%	0.45%	n/a
(0.0124)	1.00	1.25%	210,168	0.40%	1.21%	0.46%	n/a

(2.94)	20.96	(7.42)%	469,580	0.70%	0.76%	0.80%	44.48%
(2.11)	16.84	(10.08)%	390,191	0.70%	0.87%	0.81%	41.17%
(0.15)	15.33	(8.03)%	395,293	0.74%	1.00%	0.82%	40.90%
(0.10)	17.91	17.55%	469,056	0.75%	0.58%	0.80%	38.63%
(0.15)	18.90	6.37%	456,009	0.78%	0.88%	0.80%	32.10%

(2.06)	5.09	1.66%	108,124	0.70%	1.44%	0.81%	32.09%
(0.32)	4.42	(7.26)%	103,601	0.70%	1.47%	0.83%	28.86%
(0.07)	3.87	(10.77)%	92,503	0.74%	1.95%	0.85%	32.17%
(0.08)	4.51	18.86%	87,814	0.75%	1.97%	0.85%	37.87%
(0.09)	4.78	8.11%	97,234	0.78%	2.21%	0.86%	26.98%

(0.81)	9.32	(20.97)%	73,582	0.70%	0.35%	0.84%	28.45%
(0.13)	6.50	(29.18)%	42,638	0.70%	0.14%	0.86%	57.89%
(0.02)	5.72	(11.69)%	29,568	0.74%	0.51%	1.00%	40.69%
(0.02)	6.66	16.89%	32,364	0.75%	0.23%	0.99%	49.41%
(0.04)	6.85	3.41%	34,688	0.78%	0.59%	1.01%	49.81%

(0.01)	8.39	(15.96)%	27,155	1.25%[3]	(0.14)%[3]	1.90%[3]	94.47%
—	7.34	(12.51)%	36,065	1.25%	(0.74)%	1.57%	123.84%
—	7.53	2.59%	66,491	1.25%	(0.58)%	1.63%	98.94%
—	9.45	25.50%	153,815	1.25%	(0.41)%	1.56%	69.23%
—	10.30	8.99%	190,026	1.28%	(0.39)%	1.54%	56.09%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
International Equity Fund Institutional Class
Year ended 05/31/01	$14.90	$0.08	$(1.94)	$(1.86)	$(0.01)	$(2.50)
Year ended 05/31/02	10.53	0.07	0.29	0.36	(0.01)	—
Year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	—
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—
Diversified Real Estate Fund Institutional Class
Year ended 05/31/01	8.99	0.47	1.18	1.65	(0.46)	—
Year ended 05/31/02	10.09	0.50	1.42	1.92	(0.52)	(0.04)
Year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)
Low Duration Bond Fund Institutional Class
For the period 3/15/04 to 05/31/04[1]	10.00	0.02	(0.15)	(0.13)	(0.02)	—
Year ended 05/31/05	9.85	0.17	(0.03)	0.14	(0.17)	—
Limited Maturity Bond Fund Institutional Class
Year ended 05/31/01	10.07	0.60	0.38	0.98	(0.60)	—
Year ended 05/31/02	10.45	0.48	(0.03)	0.45	(0.48)	(0.08)
Year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	—
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	—
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	—
Total Return Bond Fund Institutional Class
Year ended 05/31/01	9.43	0.62	0.38	1.00	(0.62)	—
Year ended 05/31/02	9.81	0.53	0.08	0.61	(0.55)	(0.03)
Year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	—
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)
Maryland Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/01	10.23	0.47	0.65	1.12	(0.47)	—
Year ended 05/31/02	10.88	0.44	0.15	0.59	(0.44)	—
Year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	—
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	—
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	—
Tax-Exempt Limited Maturity Bond Fund Institutional Class
Year ended 05/31/01	9.62	0.41	0.38	0.79	(0.41)	—
Year ended 05/31/02	10.00	0.38	0.10	0.48	(0.38)	—
Year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	—
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	—
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	—
National Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/01	9.38	0.45	0.53	0.98	(0.45)	—
Year ended 05/31/02	9.91	0.39	0.16	0.55	(0.39)	(0.21)
Year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—

[1]	Commencement of Operations
[2]	Aggregate Since Inception
[3]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:		Net Asset Value, End of Year	Total Return	Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions			Net Assets, End of Year (000’s)	Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Ratio of Portfolio Turnover

$—	$(2.51)	$10.53	(15.50)%	$97,264	1.02%	0.78%	1.17%	204.16%
—	(0.01)	10.88	3.46%	89,614	1.25%	0.71%	1.56%	76.95%
—	(0.23)	9.81	(7.75)%	124,338	1.25%	1.30%	1.81%	45.32%
—	(0.07)	12.43	27.56%	307,494	1.25%	0.66%	1.60%	91.00%
—	(0.10)	14.07	13.96%	485,899	1.27%	0.75%	1.59%	44.61%

(0.09)	(0.55)	10.09	18.75%	26,088	1.00%	5.18%	1.12%	8.94%
(0.03)	(0.59)	11.42	19.55%	44,809	1.00%	4.60%	1.07%	10.82%
(0.08)	(0.58)	11.42	5.49%	88,337	1.04%	4.39%	1.09%	14.84%
(0.05)	(0.64)	13.52	24.32%	161,877	1.04%	3.08%	1.04%	24.99%
(0.11)	(1.05)	16.16	27.84%	192,655	1.03%	2.22%	1.03%	18.49%

—	(0.02)	9.85	(1.28)%[2]	45,757	0.60%[3]	1.08%[3]	0.80%[3]	9.04%
—	(0.17)	9.82	1.39%	12,696	0.62%	1.57%	0.70%	85.73%

—	(0.60)	10.45	9.92%	162,435	0.45%	5.77%	0.57%	42.21%
—	(0.56)	10.34	4.43%	144,426	0.45%	4.60%	0.58%	46.71%
—	(0.36)	10.57	5.82%	175,294	0.49%	3.46%	0.59%	62.07%
—	(0.29)	10.31	0.29%	171,672	0.50%	2.76%	0.59%	79.96%
—	(0.32)	10.27	2.74%	165,102	0.52%	3.09%	0.58%	63.24%

—	(0.62)	9.81	10.81%	124,342	0.45%	6.34%	0.58%	87.61%
—	(0.58)	9.84	6.34%	128,717	0.45%	5.42%	0.59%	88.14%
—	(0.48)	10.19	8.68%	144,061	0.49%	4.44%	0.59%	108.44%
—	(0.47)	9.74	0.22%	135,360	0.50%	3.54%	0.61%	159.78%
—	(0.48)	9.92	6.87%	136,288	0.52%	3.97%	0.59%	68.56%

—	(0.47)	10.88	11.09%	41,131	0.45%	4.37%	0.79%	32.07%
—	(0.44)	11.03	5.55%	50,720	0.45%	4.05%	0.78%	17.67%
—	(0.38)	11.32	6.15%	62,090	0.49%	3.38%	0.80%	19.37%
—	(0.35)	11.03	0.57%	57,765	0.50%	3.16%	0.80%	22.74%
—	(0.37)	11.04	3.46%	56,663	0.52%	3.31%	0.81%	21.94%

—	(0.41)	10.00	8.32%	80,047	0.45%	4.13%	0.73%	92.07%
—	(0.38)	10.10	4.89%	79,238	0.45%	3.79%	0.75%	47.25%
—	(0.29)	10.25	4.36%	122,650	0.49%	2.73%	0.75%	41.77%
—	(0.21)	10.05	0.08%	142,348	0.50%	2.05%	0.73%	23.36%
—	(0.20)	9.98	1.34%	110,381	0.52%	2.03%	0.74%	20.26%

—	(0.45)	9.91	10.60%	181,297	0.45%	4.58%	0.72%	160.45%
—	(0.60)	9.86	5.81%	174,299	0.45%	3.97%	0.73%	108.13%
—	(0.42)	10.03	6.12%	170,408	0.49%	3.38%	0.72%	36.00%
—	(0.33)	9.71	0.13%	143,400	0.50%	3.37%	0.72%	20.38%
—	(0.34)	9.72	3.62%	122,151	0.52%	3.45%	0.74%	16.69%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	$1.00	$0.0070	$—	$0.0070	$(0.0070)	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
Government Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/04	1.00	0.0047	—	0.0047	(0.0047)	—
Year ended 05/31/05	1.00	0.0110	—	0.0110	(0.0110)	—
Tax-Exempt Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0058	—	0.0058	(0.0058)	—
Year ended 05/31/04	1.00	0.0037	—	0.0037	(0.0037)	—
Year ended 05/31/05	1.00	0.0074	—	0.0074	(0.0074)	—
Growth & Income Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	13.79	0.06	1.53	1.59	(0.06)	—
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	—
Equity Income Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	3.43	0.03	0.44	0.47	(0.03)	—
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	—
Equity Growth Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	4.97	0.01	0.74	0.75	(0.01)	—
Year ended 05/31/04	5.71	—	0.92	0.92	0.00[3]	—
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	—
Capital Opportunities Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	5.77	(0.02)	1.76	1.74	—	—
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—
International Equity Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	8.94	0.12	0.87	0.99	(0.14)	—
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $0.005.
[4]	Aggregate Since Inception

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.0070)	$1.00	0.70%	$830	0.38%[2]	0.94%[2]	0.94%[2]	n/a
—	(0.0050)	1.00	0.50%	82,792	0.86%	0.21%	0.95%	n/a
—	(0.0113)	1.00	1.14%	86,699	0.90%	1.13%	0.94%	n/a

—	(0.0068)	1.00	0.68%	448	0.38%[2]	0.87%[2]	0.95%[2]	n/a
—	(0.0047)	1.00	0.47%	2,814	0.74%	0.31%	0.94%	n/a
—	(0.0110)	1.00	1.11%	1,550	0.90%	0.98%	0.94%	n/a

—	(0.0058)	1.00	0.59%	2,354	0.38%[2]	0.83%[2]	0.95%[2]	n/a
—	(0.0037)	1.00	0.37%	7,369	0.68%	0.28%	0.95%	n/a
—	(0.0074)	1.00	0.74%	12,305	0.90%	0.75%	0.96%	n/a

—	(0.06)	15.32	11.56%	1,023	1.25%[2]	0.47%[2]	1.31%[2]	40.90%
—	(0.05)	17.86	16.96%	4,448	1.25%	0.11%	1.30%	38.63%
—	(0.09)	18.81	5.84%	6,292	1.28%	0.37%	1.30%	32.10%

—	(0.03)	3.87	13.74%	33	1.25%[2]	1.60%[2]	1.40%[2]	32.17%
—	(0.06)	4.50	18.06%	298	1.25%	1.55%	1.35%	37.87%
—	(0.07)	4.78	7.87%	378	1.28%	1.73%	1.36%	26.98%

—	(0.01)	5.71	15.06%	22	1.25%[2]	0.08%[2]	1.62%[2]	40.69%
—	0.00[3]	6.63	16.21%	152	1.25%	(0.25)%	1.49%	49.41%
—	(0.02)	6.81	2.97%	270	1.28%	0.02%	1.51%	49.81%

—	—	7.51	30.16%	106	1.75%[2]	(0.94)%[2]	2.17%[2]	98.94%
—	—	9.37	24.77%	894	1.75%	(0.94)%	2.06%	69.23%
—	—	10.16	8.43%	1,368	1.78%	(0.95)%	2.04%	56.09%

—	(0.14)	9.79	11.10%	70	1.75%[2]	1.67%[2]	2.61%[2]	45.32%
—	(0.04)	12.38	26.99%	1,079	1.75%	0.76%	2.10%	91.00%
—	(0.05)	13.98	13.35%	2,007	1.77%	1.00%	2.09%	44.61%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Diversified Real Estate Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	$10.72	$0.36	$0.73	$1.09	$(0.42)	$—
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)
Low Duration Bond Fund Class A Shares
For Period 3/15/04 to 05/31/04[1]	10.00	0.02	(0.15)	(0.13)	(0.02)	—
Year ended 05/31/05	9.85	0.14	(0.03)	0.11	(0.14)	—
Limited Maturity Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.46	0.20	0.10	0.30	(0.20)	—
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	—
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	—
Total Return Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	9.95	0.26	0.26	0.52	(0.28)	—
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)
Maryland Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	11.31	0.21	0.01	0.22	(0.21)	—
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	—
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	—
Tax-Exempt Limited Maturity Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.25	0.14	—	0.14	(0.14)	—
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	—
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	—
National Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.14	0.19	(0.03)	0.16	(0.19)	(0.08)
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $0.005.
[4]	Aggregate Since Inception

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.42)	$11.39	10.54%	$194	1.55%[2]	0.92%[2]	1.64%[2]	14.84%
(0.03)	(0.61)	13.46	23.82%	1,109	1.54%	1.71%	1.54%	24.99%
(0.11)	(0.98)	16.07	27.14%	2,012	1.53%	1.42%	1.53%	18.49%

—	(0.02)	9.85	(1.33)%[4]	12	0.85%[2]	0.82%[2]	1.05%[2]	9.04%
—	(0.14)	9.82	1.13%	85	0.87%	1.67%[2]	0.92%	85.73%

—	(0.20)	10.56	2.84%	262	1.00%[2]	2.64%[2]	1.10%[2]	62.07%
—	(0.24)	10.31	(0.11)%	2,506	1.00%	2.27%	1.09%	79.96%
—	(0.27)	10.26	2.13%	2,681	1.03%	2.59%	1.08%	63.24%

—	(0.28)	10.19	5.32%	85	1.00%[2]	3.45%[2]	1.11%[2]	108.44%
—	(0.42)	9.74	(0.28)%	871	1.00%	3.18%	1.11%	159.78%
—	(0.43)	9.92	6.34%	768	1.02%	3.45%	1.09%	68.56%

—	(0.21)	11.32	1.95%	827	1.00%[2]	2.71%[2]	1.39%[2]	19.37%
—	(0.30)	11.03	0.08%	1,258	1.00%	2.67%	1.30%	22.74%
—	(0.31)	11.04	2.94%	852	1.02%	2.81%	1.31%	21.94%

—	(0.14)	10.25	1.33%	557	1.00%[2]	1.78%[2]	1.33%[2]	41.77%
—	(0.16)	10.05	(0.42)%	496	1.00%	1.55%	1.23%	23.36%
—	(0.15)	9.98	0.84%	411	1.02%	1.53%	1.24%	20.26%

—	(0.27)	10.03	1.67%	35	1.00%[2]	2.82%[2]	1.23%[2]	36.00%
—	(0.28)	9.73	(0.16)%	281	1.00%	2.92%	1.22%	20.38%
—	(0.29)	9.74	3.09%	276	1.02%	2.95%	1.24%	16.69%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	$1.00	$0.0071	$—	$0.0071	$(0.0071)	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
Government Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0073	—	0.0073	(0.0073)	—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0114	—	0.0114	(0.0114)	—
Tax Exempt Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0056	—	0.0056	(0.0056)	—
Year ended 05/31/04	1.00	0.0045	—	0.0045	(0.0045)	—
Year ended 05/31/05	1.00	0.0077	—	0.0077	(0.0077)	—
Growth & Income Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	13.79	0.04	1.49	1.53	(0.04)	—
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—
Year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	—
Equity Income Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	3.43	0.03	0.44	0.47	(0.02)	—
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—
Year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	—
Equity Growth Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	4.97	—	0.72	0.72	—	—
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	—
Year ended 05/31/05	6.59	0.01	0.14	0.15	— [4]	—
Capital Opportunities Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	5.77	(0.02)	1.72	1.70	—	—
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—
International Equity Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	8.94	0.14	0.80	0.94	(0.12)	—
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—
Year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Aggregate Since Inception
[4]	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.0071)	$1.00	0.72%	$84	0.38%[2]	0.88%[2]	1.45%[2]	n/a
—	(0.0050)	1.00	0.50%	475	0.59%	0.48%	1.45%	n/a
—	(0.0113)	1.00	1.14%	1,321	0.90%	1.27%	1.44%	n/a

—	(0.0073)	1.00	0.74%	1	0.38%[2]	1.05%[2]	1.50%[2]	n/a
—	(0.0050)	1.00	0.50%	3	0.47%	0.40%	1.44%	n/a
—	(0.0114)	1.00	1.14%	3	0.86%	1.14%	1.34%	n/a

—	(0.0056)	1.00	0.56%	1	0.38%[2]	0.90%[2]	1.52%[2]	n/a
—	(0.0045)	1.00	0.45%	1	0.43%	0.45%	1.45%	n/a
—	(0.0077)	1.00	0.78%	2	0.90%	0.85%	1.42%	n/a

—	(0.04)	15.28	11.12%	412	1.75%[2]	0.07%[2]	1.80%[2]	40.90%
—	(0.02)	17.76	16.39%	2,267	1.75%	(0.42)%	1.80%	38.63%
—	(0.07)	18.63	5.29%	2,862	1.77%	(0.13)%	1.80%	32.10%

—	(0.02)	3.88	13.71%	1	1.75%[2]	1.01%[2]	1.81%[2]	32.17%
—	(0.05)	4.51	17.52%	57	1.75%	1.60%	1.85%	37.87%
—	(0.05)	4.79	7.39%	36	1.77%	1.17%	1.85%	26.98%

—	—	5.69	14.50%	8	1.75%[2]	(0.72)%[2]	2.81%[2]	40.69%
—	(0.01)	6.59	15.93%	9	1.75%	(0.78)%	1.99%	49.41%
—	—[4]	6.74	2.30%	16	1.78%	(0.38)%	2.01%	49.81%

—	—	7.47	29.46%	33	2.25%[2]	(1.40)%[2]	2.70%[2]	98.94%
—	—	9.28	24.23%	452	2.25%	(1.40)%	2.56%	69.23%
—	—	10.01	7.87%	659	2.28%	(1.38)%	2.54%	56.09%

—	(0.12)	9.76	10.53%	37	2.25%[2]	2.53%[2]	3.00%[2]	45.32%
—	(0.04)	12.28	26.39%	480	2.25%	0.45%	2.60%	91.00%
—	(0.01)	13.87	12.92%	655	2.27%	0.32%	2.59%	44.61%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Diversified Real Estate Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	$10.72	$0.33	$0.73	$1.06	$(0.41)	$—
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)
Low Duration Bond Fund Class C Shares
For Period 03/15/04 to 05/31/04[1]	10.00	0.01	(0.15)	(0.14)	(0.01)	—
Year ended 05/31/05	9.85	0.10	(0.03)	0.07	(0.10)	—
Limited Maturity Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.46	0.16	0.09	0.25	(0.16)	—
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	—
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	—
Total Return Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	9.95	0.24	0.25	0.49	(0.25)	—
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)
Maryland Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	11.31	0.17	0.01	0.18	(0.17)	—
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	—
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	—
Tax-Exempt Limited Maturity Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.25	0.10	—	0.10	(0.10)	—
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	—
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	—
National Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.14	0.16	(0.02)	0.14	(0.16)	(0.08)
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Aggregate Since Inception
[4]	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.41)	$11.37	10.25%	$155	2.05%[2]	1.04%[2]	2.14%[2]	14.84%
(0.04)	(0.56)	13.40	23.04%	711	2.04%	1.82%	2.04%	24.99%
(0.11)	(0.89)	16.03	26.62%	860	2.03%	0.91%	2.03%	18.49%

—	(0.01)	9.85	(1.42)%[3]	12	1.60%[2]	0.37%[2]	2.20%[2]	9.04%
—	(0.10)	9.82	0.68%	12	1.33%	0.98%	1.34%	85.73%

—	(0.16)	10.55	2.41%	155	1.50%[2]	2.03%[2]	1.63%[2]	62.07%
—	(0.19)	10.31	(0.52)%	1,035	1.50%	1.76%	1.59%	79.96%
—	(0.22)	10.26	1.62%	1,103	1.53%	2.10%	1.58%	63.24%

—	(0.25)	10.19	5.03%	76	1.50%[2]	2.65%[2]	1.63%[2]	108.44%
—	(0.37)	9.74	(0.79)%	332	1.50%	2.63%	1.61%	159.78%
—	(0.38)	9.92	5.81%	595	1.53%	2.98%	1.59%	68.56%

—	(0.17)	11.32	1.59%	52	1.50%[2]	2.21%[2]	1.83%[2]	19.37%
—	(0.24)	11.03	(0.43)%	240	1.50%	2.19%	1.80%	22.74%
—	(0.26)	11.04	2.43%	218	1.52%	2.31%	1.81%	21.94%

—	(0.10)	10.25	0.98%	1	1.50%[2]	1.51%[2]	1.91%[2]	41.77%
—	(0.11)	10.05	(0.91)%	123	1.50%	1.06%	1.73%	23.36%
—	(0.10)	9.98	0.33%	106	1.53%	1.03%	1.74%	20.26%

—	(0.24)	10.04	1.43%	52	1.50%[2]	2.31%[2]	1.73%[2]	36.00%
—	(0.24)	9.71	(0.96)%	172	1.50%	2.41%	1.72%	20.38%
—	(0.24)	9.72	2.59%	177	1.53%	2.45%	1.74%	16.69%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in fifteen investment portfolios: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Low Duration Bond Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, the “Fund”).

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares. Class B Shares of each Fund were previously issued and as of February 20, 2004 Class B Shares were closed to new investors and at close of business on May 31, 2004, all outstanding Class B Shares were exchanged for Class A Shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company’s Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost; which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of the Growth & Income Fund, Equity Income Fund and Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. The Company intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax resolutions.

D)	Repurchase Agreements: Each Fund except the Tax-Exempt Money Market Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value equal to 102% of the repurchase agreement.

E)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F)	Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

G)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as unrealized gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

H)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Net Assets. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates.

I)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for the International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in certain high quality, liquid investments. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Company has the right under the securities lending agreement to recover the securities from the borrower on demand.

At May 31, 2005, the cash collateral investments consisted of:

Repurchase Agreements (with interest rates of 3.04% and maturity dates of 06/01/05)	29%
Commercial Paper (with interest rates ranging from 3.03% to 3.68% and maturity dates ranging from 06/10/05 to 06/27/05)	20%
Floating Rate Notes (with interest rates ranging from 2.81% to 3.62% and maturity dates ranging from 06/01/05 to 06/22/06)	38%
Asset Backed Securities (with interest rates ranging from 3.08% to 3.15% and maturity dates ranging from 06/13/05 to 03/28/06)	13%

Total	100%

J)	International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

K)	Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

L)	The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. The International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

M)	The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

N)	The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

O)	In the normal course of business the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as Advisor, Mercantile receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	.25%	.20%
Government Money Market Fund	.25%	.20%
Tax-Exempt Money Market Fund	.25%	.20%
Growth & Income Fund	.60%	.40%
Equity Income Fund	.60%	.40%
Equity Growth Fund	.60%	.40%
Low Duration Bond Fund	.30%	.20%
Limited Maturity Bond Fund	.35%	.20%
Total Return Bond Fund	.35%	.20%
Maryland Tax-Exempt Bond Fund	.50%	.25%
Tax-Exempt Limited Maturity Bond Fund	.50%	.25%
National Tax-Exempt Bond Fund	.50%	.25%
International Equity Fund	1.22%	1.10%
Diversified Real Estate Fund	.80%	.60%
Capital Opportunities Fund	1.30%	1.20%

Mercantile pays sub-advisory fees for the following funds to:

Sub-Advisor	Fund	Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $25 million On the second $25 million On the third $25 million On net assets in excess of $75 million
Julius Baer Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $20 million On the second $20 million On the next $60 million On net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70% 0.60%	On average net assets up to $1 billion On net assets in excess of $1 billion
Boyd Watterson Asset Management, LLC (a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company)*	Low Duration Bond Fund Limited Maturity and Total Return Bond Funds	0.15% 0.10% 0.075%	On average net assets up to $1 billion. On net assets in excess of $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that the Advisor has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund (Mercantile pays sub-administration fees to BISYS Fund Services Ohio, Inc., an affiliate of the Company’s distributor). Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund.

Shares in each Fund are sold on a continuous basis by the Company’s distributor, Mercantile Investment Services, Inc, (the “Distributor”), an affiliate of BISYS Fund Services Inc. The Distributor receives no fee for these services. Prior to May 14, 2004, the distributor was BISYS Fund Services Limited Partnership. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, receives fees for fund accounting, blue sky and transfer agent services provided to the Funds.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations.

Each director of the Company receives from the Company an annual fee of $20,000, and a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board of Directors receives an additional fee of $10,000 for his services in this capacity.

3.	NET ASSETS

At May 31, 2005, net assets consisted of the following:

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund	Growth & Income Fund	Equity Income Fund
Capital Paid-In
Institutional Shares	$711,517,123	$383,752,709	$210,239,257	$362,110,094	$80,347,107
Class A Shares	86,696,579	1,550,278	12,305,110	5,655,007	335,801
Class C Shares	1,320,568	3,045	1,618	2,503,069	33,955
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(29,550)	(2,291)	(70,952)	4,005,927	(1,975,385)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	—	—	—	90,179,967	18,488,168
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	—	—	—	708,616	418,000

Net Assets	$799,504,720	$385,303,741	$222,475,033	$465,162,680	$97,647,646

	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund	Low Duration Bond Fund
Capital Paid-In
Institutional Shares	$57,777,204	$152,687,454	$414,741,587	$129,444,842	$13,530,006
Class A Shares	251,912	1,175,233	1,788,420	1,601,476	85,637
Class C Shares	14,102	553,307	518,084	669,796	11,818
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(28,679,185)	6,180,293	2,415,035	1,741,079	(734,543)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	5,577,707	31,456,492	67,916,062	61,252,554	(100,289)
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	32,036	—	1,181,822	817,291	—

Net Assets	$34,973,776	$192,052,779	$488,561,010	$195,527,038	$12,792,629

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

3.	NET ASSETS — Continued

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
Capital Paid-In
Institutional Shares	$166,573,167	$134,254,370	$55,398,826	$111,267,350	$118,454,237
Class A Shares	2,733,255	772,766	862,562	427,844	282,648
Class C Shares	1,119,650	598,968	220,696	108,350	181,369
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(1,232,157)	(28,853)	(836,199)	(723,846)	(829,550)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(307,575)	2,054,194	2,086,999	(181,387)	4,515,389
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	—	—	—	—	—

Net Assets	$168,886,340	$137,651,445	$57,732,884	$110,898,311	$122,604,093

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

4.	FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at May 31, 2005 is as follows:

Settlement Dates	Sell	Buy	Net Unrealized Appreciation/ (Depreciation)
06/24/2005	TRY 1,083,676	USD 765,200	$(23,043)
06/27/2005	PLN 2,440,000	USD 762,500	$43,207
06/27/2005	TRY 911,866	USD 649,200	$(13,036)
06/27/2005	CZK 9,057,524	USD 392,900	$24,907
06/29/2005	HUF 73,367,658	USD 381,200	$27,322
06/30/2005	USD 942,667	TRY 1,311,080	$8,011
06/30/2005	TRY 1,963,332	USD 1,365,700	$(57,933)
07/08/2005	PLN 1,128,540	USD 350,000	$17,499
07/08/2005	HUF 71,711,460	USD 369,000	$23,432
07/13/2005	USD 4,292,500	EUR 3,295,231	$(230,598)
07/21/2005	PLN 9,949,643	USD 3,065,100	$126,588
07/21/2005	HUF 181,680,963	USD 938,000	$60,128
07/21/2005	USD 4,795,520	YEN 483,091,100	$(323,027)
07/25/2005	BPS 3,600,000	EUR 5,222,652	$(87,355)
07/25/2005	BPS 3,600,000	YEN 728,613,000	$220,228
08/08/2005	USD 1,383,900	YEN 144,073,677	$(26,114)
08/31/2005	USD 1,388,951	BPS 730,800	$(65,587)
08/31/2005	CZK 16,480,400	USD 734,421	$62,800
08/31/2005	HUF 208,510,926	USD 1,020,000	$20,622
08/31/2005	PLN 2,649,290	USD 791,700	$12,982
10/07/2005	TRY 673,469	USD 465,000	$(8,145)
10/11/2005	CZK 1,781,303	USD 77,000	$4,241
10/20/2005	TRY 2,860,792	USD 1,960,200	$(41,475)
10/21/2005	USD 561,146	CZK 13,006,805	$(29,571)
10/21/2005	CZK 26,318,940	USD 1,142,000	$64,557
11/28/2005	TRY 599,373	USD 407,100	$(7,698)
11/30/2005	CZK 9,365,488	USD 387,500	$3,951
12/01/2005	USD 3,503,597	YEN 349,682,400	$(224,197)

			$(417,304)

Currency Legend

AUD	Australia Dollar
BPS	British Pound
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungary Forint
PLN	Poland Zlotych
TRY	Turkey New Lira
USD	U.S. Dollar
YEN	Japanese Yen

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

5.	SECURITIES LENDING

At May 31, 2005, the value of securities loaned and collateral was as follows:

	Market Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$28,381,425	$29,057,618
Government Money Market Fund	115,060,340	117,981,234
Growth & Income Fund	84,466,451	88,027,429
Equity Income Fund	15,150,159	15,819,274
Equity Growth Fund	4,153,441	4,331,157
Capital Opportunities Fund	25,831,704	26,942,112
International Equity Fund	88,080,915	95,621,614
Diversified Real Estate Fund	70,883,949	72,545,220
Limited Maturity Bond Fund	61,645,967	63,760,014
Total Return Bond Fund	26,708,890	27,678,686

6.	PURCHASES & SALES OF SECURITIES

For the fiscal year ended May 31, 2005, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$148,423,939	$183,537,308	$—	$—
Equity Income Fund	28,959,125	23,906,475	—	—
Equity Growth Fund	17,383,976	15,831,782	—	—
Capital Opportunities Fund	106,913,194	92,771,375	—	—
International Equity Fund	310,946,742	171,888,525	—	—
Diversified Real Estate Fund	32,863,434	39,970,351	—	—
Low Duration Bond Fund	3,082,409	2,543,849	18,547,225	46,764,846
Limited Maturity Bond Fund	21,662,584	25,804,926	85,257,033	82,618,913
Total Return Bond Fund	11,002,104	31,000,434	78,021,558	65,011,015
Maryland Tax-Exempt Bond Fund	12,406,599	16,084,053	—	—
Tax-Exempt Limited Maturity Bond Fund	24,992,067	51,635,779	—	—
National Tax-Exempt Bond Fund	21,587,844	48,492,411	—	—

7.	CAPITAL LOSS CARRYOVERS

At May 31, 2005, the following Funds had capital loss carryovers:

Expiration date 5/31	2006	2008	2009	2010	2011	2012	2013	TOTAL
Prime Money Market Fund	(29,550)	—	—	—	—	—	—	(29,550)
Government Money Market Fund	—	—	—	(2,291)	—	—	—	(2,291)
Tax-Exempt Money Market Fund	(1,680)	(6,309)	—	—	—	(62,963)	—	(70,952)
Equity Income Fund	—	—	—	—	(1,773,204)	—	—	(1,773,204)
Equity Growth Fund	—	—	—	(3,861,374)	(24,006,173)	(754,088)	—	(28,621,635)
Low Duration Bond Fund	—	—	—	—	—	(57,241)	(295,238)	(352,479)
Limited Maturity Bond Fund	—	—	—	—	(730,780)	—	(66,571)	(797,351)
Maryland Tax-Exempt Bond Fund	—	—	—	—	—	(619,043)	—	(619,043)
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	—	(281,678)	—	(281,678)
National Tax-Exempt Bond Fund	—	—	—	—	—	(829,552)	—	(829,552)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

7.	CAPITAL LOSS CARRYOVERS — Continued

During the year ended May 31, 2005, the following funds utilized capital loss carryforwards to offset capital gains realized.

Tax-Exempt Money Market Fund	$174
Growth & Income Fund	$16,346,075
Equity Income Fund	$1,718,066
Equity Growth Fund	$1,343,062
Capital Opportunities Fund	$2,632,228
International Equity Fund	$7,596,910
National Tax-Exempt Bond Fund	$741,291
Maryland Tax-Exempt Bond Fund	$171,149
Tax-Exempt Limited Maturity Bond Fund	$280,187

8.	FEDERAL INCOME TAX INFORMATION

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, losses deferred with respect to wash sales, investments in passive foreign investment companies and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

The tax character of distributions paid during 2005 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	—	12,621,992	—	—	12,621,992
Government Money Market Fund	—	6,903,697	—	—	6,903,697
Tax-Exempt Money Market Fund	2,803,993	—	—	—	2,803,993
Growth & Income Fund	—	3,706,483	—	—	3,706,483
Equity Income Fund	—	1,813,842	—	—	1,813,842
Equity Growth Fund	—	177,318	—	—	177,318
Capital Opportunities Fund	—	—	—	—	—
International Equity Fund	—	2,741,562	—	—	2,741,562
Diversified Real Estate Fund	—	5,952,842	5,628,083	1,299,096	12,880,021
Low Duration Bond Fund	—	436,456	—	—	436,456
Limited Maturity Bond Fund	—	5,338,284	—	—	5,338,284
Total Return Bond Fund	—	5,774,377	606,218	—	6,380,595
Maryland Tax-Exempt Bond Fund	1,946,494	—	—	—	1,946,494
Tax-Exempt Limited Maturity Bond Fund	2,610,367	—	—	—	2,610,367
National Tax-Exempt Bond Fund	4,595,231	—	—	—	4,595,231

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

8.	FEDERAL INCOME TAX INFORMATION — Continued

The tax character of distributions paid during 2004 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	—	4,953,856	—	—	4,953,856
Government Money Market Fund	—	2,873,183	—	—	2,873,183
Tax-Exempt Money Market Fund	1,746,223	—	—	—	1,746,223
Growth & Income Fund	—	2,721,027	—	—	2,721,027
Equity Income Fund	—	1,697,281	—	—	1,697,281
Equity Growth Fund	—	120,601	—	—	120,601
Capital Opportunities Fund	—	—	—	—	—
International Equity Fund	—	993,656	—	—	993,656
Diversified Real Estate Fund	—	3,611,941	1,744,298	598,813	5,955,052
Low Duration Bond Fund	—	112,230	—	—	112,230
Limited Maturity Bond Fund	—	4,934,837	—	—	4,934,837
Total Return Bond Fund	—	6,599,329	268,348	—	6,867,677
Maryland Tax-Exempt Bond Fund	2,043,375	—	—	—	2,043,375
Tax-Exempt Limited Maturity Bond Fund	2,892,484	—	—	—	2,892,484
National Tax-Exempt Bond Fund	5,328,429	—	—	—	5,328,429

The tax-basis components of distributable earnings at May 31, 2005 was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carry- forwards	Post-October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	—	—	—	(29,550)	—	799,534,270	799,504,720
Government Money Market Fund	—	—	—	(2,291)	—	385,306,032	385,303,741
Tax-Exempt Money Market Fund	—	—	—	(70,952)	—	222,545,985	222,475,033
Growth & Income Fund	708,617	4,472,303	89,713,588	—	—	370,268,172	465,162,680
Equity Income Fund	418,000	—	18,285,987	(1,773,204)	—	80,716,863	97,647,646
Equity Growth Fund	32,036	—	5,520,156	(28,621,635)	—	58,043,219	34,973,776
Capital Opportunities Fund	—	7,213,837	30,422,948	—	—	154,415,994	192,052,779
International Equity Fund	3,766,875	4,852,892	65,833,686	—	(2,940,534)	417,048,091	488,561,010
Diversified Real Estate Fund	817,292	1,741,082	61,252,554	—	—	131,716,110	195,527,038
Low Duration Bond Fund	—	—	(122,896)	(352,479)	(359,458)	13,627,462	12,792,629
Limited Maturity Bond Fund	—	—	(311,033)	(797,351)	(431,349)	170,426,073	168,886,340
Total Return Bond Fund	—	—	2,045,523	—	(20,182)	135,626,104	137,651,445
Maryland Tax-Exempt Bond Fund	—	—	2,086,999	(619,043)	(217,157)	56,482,085	57,732,884
Tax-Exempt Limited Maturity Bond Fund	—	—	(181,387)	(281,678)	(442,168)	111,803,544	110,898,311
National Tax-Exempt Bond Fund	—	—	4,515,389	(829,552)	—	118,918,256	122,604,093

The tax-basis components of distributable earnings at May 31, 2004 was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carry- forwards	Post-October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	—	—	—	(34,920)	—	785,136,203	785,101,283
Government Money Market Fund	—	—	—	(2,291)	—	375,967,480	375,965,189
Tax-Exempt Money Market Fund	—	—	—	(71,126)	—	257,334,196	257,263,070
Growth & Income Fund	361,302	—	85,495,690	(16,346,075)	—	406,778,089	476,289,006
Equity Income Fund	206,026	—	14,761,229	(3,491,270)	—	76,726,103	88,202,088
Equity Growth Fund	20,175	—	5,948,822	(29,964,697)	—	56,570,627	32,574,927
Capital Opportunities Fund	—	—	25,148,357	(3,776,746)	—	133,865,078	155,236,689
International Equity Fund	1,539,345	—	35,733,995	(11,443,703)	—	283,279,375	309,109,012
Diversified Real Estate Fund	1,026,018	3,344,676	25,670,730	—	—	133,905,920	163,947,344
Low Duration Bond Fund	—	—	(715,078)	(57,241)	—	46,552,195	45,779,876
Limited Maturity Bond Fund	—	—	39,625	(730,780)	—	176,092,438	175,401,283
Total Return Bond Fund	—	537,262	(988,184)	—	—	137,048,399	136,597,477
Maryland Tax-Exempt Bond Fund	—	—	1,982,168	(790,192)	—	58,138,830	59,330,806
Tax-Exempt Limited Maturity Bond Fund	—	—	495,837	(561,864)	—	143,034,202	142,968,175
National Tax-Exempt Bond Fund	—	—	4,833,602	(1,570,843)	—	140,590,846	143,853,605

Mercantile Funds, Inc.

Notes to Financial Statements — Concluded

8.	FEDERAL INCOME TAX INFORMATION — Continued

Temporary differences are not adjusted for financial reporting purposes; however, permanent differences are reclassified in the capital and undistributed accounts. For the year ended May 31, 2005, the Funds recorded the following permanent reclassifications. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

	Undistributed net investment income	Undistributed net realized gain	Paid-in Capital	Adjustment due to
Prime Money Market Fund	—	5,370	(5,370)	Expiring capital loss carryforward
Capital Opportunities Fund	682,177	—	(682,177)	Net Operating Losses
International Equity Fund	(2,794,415)	2,794,415	—	Currency reclass
Diversified Real Estate Fund	2,824,342	(1,525,246)	(1,299,096)	Return of Capital, Distribution reallocation
Limited Maturity Bond Fund	3,262	(3,262)	—	Paydown reclass
Total Return Bond Fund	409,515	(406,346)	(3,169)	Paydown reclass, Return of Capital

9.	LINE OF CREDIT

The Company has established a line of credit with Fifth Third Bank. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus .50% per annum. At May 31, 2005, the Funds had no outstanding borrowings under the line of credit. During the fiscal year ended May 31, 2005, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Capital Opportunities Fund	$258,543—$ 820,920	$52	1.00%
Government Money Market Fund	$600,000	$20	1.20%
Growth & Income Fund	$2,760,797—$2,809,656	$783	2.52%
International Equity Fund	$5,612,028—$7,063,768	$697	1.98%
Tax-Exempt Money Market Fund	$15,744,444	$3,595	2.74%

10.	FORWARD AGREEMENTS TO ENTER INTO AN INTEREST RATE SWAP

The following is a summary of open forward agreements to enter into an interest rates swap contract as of May 31, 2005.

	Notional Amount	Description	Unrealized Appreciation (Depreciation)
Maryland Tax-Exempt Bond Fund	$8,400,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 08/04/2025 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 4.014% semi-annually.	$(228,636)
Tax-Exempt Limited Maturity Bond Fund	$17,500,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 08/03/2015 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 3.664% semi-annually.	$(287,864)
National Tax-Exempt Bond Fund	$18,500,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 08/04/2025 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 4.014% semi-annually.	$(503,543)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Mercantile Funds, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Low Duration Bond Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (constituting Mercantile Funds, Inc., hereafter referred to as the “Funds”) at May 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 26, 2005

Mercantile Funds, Inc.

Directors and Officers

(Unaudited)

The business and affairs of the Mercantile Funds, Inc. (the “Company”) are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.”

Name and Age	Position(s) Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee
INDEPENDENT DIRECTORS
L. White Matthews, III — 59	Director	Since 2003	Retired since 2001; Director, Executive Vice President and Chief Financial Officer, Ecolab, Inc. (cleaning products and services) 1999-2001.	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products); and Computer Horizons Corp. (computer services).

Edward D. Miller — 62	Director	Since 2002	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund

John R. Murphy — 70	Director and Chairman of the Board	Since 2002	Vice Chairman, National Geographic Society, March 1998 to present.	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund, Omnicom Group, Inc. (media and marketing services).

George R. Packard, III — 72	Director	Since 2002	President, U.S. Japan Foundation, July 1998 to present.	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund.

Thomas L. Owsley — 64	Director	Since 2005	Retired since August 2004; President, Chief Executive Officer and Chief Operating Officer, Crown Central Petroleum Corporation 2003 to August 2004: Senior Vice President, General Counsel and Corporate Secretary 2001 to 2003: Senior Vice President and Chief Legal Officer 1998 to 2001.	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund.

INTERESTED DIRECTOR
Decatur H. Miller[1] — 72	Director	Since 1989	Retired.	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund.

[1]	Mr. Miller is an “interested person” of the Company because he is a co-trustee of a trust for which Mercantile-Safe Deposit and Trust Company, the parent company of Mercantile, is also a co-trustee.

OFFICERS

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers who are not Directors.

Name and Age	Position Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin A. McCreadie — 44	President	Since 2004	Executive Vice President of the Company from 2003 to March 2004. President, Mercantile since 2004; Chief Investment Officer, Mercantile and MSD&T since 2002; Partner, Brown Investment Advisory & Trust Company from 1999 to 2002.

Cornelia H. McKenna — 38	Vice President	Since 2002	Vice President, Mercantile and MSD&T.

Edward J. Veilleux — 61	Assistant Vice President and Chief Compliance Officer	Since 2004	President, EJV Financial Services (consulting) since 2002; Director, DeAM from 1987 to 2002.

Scott J. Liotta — 40	Treasurer	Since 2005	Vice President, MSD&T since 2003; Vice President, ProFund Advisors LLC from 1999 to 2002.

Jennifer E. Vollmer — 33	Secretary	Since 2002	Vice President, Mercantile and MSD&T since 2001; Associate, DeAM from 1999 to 2001.

Savonne L. Ferguson — 31	Assistant Secretary	Since 2004	Assistant Vice President, Mercantile and MSD&T since 2002; DeAM Associate (2002) from 1999 to 2002.

Mercantile Funds, Inc.

REPORT OF SPECIAL MEETING OF SHAREHOLDERS

(Unaudited)

A Special Meeting of Shareholders of the Company was held on May 13, 2005 for the purpose of electing six directors: L.White Matthews, III, Decatur H. Miller, Edward D. Miller, John R. Murphy, Thomas L. Owsley, and George R. Packard, III.

At the meeting, the shareholders of the Company elected each director. The results of the vote are as follows:

	FOR	WITHHOLD	Total Votes
L.W. Matthews	1,221,226,221.456	20,003,981.079	1,241,230,202.535
D. H. Miller	1,230,554,194.960	10,676,007.575	1,241,230,202.535
E. D. Miller	1,221,271,957.034	19,958,245.501	1,241,230,202.535
J. R. Murphy	1,221,272,757.975	19,957,444.560	1,241,230,202.535
T. L. Owsley	1,230,182,696.379	11,047,506.156	1,241,230,202.535
G. R. Packard	1,221,272,395.254	19,957,807.281	1,241,230,202.535

IMPORTANT TAX INFORMATION

(Unaudited)

During the fiscal year ended May 31, 2005, the distributions paid by the Funds were derived from the following:

	Net Investment Income and Short- Term Capital Gains (taxable as ordinary income)	Exempt Interest Dividends (excludable from gross income for Federal income tax purposes)	Long-Term Capital Gains	Return of Capital
Prime Money Market Fund	100.0%	0.0%	0.0%	0.0%
Government Money Market Fund	100.0%	0.0%	0.0%	0.0%
Tax-Exempt Money Market Fund	0.0%	100.0%	0.0%	0.0%
Growth & Income Fund[1]	100.0%	0.0%	0.0%	0.0%
Equity Income Fund[1]	100.0%	0.0%	0.0%	0.0%
Equity Growth Fund[1]	100.0%	0.0%	0.0%	0.0%
International Equity Fund[2]	100.0%	0.0%	0.0%	0.0%
Diversified Real Estate Fund	46.2%	0.0%	43.7%	10.1%
Low Duration Bond Fund	100.0%	0.0%	0.0%	0.0%
Limited Maturity Bond Fund	100.0%	0.0%	0.0%	0.0%
Total Return Bond Fund	90.5%	0.0%	9.5%	0.0%
Maryland Tax-Exempt Bond Fund	0.0%	100.0%	0.0%	0.0%
Tax-Exempt Limited Maturity Bond Fund	0.0%	100.0%	0.0%	0.0%
National Tax-Exempt Bond Fund	0.0%	100.0%	0.0%	0.0%

[1]	100% of distributions derived from net investment income and short-term capital gains qualify for the dividends received deduction available to corporate shareholders.
[2]	The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. See following page. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

CAPITAL GAIN DISTRIBUTIONS

During the fiscal year ending May 31, 2005, the Mercantile Funds distributed capital gains to shareholders of the Diversified Real Estate and Total Return Bond Funds on December 14, 2004. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the composition of the capital gain distribution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes. Pursuant to this requirement, these percentages are listed below:

	Short-Term	Long-Term
Diversified Real Estate Fund	22.09%	77.91%
Total Return Bond Fund	14.46%	85.54%

Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains. Long-Long Term capital gain distributions may be taxable at a lower capital gain rate.

QUALIFIED DIVIDEND INCOME

For taxable non-corporate shareholders, 100% of the Growth & Income, Equity Income, Equity Growth and International Equity Funds’ ordinary distribution represents qualified dividend income subject to the 15% rate category as of May 31, 2005.

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Mercantile International Equity Fund

Income by Country

Fiscal Year Ended May 31, 2005

	Percentage of Gross Income:	Percentage of Taxes Paid:
Argentina	0.00%	0.00%
Australia	2.62	0.13
Austria	1.42	2.28
Belgium	0.67	0.95
Brazil	0.15	0.00
Bulgaria	0.00	0.00
Canada	0.61	0.79
Cyprus	0.01	0.00
Czech Republic	1.33	1.73
Denmark	0.35	0.44
Finland	0.71	1.26
France	7.33	9.42
Germany	5.89	7.94
Greece	0.07	0.00
Hong Kong	0.11	0.00
Hungary	1.28	0.60
India	0.06	0.00
Indonesia	0.28	0.45
Ireland	0.28	0.36
Italy	7.21	11.68
Japan	7.32	4.43
Korea	0.59	0.63
Malaysia	0.02	0.06
Mexico	0.12	0.00
Netherlands	11.07	16.58
New Zealand	1.44	1.69
Norway	1.02	1.33
Philippines	0.06	0.13
Poland	0.80	1.03
Portugal	0.16	0.19
Romania	0.04	0.03
Romania	0.00	0.00
Russia	0.45	0.00
Singapore	0.42	0.73
South Africa	0.07	0.00
Spain	1.35	1.83
Sweden	3.16	4.08
Switzerland	7.80	11.58
Taiwan	0.70	0.00
Thailand	0.00	0.00
Turkey	0.69	0.51
United Kingdom	27.70	17.14
United States	4.28	0.00
Venezuela	0.36	0.00

Total	100.00	100.00

Foreign taxes withheld as of May 31, 2005 were $1,162,002 or 42.38% of distributed income.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement

(Unaudited)

At a meeting held on May 20, 2005, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Company’s Advisory Agreement with Mercantile Capital Advisors, Inc. (the “Adviser”) with respect to each Fund for an additional one-year period. In voting to approve the continuation of the Advisory Agreement, the Directors considered whether the continuance would be in the best interest of the Company and the shareholders of each of the Funds, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Advisory Agreement to the Company. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Advisory Agreement are reasonable and fair and that the continuation of the Advisory Agreement is in the best interests of the Company and the shareholders of each of the Funds.

In connection with such approval, the Directors considered, with the assistance of their independent counsel, their legal responsibilities and reviewed materials received from the Adviser. The materials were requested by counsel to the Directors, who is independent of the Adviser, on behalf of the Directors and contained specific information to assist the Director’s consideration of the Advisory Agreement. The Directors also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance. The Directors reviewed these materials with management of the Adviser and the Company, counsel to the Company and independent counsel to the Directors. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of the Adviser were present.

In reaching their determination to continue the Advisory Agreement, the Directors considered all factors they believed relevant, including (1) the nature, extent and quality of advisory services rendered by the Adviser; (2) a report comparing the advisory fees and total expense ratio (before and after waivers) of each Fund with its representative Lipper category; (3) a report showing (i) the overall Morningstar risk-adjusted ratings for each Fund and the investment performance of the institutional class of each non-money market fund for the one-, three-, five- and ten-year periods ended March 31, 2005 (if applicable to each Fund) with the respective Morningstar category averages, and (ii) the investment performance of each money market fund for the periods ended March 31, 2005 with the applicable money market universe average published by iMoneyNet; (4) a report on the advisory fee breakpoints of each Fund; (5) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders; and (6) a report on the Adviser’s profitability related to providing advisory services to the Funds after taking into account (i) advisory fees, administration fees and any other benefits realized by the Adviser or any of its affiliates as a result of its role as adviser for the Funds, and (ii) the direct and indirect expenses incurred by the Adviser in providing such advisory services to the Funds. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and it is presumed that each Director attributed different weights to the various factors.

With respect to the nature, extent and quality of advisory services provided by the Adviser under the Advisory Agreement, the Directors considered the experience and staffing of the portfolio management and investment research personnel of the Adviser dedicated to performing services for the Funds. The Directors considered the Adviser’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Directors also considered the Adviser’s compliance program and that it had recently been enhanced in light of new regulatory requirements. The Directors noted that each of these services provided by the Adviser draws on, and benefits from, the resources of the larger organization of the Adviser’s direct parent company, Mercantile-Safe Deposit and Trust Company. The Advisory Agreement authorizes the Adviser to employ sub-advisers to assist in the performance of any or all of the advisory services to the Funds under the Adviser’s supervision, provided that any fees or compensation payable to a sub-adviser shall be paid by the Adviser. The Directors considered the Adviser’s procedures to monitor the investment activities of the sub-advisers retained for certain of the Company’s Funds. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Company.

In assessing the advisory fees of each Fund, the Directors reviewed and considered the contractual advisory fee, the advisory fee after the Adviser’s waiver and the total expenses for the A, C and Institutional share class of each Fund. The discussion below reflects the advisory fees and total expenses of the Funds’ Institutional Class compared with the advisory fees and total expenses of the Lipper average institutional class. When considering the advisory fee of each Fund, the Directors also considered that the Adviser was willing to voluntarily waive its fee and reimburse expenses if each Fund’s expenses exceeded the amount disclosed in the Company’s prospectus.

The Directors also considered the annualized performance of each Fund in comparison to its one-, three-, five- and ten-year periods ended March 31, 2005 (if applicable to each Fund) with the respective Morningstar category averages. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed information for the Funds at other regular Board meetings during the year at which each Fund’s investment performance is compared to the respective Lipper and Morningstar peer groups, benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by each Fund’s portfolio manager.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement — Continued

(Unaudited)

Growth & Income Fund. The Directors compared the Fund’s 0.60% annual advisory fee to fees charged to an independently-selected Lipper category of 286 large-cap core institutional or no-load mutual funds and considered that the fee was lower than the 0.64% average fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.57% to comparable fee waivers and considered that the fee was the same as the category’s average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.775% was lower than the peer group average of 1.028%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of large-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the three-, five- and ten-year periods, but underperformed the peer group for a one-year period. The Directors concluded that the Fund’s performance was satisfactory.

Equity Income Fund. The Directors compared the Fund’s 0.60% annual advisory fee to fees charged to an independently-selected Lipper category of 71 equity income institutional or no-load mutual funds and considered that the fee was lower than the 0.63% average fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.53% to comparable fee waivers and considered that the fee was lower than the 0.56% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.775% was lower then the peer group average of 1.030%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of large-cap value funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three- and five-year periods. The Directors considered the performance in the context of the focus of the portfolio manager to obtain an income yield higher than the Fund’s benchmark as well as to minimize risk and the enhancements made by the Adviser to its overall investment process in recent years. The Directors concluded that, although the Fund’s investment performance over time was lower than the peer group average performance, the Adviser was addressing the Directors’ concerns about investment performance and the Directors retained confidence in the Adviser’s overall capabilities to manage the Fund.

Equity Growth Fund. The Directors compared the Fund’s 0.60% annual advisory fee to fees charged to an independently-selected Lipper category of 250 large-cap growth institutional or no-load mutual funds and considered that the fee was lower than the 0.69% average fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.36% to comparable fee waivers and considered that the fee was lower than the 0.57% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.775% was lower then the peer group average of 1.102%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of large-cap growth funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three-, and five- and ten-year periods. The Directors noted that the Fund’s year-to-date performance was slightly better than the peer group and that the one-year performance was better than the Fund’s benchmark index. The Directors considered the performance in the context of the change of the portfolio management team within the past three years as well as the enhancements made by the Adviser to its overall investment process. The Directors concluded that, although the Fund’s investment performance over time was lower than the peer group average performance, the Fund’s performance had improved under the new portfolio management team and the Directors retained confidence in the Adviser’s overall capabilities to manage the Fund.

Capital Opportunities Fund. The Directors compared the Fund’s 1.30% annual advisory fee to fees charged to an independently-selected Lipper category of 232 small-cap core institutional or no-load mutual funds and considered that the fee was higher than the 0.87% average fee, but significantly lower then the highest fee of 2.90%. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 1.04% to comparable fee waivers and considered that the fee was higher than the 0.75% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 1.275% was slightly higher than the peer group average of 1.245%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of small-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the three-year period, but had underperformed for the one-year period. The Directors considered the performance in the context of the change in the investment strategy to a blend of growth and value stocks in recent years. The Fund is sub-advised by Delaware Management Company. The Directors also noted that the Fund had

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement — Continued

(Unaudited)

outperformed the respective Lipper category and benchmark index for the three-year period. The Directors concluded that the Fund’s performance was satisfactory.

International Equity Fund. The Directors compared the Fund’s 1.22% annual advisory fee to fees charged to an independently-selected Lipper category of 42 international multi-cap value institutional or no-load mutual funds and considered that the fee was higher than the 0.85% average fee and slightly lower than the 1.25% maximum fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.90% to comparable fee waivers and considered that the fee was higher than the 0.72% average, but lower than the highest fee of 1.25%. The Directors noted that the Fund’s expense ratio was considerably higher than the median for its peer group. The Adviser explained that this was largely attributable to the Fund’s portfolio being actively managed by two separate sub-advisers who were in turn overseen by the Adviser. The Adviser also noted that the Fund benefited from the voluntary waiver. The Directors also noted that the Fund’s Institutional Class total annual expense ratio of 1.275% was slightly higher than the peer group average of 1.200%, and much lower than the maximum expense ratio of 2.0%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of foreign large-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-, three-, five- and ten-year periods. The Directors considered the performance in the context that the Fund is divided into two separate portfolios, each managed separately by different sub-advisers, and noted the five-star overall Morningstar rating. The Fund is sub-advised by Morgan Stanley Investment Management Limited and Julius Baer Investment Management LLC. The Directors concluded that the Fund’s performance was exceptional.

Diversified Real Estate Fund. The Directors compared the Fund’s 0.80% annual advisory fee to fees charged to an independently-selected Lipper category of 73 real estate institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.79% average fee. The Directors noted that the Adviser’s voluntary waiver of the advisory fee to limit the overall expenses to 1.05% was not currently necessary as the Fund’s actual expense ratio was lower than the voluntary limitation. The Directors considered that the Fund’s Institutional Class total annual expense ratio of 1.023% was lower than the peer group average of 1.131%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of real estate funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three- and five-year periods. The Directors considered the overall performance in the context of the portfolio manager’s stock selection, selection allocation and risk management. The Directors noted that the Fund had underperformed its peer group and benchmark index primarily due to one issuer-specific dynamic. The Directors concluded that, although the Fund’s investment performance was lower than the peer group average performance, the Fund’s performance was acceptable over time and they retained confidence in the Adviser’s overall capabilities to manage the Fund.

Low Duration Bond Fund. The Directors compared the Fund’s 0.30% annual advisory fee to fees charged to an independently-selected Lipper category of 93 short investment grade debt institutional or no-load mutual funds and considered that the fee was lower than the 0.39% average fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.09% to comparable fee waivers and considered that the fee was lower than the 0.26% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.625% was lower than the peer group average of 0.641%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of short-term bond funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-year period and was the same as the peer group average for the three-month and year-to-date periods. The Fund is sub-advised by Boyd Watterson Asset Management, LLC. The Directors considered the performance in the context of the timing of the Fund’s recent inception the Fund’s asset size and a large-scale redemption that affected the Fund’s performance and concluded that the performance was acceptable.

Limited Maturity Bond Fund. The Directors compared the Fund’s 0.35% annual advisory fee to fees charged to an independently-selected Lipper category of 62 short-intermediate investment grade debt institutional or no-load mutual funds and considered that the fee was lower than the 0.43% average fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.30% to comparable fee waivers and considered that the fee was lower than the 0.36% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.720%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement — Continued

(Unaudited)

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of short-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the three- and ten-year periods and underperformed for the one- and five-year periods. The Directors considered the performance in the context of the Adviser’s retention of a sub-adviser, Boyd Watterson Asset Management, LCC, within the past two years and the improved investment performance since the transition of advisory services to the sub-adviser. The Directors concluded that the performance was satisfactory.

Total Return Bond Fund. The Directors compared the Fund’s 0.35% annual advisory fee to fees charged to an independently-selected Lipper category of 84 corporate debt A-rated institutional or no-load mutual funds and considered that the fee was lower than the 0.46% average fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.28% to comparable fee waivers and considered that the fee was lower than the 0.34% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.782%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of intermediate-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-year period and had underperformed for the three- and five-year periods. The Directors considered the performance in the context of the Adviser’s retention of a sub-adviser, Boyd Watterson Asset Management, LCC, within the past two years and the improved investment performance since the transition of advisory services to the sub-adviser. The Directors concluded that the performance was satisfactory.

Maryland Tax-Exempt Bond Fund. The Directors compared the Fund’s 0.50% annual advisory fee to fees charged to an independently-selected Lipper category of 10 Maryland municipal debt institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.47% average fee and lower than the highest fee of 0.65%. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.22% to comparable fee waivers and considered that the fee was lower than the 0.41% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.671%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of municipal single state intermediate-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-year period and had underperformed for the three-, five- and ten-year periods. The Directors considered the performance in the context of the focus of the portfolio manager to maintain a shorter duration to manage the risk of fluctuations in the yield curve in a rising interest rate environment. The Directors concluded that, although the Fund’s long-term investment performance was lower than the average performance of the peer group, the Adviser had performed well in a rising interest rate environment and the Directors retained confidence in the Adviser’s overall capabilities to manage the Fund.

Tax-Exempt Limited Maturity Bond Fund. The Directors compared the Fund’s 0.50% annual advisory fee to fees charged to an independently-selected Lipper category of 16 short-intermediate municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.36% average fee and the same as the highest fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.29% to comparable fee waivers and considered that the fee was slightly higher than the 0.28% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.540%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of municipal national short-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-year period and had underperformed for the three- and five-year periods. The Directors considered the performance in the context of the focus of the portfolio manager to maintain a shorter duration to manage the risk of fluctuations in the yield curve in a rising interest rate environment. The Directors concluded that, although the Fund’s long-term investment performance was lower than the average performance of the peer group, the Adviser had performed well in a rising interest rate environment and the Directors retained confidence in the Adviser’s overall capabilities to manage the Fund.

National Tax-Exempt Bond Fund. The Directors compared the Fund’s 0.50% annual advisory fee to fees charged to an independently-selected Lipper category of 73 general municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.45% average fee, but lower than the highest fee of 0.93%. The Directors also compared the

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement — Continued

(Unaudited)

Adviser’s voluntary waiver of the annual advisory fee to 0.29% to comparable fee waivers and considered that the fee was lower than the 0.35% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.646%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the Morningstar category of municipal national intermediate-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-year period and had underperformed for the three- and five-year periods. The Directors considered the performance in the context of the focus of the portfolio manager to maintain a shorter duration to manage the risk of fluctuations in the yield curve in a rising interest rate environment. The Directors concluded that, although the Fund’s long-term investment performance was lower than the average performance of the peer group, the Adviser had performed well in a rising interest rate environment and the Directors retained confidence in the Adviser’s overall capabilities to manage the Fund.

Prime Money Market Fund. The Directors compared the Fund’s 0.25% annual advisory fee to fees charged to an independently-selected Lipper category of 255 institutional money market mutual funds and considered that the fee was slightly higher than the 0.24% average fee. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.21% to comparable fee waivers and considered that the fee was higher than the 0.16% average, but lower than the highest fee of 0.52%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.400% was lower than the peer group average of 0.463%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the iMoneyNet category of first tier institutional money market funds. The comparative information showed that the Fund’s 7-day yield for the period ended March 31, 2005, were slightly lower than the category average. The Directors also considered the Fund’s performance in the context of the risk undertaken by the portfolio manager and the Directors concluded that the Fund’s performance was acceptable.

Government Money Market Fund. The Directors compared the Fund’s 0.25% annual advisory fee to fees charged to an independently-selected Lipper category of 126 institutional U.S. government money market mutual funds and considered that the fee was higher than the 0.21% average fee and lower than the highest fee of 0.50%. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.21% to comparable fee waivers and considered that the fee was higher than the 0.15% average, but lower than the highest fee of 0.46%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.400% was lower than the peer group average of 0.406%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the iMoneyNet U.S. Government and agencies category of institutional money market funds. The comparative information showed that the Fund’s 7-day yield for the period ended March 31, 2005, were higher than the category average and the Directors concluded that the Fund’s performance was satisfactory.

Tax-Exempt Money Market Fund. The Directors compared the Fund’s 0.25% annual advisory fee to fees charged to an independently-selected Lipper category of 102 institutional tax-exempt money market mutual funds and considered that the fee was slightly higher than the 0.23% average fee, but lower than the highest fee of 0.50%. The Directors also compared the Adviser’s voluntary waiver of the annual advisory fee to 0.19% to comparable fee waivers and considered that the fee was higher than the 0.16% average, but lower than the highest fee of 0.50% after waiver. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.400% was lower than the peer group average of 0.401% and the highest fee of 0.831%. The Directors concluded that the Fund’s advisory fees were within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2005 to that of the iMoneyNet all tax-free category of institutional money market funds. The comparative information showed that the Fund’s 7-day yield for the period ended March 31, 2005, were higher than the category average and the Directors concluded that the Fund’s performance was satisfactory.

The Directors also considered the existence of breakpoints in the advisory fee schedules for the Funds that reduce the Adviser’s fee rate on assets above a specified level for each Fund. The Directors recognized that breakpoints may be an appropriate way for the Adviser to share its economies of scale with a Fund should any of the Funds experience substantial asset growth in the future. The Adviser noted the economies of scale realized by the Funds and those realized by the Adviser would be mutually beneficial

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement — Continued

(Unaudited)

to the extent that a Fund’s asset growth outpaces fixed expense growth. In considering economies of scale, the Directors recognized that it is difficult to assess breakpoints because, within the mutual fund industry as a whole, there is no uniformity or pattern in the fees or asset levels at which breakpoints (if any) are set. Because different advisers have different cost structures and service models, there are variations in the services that are included in the fees paid by other similar mutual funds which make it difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds.

The Directors also considered the costs to the Adviser in providing services to the Company’s Funds and the profitability for the Adviser from its overall association with the Company. At the request of the Directors, the Adviser provided information concerning the profitability of the Adviser’s investment advisory activities for the twelve month period ended December 31, 2004 and the financial condition of its parent Company, Mercantile Bankshares Corporation. The information considered by the Directors included operating profit margin information for the Adviser’s services to all of its investment company business, as well as the Adviser’s profitability analysis for each Fund. The Directors reviewed the methods of allocation used by the Adviser in preparing the profitability data. The Adviser believes that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of a larger organization.

The Directors also considered the costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Funds. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on their review, concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Funds was not excessive.

The Directors concluded that based on the services that the Adviser would provide to the Company under the Advisory Agreement and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and reasonable with respect to each Fund. Based upon such information, as it considered necessary to the exercise of its reasonable business judgment, the Directors concluded unanimously that it was in the best interests of the Funds to continue the Advisory Agreement with the Adviser for an additional one-year period.

Approval of the Sub-Advisory Agreements

The Advisory Agreement authorizes the Adviser to employ sub-advisers (each a “Sub-Adviser”) to assist in the performance of any or all of the advisory services to the Funds under the Adviser’s supervision, provided that any fees or compensation payable to a sub-adviser shall be paid by the Adviser.

At the May 20, 2005 meeting, the Board of Directors, including the Independent Directors, also unanimously approved the continuation of (1) the separate Sub-Advisory Agreements between the Adviser and Morgan Stanley Investment Management Limited and between the Adviser and Julius Baer Investment Management LLC, respectively, with respect to the International Equity Fund; and (2) the Sub-Advisory Agreement between the Adviser and Boyd Watterson Asset Management, LLC with respect to the Limited Maturity Bond, Total Return Bond and Low Duration Bond Funds, each for an additional one-year period.

In connection with such approval, the Directors considered, with the assistance of their independent counsel, their legal responsibilities and reviewed materials received from each Sub-Adviser. The materials were requested by the Adviser and contained specific information to assist the Directors’ consideration of the Sub-Advisory Agreements. The Directors also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance. The Directors reviewed these materials with representatives of each Sub-Adviser, management of the Adviser and the Company, counsel to the Company and independent counsel to the Directors. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of the Sub-Adviser or Adviser were present.

In voting to approve the continuation of each Sub-Advisory Agreement, the Directors considered whether the continuance would be in the best interests of the shareholders of each of the respective Funds, an evaluation based primarily on the nature and quality of the services provided by each Sub-Adviser and the overall fairness of the Sub-Advisory Agreements. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Sub-Advisory Agreement is reasonable and fair and that the continuation of each Sub-Advisory Agreement is in the best interests of the respective Fund and its shareholders.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement — Continued

(Unaudited)

In reaching their determination to continue the Sub-Advisory Agreements, the Directors considered all factors they believed relevant, including the nature, extent and quality of advisory services rendered by each Sub-Adviser; the investment performance of each Fund managed by a Sub-Adviser; and the profitability of each Sub-Adviser related to providing advisory services to a Fund, considering the direct and indirect expenses incurred by the Sub-Adviser in providing such advisory services to the Fund. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and it is presumed each Director attributed different weights to the various factors.

International Equity Fund. In approving the continuation of the Sub-Advisory Agreements, the Board considered the nature, extent and quality of the sub-advisory services being rendered by Morgan Stanley Investment Management (“Morgan Stanley”) and Julius Baer Investment Management (“Julius Baer”). The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of each Sub-Adviser dedicated to performing services for the Fund. The Directors also considered each Sub-Adviser’s policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Directors noted that each Sub-Adviser may benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Fund’s purchases and sales of portfolio securities. The Directors review information at each regular meeting concerning each Sub-Adviser’s soft dollar arrangements. The Directors also considered the Sub-Advisers’ compliance programs and noted that each Sub-Adviser had refined its compliance program in light of new regulatory requirements. Based on this review, the Directors concluded that each Sub-Adviser had the capabilities, resources and personnel necessary to manage the Fund.

In assessing the investment performance of each portfolio of the Fund that is separately managed by each Sub-Adviser, the Directors considered the performance of each Sub-Adviser in comparison to specified benchmark indices and the performance of the Sub-Adviser’s other accounts with a similar investment style. In addition to the performance information received by the Directors at each regularly Board meeting, the Directors routinely receive detailed information from each Sub-Adviser during the year, that discusses each portfolio’s investment performance and holdings as well as the Sub-Adviser’s investment outlook and strategy. The Directors noted that the long-term performance of each portfolio had outperformed the respective index and concluded that the investment performance of each Sub-Adviser was satisfactory.

The Directors also considered the overall fairness of the Sub-Advisory Agreements and reviewed the fee structure and the profitability of each Sub-Adviser from its association with the Fund. The Directors considered that the advisory fee schedules for the Funds contained breakpoints that reduce each Sub-Adviser’s respective fee rate on assets above a specified level for each portfolio of the Fund. The Directors recognized that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale with the Adviser and indirectly with the Fund and noted that the assets of the Fund had not yet grown to the point where breakpoints would be realized. The Directors noted that economies of scale may be realized by each Sub-Adviser across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. The Directors also considered the profitability for each Sub-Adviser from its overall association with the Fund. The Directors concluded that based on the services each Sub-Adviser would provide to the Fund under the Sub-Advisory Agreements and the information received from each Sub-Adviser relating to expenses incurred by each Sub-Adviser in the performance of such services, the compensation to be paid to each Sub-Adviser was fair and reasonable.

Limited Maturity Bond, Total Return Bond and Low Duration Bond Funds. In approving the Sub-Advisory Agreement for each Fund the Board considered the nature, extent and quality of the sub-advisory services being rendered by Boyd Watterson Asset Management, LLC (“Boyd”). The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Boyd dedicated to performing services for each Fund, including the strategy, economic analysis, investment philosophy and allocation methodologies. The Directors also considered Boyd’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Directors also considered Boyd’s compliance program and noted that it had refined its compliance program in light of new regulatory requirements. The Directors noted that each of the services provided by Boyd draws on, and benefits from, the resources of the larger organization of its direct parent company, Mercantile-Safe Deposit and Trust Company. Based on this review, the Directors concluded that Boyd had the capabilities, resources and personnel necessary to manage the Funds.

In assessing the investment performance of each Fund, the Directors considered the performance of the Fund in comparison to specified benchmark indices and the performance of Boyd’s other accounts with a similar investment style. In addition to the performance information received by the Directors at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Boyd during the year, that discusses each Fund’s investment performance and holdings as well as Boyd’s investment outlook and strategy. With respect to the Limited Maturity Bond and Total Return Bond Funds, the Directors noted that the performance of each Fund had substantially improved since the transition of advisory services to Boyd within the recent years. With respect to the Low Duration Bond Fund, the Directors noted the investment performance was lower than the respective index and considered the underperformance in the context of the timing of the Fund’s recent inception and the Fund’s

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreement — Concluded

(Unaudited)

small asset size and a large-scale redemption that affected the Fund’s performance. The Directors concluded that the investment performance of each Fund was satisfactory.

The Directors also considered the overall fairness of the Sub-Advisory Agreement and reviewed the fee structure of the agreement and the profitability of Boyd from its association with the Funds. The Directors considered that the advisory fee schedules stipulated that fees shall be waived proportionally to any fee management waivers that the Adviser has voluntarily made in order to keep the annual fees and expenses for the Funds at a certain level. The Directors reviewed the breakpoints included in the schedules that reduce Boyd’s respective fee rate on assets above a specified level for each Fund and noted that the assets of the Fund had not yet grown to the point where breakpoints would be realized. The Directors recognized that breakpoints may be an appropriate way for Boyd to share its economies of scale because the Adviser has comparable breakpoints on its advisory fee. The Directors noted that economies of scale may be realized by Boyd across similar products and services and considered the costs of Boyd in providing services to the Funds and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. The Directors also considered the profitability for Boyd from its overall association with the Company. The Directors concluded that based on the services Boyd would provide to the Funds under the Sub-Advisory Agreements and its expenses incurred in the performance of such services, the compensation to be paid was fair and reasonable with respect to each Fund.

Mercantile Funds, Inc.

Shareholder Expenses

(Unaudited)

As a shareholder of the Mercantile Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mercantile Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 through May 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 12/1/04	Ending Account Value 5/31/05	Expense Paid During Period* 12/1/04 - 5/31/05	Expense Ratio During Period** 12/1/04 - 5/31/05
Prime Money Market Fund	Institutional Shares	1,000.00	1,021.80	2.02	0.40%
	Class A Shares	1,000.00	1,016.70	4.53	0.90%
	Class C Shares	1,000.00	1,016.70	4.53	0.90%

Government Money Market Fund	Institutional Shares	1,000.00	1,021.40	2.02	0.40%
	Class A Shares	1,000.00	1,016.30	4.52	0.90%
	Class C Shares	1,000.00	1,016.50	4.42	0.88%

Tax-Exempt Money Market Fund	Institutional Shares	1,000.00	1,016.40	2.01	0.40%
	Class A Shares	1,000.00	1,011.40	4.51	0.90%
	Class C Shares	1,000.00	1,011.10	4.51	0.90%

Growth & Income Fund	Institutional Shares	1,000.00	1,058.00	4.00	0.78%
	Class A Shares	1,000.00	1,052.90	6.55	1.28%
	Class C Shares	1,000.00	1,048.00	9.09	1.78%

Equity Income Fund	Institutional Shares	1,000.00	1,034.80	3.96	0.78%
	Class A Shares	1,000.00	1,034.90	6.49	1.28%
	Class C Shares	1,000.00	1,030.80	8.96	1.77%

Equity Growth Fund	Institutional Shares	1,000.00	1,024.20	3.94	0.78%
	Class A Shares	1,000.00	1,023.00	6.46	1.28%
	Class C Shares	1,000.00	1,015.60	8.89	1.77%

Capital Opportunities Fund	Institutional Shares	1,000.00	998.10	6.33	1.27%
	Class A Shares	1,000.00	992.20	8.79	1.77%
	Class C Shares	1,000.00	988.10	11.25	2.27%

International Equity Fund	Institutional Shares	1,000.00	1,036.30	6.45	1.27%
	Class A Shares	1,000.00	1,032.30	8.97	1.77%
	Class C Shares	1,000.00	1,026.60	11.47	2.27%

Diversified Real Estate Fund	Institutional Shares	1,000.00	1,101.80	5.45	1.04%
	Class A Shares	1,000.00	1,095.30	8.04	1.54%
	Class C Shares	1,000.00	1,091.20	10.64	2.04%

Low Duration Bond Fund	Institutional Shares	1,000.00	1,012.10	3.16	0.63%
	Class A Shares	1,000.00	1,011.60	4.36	0.87%
	Class C Shares	1,000.00	1,004.70	6.80	1.36%

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

		Beginning Account Value 12/1/04	Ending Account Value 5/31/05	Expense Paid During Period* 12/1/04 - 5/31/05	Expense Ratio During Period** 12/1/04 - 5/31/05
Limited Maturity Bond Fund	Institutional Shares	1,000.00	1,020.50	2.62	0.52%
	Class A Shares	1,000.00	1,013.50	5.12	1.02%
	Class C Shares	1,000.00	1,010.40	7.62	1.52%

Total Return Bond Fund	Institutional Shares	1,000.00	1,056.90	2.67	0.52%
	Class A Shares	1,000.00	1,049.70	5.21	1.02%
	Class C Shares	1,000.00	1,046.50	7.76	1.52%

Maryland Tax-Exempt Bond Fund	Institutional Shares	1,000.00	1,019.20	2.62	0.52%
	Class A Shares	1,000.00	1,014.10	5.12	1.02%
	Class C Shares	1,000.00	1,007.20	7.61	1.52%

Tax-Exempt Limited Maturity Bond Fund	Institutional Shares	1,000.00	998.90	2.64	0.53%
	Class A Shares	1,000.00	992.00	5.07	1.02%
	Class C Shares	1,000.00	989.00	7.54	1.52%

National Tax-Exempt Bond Fund	Institutional Shares	1,000.00	1,014.30	2.61	0.52%
	Class A Shares	1,000.00	1,009.20	5.11	1.02%
	Class C Shares	1,000.00	1,002.20	7.59	1.52%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Mercantile Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 12/1/04	Ending Account Value 5/31/05	Expense Paid During Period* 12/1/04 - 5/31/05	Expense Ratio During Period** 12/1/04 - 5/31/05
Prime Money Market Fund	Institutional Shares	1,000.00	1,022.94	2.02	0.40%
	Class A Shares	1,000.00	1,020.44	4.53	0.90%
	Class C Shares	1,000.00	1,020.44	4.53	0.90%

Government Money Market Fund	Institutional Shares	1,000.00	1,022.94	2.02	0.40%
	Class A Shares	1,000.00	1,020.44	4.53	0.90%
	Class C Shares	1,000.00	1,020.54	4.43	0.88%

Tax-Exempt Money Market Fund	Institutional Shares	1,000.00	1,022.94	2.02	0.40%
	Class A Shares	1,000.00	1,020.44	4.53	0.90%
	Class C Shares	1,000.00	1,020.44	4.53	0.90%

Growth & Income Fund	Institutional Shares	1,000.00	1,021.04	3.93	0.78%
	Class A Shares	1,000.00	1,018.55	6.44	1.28%
	Class C Shares	1,000.00	1,016.06	8.95	1.78%

Mercantile Funds, Inc.

Shareholder Expenses — Concluded

(Unaudited)

		Beginning Account Value 12/1/04	Ending Account Value 5/31/05	Expense Paid During Period* 12/1/04 - 5/31/05	Expense Ratio During Period** 12/1/04 - 5/31/05
Equity Income Fund	Institutional Shares	1,000.00	1,021.04	3.93	0.78%
	Class A Shares	1,000.00	1,018.55	6.44	1.28%
	Class C Shares	1,000.00	1,016.11	8.90	1.77%

Equity Growth Fund	Institutional Shares	1,000.00	1,021.04	3.93	0.78%
	Class A Shares	1,000.00	1,018.55	6.44	1.28%
	Class C Shares	1,000.00	1,016.11	8.90	1.77%

Capital Opportunities Fund	Institutional Shares	1,000.00	1,018.60	6.39	1.27%
	Class A Shares	1,000.00	1,016.11	8.90	1.77%
	Class C Shares	1,000.00	1,013.61	11.40	2.27%

International Equity Fund	Institutional Shares	1,000.00	1,018.60	6.39	1.27%
	Class A Shares	1,000.00	1,016.11	8.90	1.77%
	Class C Shares	1,000.00	1,013.61	11.40	2.27%

Diversified Real Estate Fund	Institutional Shares	1,000.00	1,019.75	5.24	1.04%
	Class A Shares	1,000.00	1,017.25	7.75	1.54%
	Class C Shares	1,000.00	1,014.76	10.25	2.04%

Low Duration Bond Fund	Institutional Shares	1,000.00	1,021.79	3.18	0.63%
	Class A Shares	1,000.00	1,020.59	4.38	0.87%
	Class C Shares	1,000.00	1,018.15	6.84	1.36%

Limited Maturity Bond Fund	Institutional Shares	1,000.00	1,022.34	2.62	0.52%
	Class A Shares	1,000.00	1,019.85	5.14	1.02%
	Class C Shares	1,000.00	1,017.35	7.64	1.52%

Total Return Bond Fund	Institutional Shares	1,000.00	1,022.34	2.62	0.52%
	Class A Shares	1,000.00	1,019.85	5.14	1.02%
	Class C Shares	1,000.00	1,017.35	7.64	1.52%

Maryland Tax-Exempt Bond Fund	Institutional Shares	1,000.00	1,022.34	2.62	0.52%
	Class A Shares	1,000.00	1,019.85	5.14	1.02%
	Class C Shares	1,000.00	1,017.35	7.64	1.52%

Tax-Exempt Limited Maturity Bond Fund	Institutional Shares	1,000.00	1,022.29	2.67	0.53%
	Class A Shares	1,000.00	1,019.85	5.14	1.02%
	Class C Shares	1,000.00	1,017.35	7.64	1.52%

National Tax-Exempt Bond Fund	Institutional Shares	1,000.00	1,022.34	2.62	0.52%
	Class A Shares	1,000.00	1,019.85	5.14	1.02%
	Class C Shares	1,000.00	1,017.35	7.64	1.52%

For more information Proxy Voting Policies and Procedures The company’s proxy voting policies are available, without charge, (i) through the company’s website www.mercantilefunds.com and (ii) by visiting the SEC’s website at http://www.sec.gov. Portfolio Holdings The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Investment Advisor and Administrator: MERCANTILE CAPITAL ADVISORS, INC. Baltimore, Maryland Custodian: The Fifth Third Bank Cincinnati, Ohio Transfer Agent: BISYS Fund Services Columbus, Ohio Distributor: Mercantile Investment Services, Inc. Boston, Massachusetts This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain certain information concerning the fund’s investment policies and expenses as well as other pertinent information. Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments, during the period covered by the report, to a provision of the code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) from a provision of its Code of Ethics.

(e) Not applicable.

(f) (1) The Code of Ethics is attached hereto as Exhibit A.

    (2) Not applicable.

    (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that L. White Matthews, III is qualified to serve as the committee financial expert serving on its audit committee and that he is “independent,” as defined by this Item. A person who is determined to be an audit committee financial expert pursuant to this Item will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $192,300 for 2004 and $210,000 for 2005.

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2005.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $46,500 for 2004 and $49,000 for 2005.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

(e)(1) The Audit Committee’s policy is to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment adviser (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to each Company, if the engagement relates directly to the operations and financial reporting of each Company. The prior approval requirement will be waived if the aggregate amount of all such non-audit services provided that had not been pre-approved constitutes no more than 5% of the total amount of revenues paid to the auditor by the Company and its adviser affiliates during the fiscal year for which the services are provided. A waiver of the pre-approval requirement will only apply to services not recognized by the Company at the time of the auditor’s engagement and if the services are promptly brought to the attention of the Company and approved by the Company’s Audit Committee prior to completion of the audit.

(e)(2) During the Company’s last fiscal year, there were no waivers of the requirement that non-audit services provided to the Company or any adviser affiliate be pre-approved.

(f) Not applicable.

(g) During the Company’s last two fiscal years, $200,199 and $334,442, respectively, were billed by the auditors, in the aggregate, for non-audit services provided to the Company and adviser affiliates.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Conduct for Principal Executives and Senior Financial Officers.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercantile Funds, Inc.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Chief Executive Officer

Date: July 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Chief Executive Officer

Date: July 29, 2005

By (Signature and Title)*	/s/ Scott J. Liotta
Scott J. Liotta
Chief Financial Officer

Date: July 29, 2005

*	Print the name and title of each signing officer under his or her signature.